UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

303.623.5277

(Registrant’s telephone number, including area code)

JoEllen L. Legg, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end:     September 30

Date of reporting period:  October 1, 2014 – September 30, 2015

Item 1.   Reports to Stockholders.

CLARKSTON FUNDS

CLARKSTON PARTNERS FUND

ANNUAL REPORT

SEPTEMBER 30, 2015

Shareholder Letter 1

Portfolio Update 3

Disclosure of Fund Expenses 5

Portfolio of Investments 6

Statement of Assets and Liabilities 8

Statement of Operations 9

Statement of Changes in Net Assets 10

Financial Highlights 11

Notes to Financial Statements 13

Report of Independent Registered Public Accounting Firm 20

Additional Information 21

Trustees and Officers 25

Clarkston Partners Fund	Shareholder Letter

September 30, 2015 (Unaudited)

“It takes character to sit there with all that cash and do nothing.

I didn’t get to where I am by going after mediocre opportunities.”

- Charlie Munger

Partners Fund Performance

Since its September 15, 2015 inception date, the Clarkston Partners Fund (the “Fund”) outperformed its benchmark, the Russell 2500™ Index, by 2.02% (-3.00% vs. -5.02%).

Partners Fund Strategy

Exposure to the financial services sector had the greatest negative impact on performance during the measurement period. The sector was down -3.42%, and due to its high weighting (28.6% of the Fund, on average) it diminished Fund returns by -1.05%.

The producer durables sector holdings returned -5.36%, and a 13.3% average weighting resulted in a -0.78% impact to the Fund. Energy was the worst performing sector, down -11.64%, but a limited 2.53% exposure mitigated the impact on the Fund as a whole.

On a relative basis, much of the outperformance came from the health care sector. Almost 13% of the Russell 2500TM Index was comprised of health care, which was down 13.24% for the period in review. The Fund, however, held an average position of 2.2% in health care, and those holdings were down a more moderate -3.87%.

The only positive contributor to the Fund’s performance was Broadridge Financial Solutions, Inc. (BR), which averaged 4.5% of the portfolio and returned 0.93% for the second half of September.

Major detractors from portfolio performance were Now Inc. (DNOW), Post Holdings, Inc (POST), and Federated Investors, Inc (FII).

The initial investments in the strategy holdings were made throughout the last two weeks of the quarter. As of quarter end, the Fund held a cash position of 27.7%, which is expected to continue to decline as funds are allocated across the model holdings as opportunities present themselves.

We believe that low interest rates and the Federal Reserve’s stimulus activities have contributed to the outsized market gains over the past quarters and years. As of late, stock price appreciation has outstripped earnings growth, and as a result earnings multiples have expanded. We believe that the market may be incorporating a premium into these multiples due to the Federal Reserve’s dovish actions. Recent volatility may be signaling a market that is checking itself and bracing for the possibility of diminishing access to subsidized capital markets.

In our opinion, cyclical companies and those that depend on low interest rates for financing operations have enjoyed the benefits of recent monetary policy, and while some may be positioned well, it is difficult to predict the impact that increases in interest rates may have. The companies we own have limited capital needs and can finance future outlays with internal funds, and therefore are less dependent on the level and future direction of interest rates. In our opinion, the Fund should exhibit more resilience than the broader market when interest rates begin to rise, and the portfolio is well positioned to weather interest rate uncertainty into the foreseeable future.

Annual Report | September 30, 2015	1

Clarkston Partners Fund	Shareholder Letter

September 30, 2015 (Unaudited)

This being said, we do not make any predictions on the specifics of future market conditions or rates. We strive to identify high-quality companies that will be successful in any likely economic environment and hold them in the portfolio for long periods across the fluctuations of market cycles.

If you have any questions, please do not hesitate to contact us at 1-844-680-6562. As always, we thank you and value your continued confidence in Clarkston’s investment philosophy.

Sincerely,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA	Jeremy J. Modell

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either directly or consequentially caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Fund Services, Inc. is not affiliated with Clarkston Capital Partners, LLC.

2	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

Since Inception*

Clarkston Partners Fund - Founders	-3.00%
Clarkston Partners Fund - Institutional	-3.00%
Russell 2500TM Index TR	-5.02%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

* Fund’s inception date is September 15, 2015.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell® is a trademark of Frank Russell Company.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Founders Class and Institutional Class shares (as reported in the September 8, 2015 Prospectus, as supplemented) are 1.09% and 0.88% and 1.24% and 1.03%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2017.

The Fund is new and has a limited operating history.

Annual Report | September 30, 2015	3

Clarkston Partners Fund	Portfolio Update

September 30, 2015 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

The Western Union Co.	5.81%
Broadridge Financial Solutions, Inc.	5.04%
Brown & Brown, Inc.	4.90%
Matthews International Corp., Class A	4.26%
Hillenbrand, Inc.	4.12%
Willis Group Holdings PLC	4.05%
Federated Investors, Inc., Class B	3.66%
Linear Technology Corp.	3.19%
Actuant Corp., Class A	3.06%
Legg Mason, Inc.	2.96%

Top Ten Holdings	41.05%

Sector Allocation (as a % of Net Assets)*

Financial Services	32.86%
Producer Durables	19.12%
Consumer Discretionary	7.24%
Consumer Staples	4.71%
Technology	3.19%
Energy	2.81%
Health Care	2.40%
Cash, Cash Equivalents, & Other Net Assets	27.67%

Total	100.00%

*	Holdings are subject to change.

4	www.clarkstonfunds.com

Clarkston Partners Fund	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

Example. As a shareholder of the Clarkston Partners Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held until September 30, 2015.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio	Expenses Paid During Period April 1, 2015 - September 30, 2015(a)
Founders
Actual(b)	$1,000.00	$970.00	0.85%	$0.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Institutional Class
Actual(b)	$1,000.00	$970.00	1.00%	$0.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	1.00%	$5.06

(a)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(b)	The actual expenses paid during the period are based on the commencement of operations on September 16, 2015.

Annual Report | September 30, 2015	5

Clarkston Partners Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

COMMON STOCKS (72.33%)
Consumer Discretionary (7.24%)
Cable One, Inc.	3,000	$1,258,260
John Wiley & Sons, Inc., Class A	50,000	2,501,500
Matthews International Corp., Class A	110,000	5,386,700

Total Consumer Discretionary		9,146,460

Consumer Staples (4.71%)
McCormick & Co., Inc.	45,000	3,698,100
Post Holdings, Inc.(a)	38,000	2,245,800

Total Consumer Staples		5,943,900

Energy (2.81%)
NOW, Inc.(a)	240,000	3,552,000

Total Energy		3,552,000

Financial Services (32.86%)
Broadridge Financial Solutions, Inc.	115,000	6,365,250
Brown & Brown, Inc.	200,000	6,194,000
Equifax, Inc.	30,000	2,915,400
Federated Investors, Inc., Class B	160,000	4,624,000
Legg Mason, Inc.	90,000	3,744,900
LPL Financial Holdings, Inc.	70,000	2,783,900
Markel Corp.(a)	3,000	2,405,580
The Western Union Co.	400,000	7,344,000
Willis Group Holdings PLC	125,000	5,121,250

Total Financial Services		41,498,280

Health Care (2.40%)
Patterson Cos, Inc.	70,000	3,027,500

Total Health Care		3,027,500

Producer Durables (19.12%)
Actuant Corp., Class A	210,000	3,861,900
CH Robinson Worldwide, Inc.	45,000	3,050,100
Cintas Corp.	30,000	2,572,500
Graco, Inc.	45,000	3,016,350
Hillenbrand, Inc.	200,000	5,202,000
Landstar System, Inc.	55,000	3,490,850
Waters Corp.(a)	25,000	2,955,250

Total Producer Durables		24,148,950

See Notes to Financial Statements.

6	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

Technology (3.19%)
Linear Technology Corp.	100,000	$4,035,000

Total Technology		4,035,000

TOTAL COMMON STOCKS (Cost $95,221,863)		91,352,090

TOTAL INVESTMENTS (72.33%) (Cost $95,221,863)		$91,352,090

Other Assets In Excess Of Liabilities (27.67%)		34,953,003

NET ASSETS (100.00%)		$126,305,093

(a)	Non-income producing security.

Common Abbreviations:

PLC - Public Limited Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund’s net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2015	7

Clarkston Partners Fund	Statement of Assets and Liabilities

September 30, 2015

ASSETS:

Investments, at value (Cost $95,221,863)	$91,352,090
Cash & Cash Equivalents	34,897,642
Due from advisor	8,412
Dividends receivable	47,150
Prepaid offering costs	50,041

Total Assets	126,355,335

LIABILITIES:

Administration and transfer agency fees payable	6,633
Payable for printing	3,306
Audit and tax fees payable	23,089
Payable to Chief Compliance Officer	1,250
Accrued expenses and other liabilities	15,964

Total Liabilities	50,242

NET ASSETS	$126,305,093

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$130,155,684
Accumulated net investment income	19,182
Net unrealized depreciation on investments	(3,869,773)

NET ASSETS	$126,305,093

PRICING OF SHARES

Founders:
Net Asset Value, offering and redemption price per share	$9.70
Net Assets	$126,280,829
Shares of beneficial interest outstanding	13,015,750

Institutional Class:
Net Asset Value, offering and redemption price per share	$9.70
Net Assets	$24,264
Shares of beneficial interest outstanding	2,501

See Notes to Financial Statements.

8	www.clarkstonfunds.com

Clarkston Partners Fund	Statement of Operations

For the Period Ended September 30, 2015(a)

INVESTMENT INCOME:

Dividends	$47,150

Total Investment Income	47,150

EXPENSES:

Investment advisory fees (Note 6)	41,994
Administration fees	5,590
Shareholder service fees
Institutional Class	2
Custodian fees	833
Legal fees	3,268
Audit and tax fees	19,821
Transfer agent fees	1,866
Registration and filing fees	13,695
Printing fees	3,306
Chief Compliance Officer fees	1,250
Offering costs	2,790
Other expenses	611

Total Expenses	95,026

Less fees waived/reimbursed by investment adviser
Founders Class (Note 6)	(50,396)
Institutional Class (Note 6)	(10)

Total fees waived/reimbursed by investment adviser	(50,406)

Net Expenses	44,620

NET INVESTMENT INCOME	2,530

UNREALIZED LOSS ON INVESTMENTS:

Change in unrealized depreciation on:
Investments	(3,869,773)

UNREALIZED LOSS ON INVESTMENTS	(3,869,773)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,867,243)

(a)	Commenced operations on September 16, 2015.

See Notes to Financial Statements.

Annual Report | September 30, 2015	9

Clarkston Partners Fund	Statement of Changes in Net Assets

For the Period Ended September 30, 2015 (a)

OPERATIONS:
Net investment income	$2,530
Net change in unrealized depreciation on investments	(3,869,773)

Net decrease in net assets resulting from operations	(3,867,243)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders :
Shares sold	130,613,687
Shares redeemed	(466,361)

Net increase from beneficial share transactions	130,147,326

Institutional Class:
Shares sold	25,010

Net increase from beneficial share transactions	25,010

Net increase in net assets	126,305,093

NET ASSETS:
Beginning of period	–

End of period (including accumulated net investment income of $19,182)	$126,305,093

(a)	Commenced operations on September 16, 2015.

See Notes to Financial Statements.

10	www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

For the Period Ended September 30, 2015 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.00(c)
Net realized and unrealized loss on investments	(0.30)

Total from Investment Operations	(0.30)

NET DECREASE IN NET ASSET VALUE	(0.30)

NET ASSET VALUE, END OF PERIOD	$9.70

TOTAL RETURN(d)	(3.00)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$126,281

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.81%(e)
Operating expenses including reimbursement/waiver	0.85%(e)
Net investment income including reimbursement/waiver	0.05%(e)

PORTFOLIO TURNOVER RATE(f)	0%

(a)	Commenced operations on September 16, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

The total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed/waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	11

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

For the Period Ended September 30, 2015 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	0.00(c)
Net realized and unrealized loss on investments	(0.30)

Total from Investment Operations	(0.30)

NET DECREASE IN NET ASSET VALUE	(0.30)

NET ASSET VALUE, END OF PERIOD	$9.70

TOTAL RETURN(d)	(3.00)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$24

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.96%(e)
Operating expenses including reimbursement/waiver	1.00%(e)
Net investment loss including reimbursement/waiver	(0.10)%(e)

PORTFOLIO TURNOVER RATE(f)	0%

(a)	Commenced operations on September 16, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

The total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed/waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

12	www.clarkstonfunds.com

Clarkston Partners Fund	Notes to Financial Statements
September 30, 2015

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 13 registered funds. This annual report describes the Clarkston Partners Fund (the “Fund”). The Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund currently offers Founders Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before September 16, 2015 other than those relating to the sale and issuance of the Fund’s Institutional Class shares and Founders Class shares to ALPS Fund Services, Inc. (“ALPS”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc., the Fund’s principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Annual Report | September 30, 2015	13

Clarkston Partners Fund	Notes to Financial Statements

September 30, 2015

Fair Value Measurements:  The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$9,146,460	$–	$–	$9,146,460
Consumer Staples	5,943,900	–	–	5,943,900
Energy	3,552,000	–	–	3,552,000
Financial Services	41,498,280	–	–	41,498,280
Health Care	3,027,500	–	–	3,027,500
Producer Durables	24,148,950	–	–	24,148,950
Technology	4,035,000	–	–	4,035,000

Total	$91,352,090	$–	$–	$91,352,090

The Fund recognizes transfers between levels as of the end of the period. For the fiscal period ended September 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

14	www.clarkstonfunds.com

Clarkston Partners Fund	Notes to Financial Statements

September 30, 2015

Offering Costs:  The Fund incurred offering costs during the period ended September 30, 2015. These offering costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through September 30, 2015 are shown on the Fund’s Statement of Operations and amounts that remain to be amortized are shown on the Fund’s Statement of Assets and Liabilities.

Trust Expenses:  Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses:  Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses:  Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes:  The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal period ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. If applicable, the Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income:  Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders:  The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Annual Report | September 30, 2015	15

Clarkston Partners Fund	Notes to Financial Statements

September 30, 2015

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. There were no distributions paid by the Fund for the fiscal period ended September 30, 2015.

Reclassifications: As of September 30, 2015, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments

$(16,652)	$16,652	$–

These differences are primarily attributed to non-deductible organizational costs.

Unrealized Appreciation and Depreciation on Investments:    As of September 30, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$115,997
Gross unrealized depreciation (excess of tax cost over value)	(3,985,770)

Net unrealized depreciation	$(3,869,773)

Cost of investments for income tax purposes	$95,221,863

Components of Distributable Earnings:  At September 30, 2015, components of distributable earnings were as follows:

Undistributed ordinary income	$19,182
Net unrealized depreciation on investments	(3,869,773)

Total	$(3,850,591)

Capital Losses:   As of September 30, 2015, the Fund had no accumulated capital loss carryforwards.

16	www.clarkstonfunds.com

Clarkston Partners Fund	Notes to Financial Statements

September 30, 2015

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal period ended September 30, 2015 were as follows:

Purchases of Securities	Proceeds from Sales of Securities

$95,221,863	$0

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

For the Period Ended September 30, 2015(a)
Founders
Shares sold	13,062,845
Shares redeemed	(47,095)

Net increase in shares outstanding	13,015,750

Institutional Class
Shares sold	2,501

Net increase in shares outstanding	2,501

(a)	Commenced operations on September 16, 2015.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 100% of the shares outstanding are held within one omnibus account. Investment activities of these shareholders could have a material impact on the Fund.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Annual Report | September 30, 2015	17

Clarkston Partners Fund	Notes to Financial Statements

September 30, 2015

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.80% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder servicing fees, brokerage expenses, interest expenses, taxes, acquired fund fees and expenses and extraordinary expenses to an annual rate of 0.85% of the Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval of the Trust’s Board.

For the fiscal period ended September 30, 2015, the fee waivers and/or reimbursements were $50,396 and $10 for the Founders Class and Institutional Class, respectively.

As of September 30, 2015, the balance of recoupable expenses was $50,396 and $10 for the Founders Class and Institutional Class, respectively, and will expire in 2018.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal period ended September 30, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

18	www.clarkstonfunds.com

Clarkston Partners Fund	Notes to Financial Statements

September 30, 2015

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular number of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of the Institutional Class shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with other expenses on the Statement of Operations.

7. TRUSTEES

As of September 30, 2015, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2015	19

Report of Independent Registered
Clarkston Partners Fund	Public Accounting Firm

The Board of Trustees and Shareholders

ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of Clarkston Partners Fund, including the portfolio of investments, as of September 30, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period from September 16, 2015 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians, or by other appropriate auditing procedures where replies from custodians were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clarkston Partners Fund as of September 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 16, 2015 (commencement of operations) to September 30, 2015, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 24, 2015

20	www.clarkstonfunds.com

Clarkston Partners Fund	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-844-680-6562 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-844-680-6562 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENT

On August 14, 2015, the Trustees met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement with the Adviser, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust on behalf of the Funds to the Adviser of 0.80% of the Clarkston Partners Fund’s daily average net assets and of 0.50% of the Clarkston Fund’s daily average net assets, in light of the nature, extent and quality of the advisory services to be provided by the Adviser to the Funds.

The Trustees considered the information they received comparing each of the Fund’s contractual annual advisory fee and overall expenses with those of funds in the expense groups and universes of funds provided by an independent provider of investment company data (the “Data Provider”), which screened retail and institutional small blend mutual funds and excluded all others. The Data Provider peer group for the Clarkston Fund’s Institutional Class consisted of the Clarkston Fund and eight other large blend funds identified by the Data Provider and that only institutional load funds were considered for inclusion in the expense group. The Data Provider peer groups for the Clarkston Partners Fund’s Founders Class and Institutional Class each consisted of the Clarkston Partners Fund and 11 other small/mid cap blend funds identified by the Data Provider and that only institutional load funds were considered for inclusion in each expense group.

Annual Report | September 30, 2015	21

Clarkston Partners Fund	Additional Information

September 30, 2015 (Unaudited)

The Trustees noted that the Adviser’s contractual advisory fee of 0.50% for the Clarkston Fund’s Institutional Class was below the Data Provider peer group average of 0.672% and below the Data Provider peer group median of 0.700% and that the Clarkston Fund’s Institutional Class total net expense of 0.700% (after fee waiver and expense reimbursement) was below the Data Provider peer group average of 0.784% and the Data Provider peer group median of 0.750%. After further consideration, the Trustees determined that the contractual annual advisory fee and total net expense set forth above for the Clarkston Fund, taking into account the contractual fee waiver in place, was fair to the Clarkston Fund’s shareholders.

The Trustees further noted that the Adviser’s contractual advisory fee of 0.80% for the Clarkston Partners Fund’s Founders Class and Institutional Class was below the Data Provider peer group average of 0.812% and 0.812%, respectively and below the Data Provider peer group median of 0.775% and 0.775%, respectively. The Trustees also noted that the Clarkston Partners Fund’s Founders Class total net expense of 0.850% (after fee waiver and expense reimbursement) was below the Data Provider peer group average of 1.021% and the Data Provider peer group median of 1.033% and that the Clarkston Partners Fund’s Institutional Class total net expense of 1.000% (after fee waiver and expense reimbursement) was below the Data Provider peer group average of 1.033% and the Data Provider peer group median of 1.035%. After further consideration, the Trustees determined that the contractual annual advisory fee and total net expense set forth above for the Clarkston Partners Fund, taking into account the contractual fee waiver in place, was fair to the Clarkston Partners Fund’s shareholders.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Investment Advisory Agreement with the Adviser. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the separately managed accounts under management by the Adviser. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Funds.

The Trustees considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, the Adviser’s Code of Ethics.

Performance: The Trustees noted that since the Funds have not yet begun operations, there is no performance of the Funds to be reviewed or analyzed at this time. The Trustees also noted that the Clarkston Partners Fund would be managed in a substantially similar manner as the Adviser’s small-mid cap product, the performance of which is the performance of the product’s composite comprised of separately managed accounts (the “Small-Mid Cap Composite”). The Trustees further noted that the Clarkston Fund would be managed in a substantially similar manner to the Adviser’s large cap product, the performance of which is the performance of the product’s composite comprised of separately managed accounts (the “Large Cap Composite”). The Trustees further considered the Adviser’s reputation generally and its investment techniques, risk management controls and decision-making processes.

22	www.clarkstonfunds.com

Clarkston Partners Fund	Additional Information

September 30, 2015 (Unaudited)

Accounts Using Comparable Strategies: The Trustees reviewed the information provided by the Adviser regarding the Small-Mid Cap Composite and the Large Cap Composite that employ a comparable strategy to the Clarkston Partners Fund and the Clarkston Fund, respectively, and the fees charged with respect to such accounts.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by the Adviser based on the fees to be payable under the Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Funds. The Trustees then reviewed and discussed the financial statement information provided by the Adviser in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Funds would be passed along to the shareholders under the proposed Advisory Agreement. The Trustees noted that economies of scale are anticipated at projected asset levels for the Clarkston Partners Fund in the near term but are not anticipated at projected asset levels for the Clarkston Fund in the near term.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds. They noted that the Adviser does not participate in soft dollar programs, but does have a single enterprise solutions agreement that provides ancillary benefits to the Adviser.

The Board summarized its deliberations with respect to the Advisory Agreement with the Adviser. In selecting the Adviser and the fees charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●

the contractual annual advisory fees of 0.80% of the Clarkston Partners Fund’s daily average net assets to be paid to the Adviser under the Advisory Agreement and the total net expenses of 0.85% and 1.00% for each of the Clarkston Partners Fund’s Founders Class and Institutional Class, respectively, taking into account the contractual fee waiver in place, was fair to the Clarkston Partners Fund’s shareholders;

●

the contractual annual advisory fees of 0.50% of the Clarkston Fund’s daily average net assets to be paid to the Adviser under the Advisory Agreement and the total net expense of 0.70% for the Clarkston Fund’s Institutional Class, taking into account the contractual fee waiver in place, was fair to the Clarkston Fund’s shareholders;

●	the terms of the proposed fee waiver/expense reimbursement letter agreement between the Trust, on behalf of the Funds, and the Adviser, were reasonable;

Annual Report | September 30, 2015	23

Clarkston Partners Fund	Additional Information

September 30, 2015 (Unaudited)

●	the nature, extent and quality of services to be rendered by the Adviser under the Advisory Agreement were adequate;

●

although there was no performance history for the Clarkston Partners Fund for the Board to consider, because the Clarkston Partners Fund will be managed in a substantially similar manner to the Small-Mid Cap Composite and the Small-Mid Cap Composite had outperformed (annualized) its benchmarks for the 1-, 3-, 5- and 10-year and since inception periods as of December 31, 2014 is a positive factor in the approval process;

●

although there was no performance history for the Clarkston Fund for the Board to consider, because the Clarkston Fund will be managed in a substantially similar manner to the Large Cap Composite and the Large Cap Composite had outperformed (annualized) its benchmark for the 3- and 10-year and since inception periods as of December 31, 2014 is a positive factor in the approval process;

●

the advisory fees charged by the Adviser to the accounts comprising the Small-Mid Cap Composite that employ a comparable strategy to the Clarkston Partners Fund were generally comparable to the advisory fee proposed to be charged to the Clarkston Partners Fund; however, it was noted that the other accounts were not subject to the 1940 Act;

●

the advisory fees charged by the Adviser to the accounts comprising the Large Cap Composite that employ a comparable strategy to the Clarkston Fund were generally comparable to the advisory fee proposed to be charged to the Clarkston Fund; however, it was noted that the other accounts were not subject to the 1940 Act;

●	the estimated profitability of the Adviser in connection with the management of the Funds was not expected to be unreasonable; and

●	there were no material economies of scale or other material incidental benefits accruing to the Adviser in connection with its relationship with the Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Funds and their shareholders.

24	www.clarkstonfunds.com

Clarkston Partners Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Cheryl Burgermeister Birth year: 1951	Trustee	Ms. Burgermeister was elected to the Board on October 30, 2012.	Ms. Burgermeister is Trustee, Chairman of the Board (effective January 2015) and Audit Committee and Nominating and Governance Committee member of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Finance Committee member of the Portland Community College Foundation (January 2001 to present). She also served as Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to January 2015), Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to June 30, 2015) and Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010). Ms. Burgermeister is a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.	13	Ms. Burgermeister is a Trustee and Chairman of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (48 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2015	25

Clarkston Partners Fund	Trustees and Officers

September 30, 2015 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	13	None.

Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	13	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

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Clarkston Partners Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President of the Trust on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	13	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2015	27

Clarkston Partners Fund	Trustees and Officers

September 30, 2015 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

JoEllen L. Legg Birth year: 1961	Secretary	Ms. Legg was elected Secretary of the Trust on October 30, 2012.	Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also Secretary of Financial Investors Trust and Reaves Utility Income Fund and the Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Nate Mandeville Birth year: 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust on August 22, 2014.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as the Assistant Treasurer of Financial Investors Trust.

Jennifer Welsh Birth year: 1977	Chief Compliance Officer (“CCO”)	Ms. Welsh was elected CCO of the Trust on August 14, 2015.	Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2010 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-844-680-6562.

28	www.clarkstonfunds.com

This material must be preceded or accompanied by a prospectus.

The Clarkston Funds are distributed by ALPS Distributors, Inc.

COGNIOS
CAPITAL

COGNIOS MARKET NEUTRAL LARGE CAP FUND

Investor Class COGMX
Institutional Class COGIX

ANNUAL
SEPTEMBER 30, 2015

1-855-254-6467 | www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2015 (Unaudited)

Dear Shareholder,

Thank you for investing in the Cognios Market Neutral Large Cap Fund (the “Fund”) and for taking the time to review our Annual Report for the twelve months ended September 30, 2015. We value this opportunity to offer insight into the Fund’s investment strategy and offer commentary on the Fund’s performance and overall market conditions.

The Fund employs a beta-adjusted market neutral investment strategy that seeks to provide investors with returns that are non-correlated to the returns of the global equity and fixed income markets. By attempting to hedge out all of the market Beta, the Fund’s returns over time should be essentially “pure Alpha” (i.e., Alpha is the excess return of a portfolio after considering its Beta exposure.) Additionally, by hedging out the general market movements in this Beta-adjusted market neutral fashion, we believe that the total returns of the Fund will be independent of those broad “systemic” risk factors and macro events that move the entire stock market either positively or negatively over time.

Also, as you have already been notified, effective April 1, 2015, the maximum expense ratio of the Fund was reduced as we believe this is in the best interest of the Fund’s shareholders and aligns with Cognios’ long-term value proposition in helping to ensure that all investors have greater access to the strategies needed to diversify their portfolios.

Below you will find performance updates for the Fund.

During the fiscal year ended September 30, 2015, the total return for the Institutional Class Shares (COGIX) was 4.67% and the total return for the Investor Class Shares (COGMX) was 4.48%. Over the same period, the HFRX Equity Market Neutral Index gained 5.55%, while the S&P 500 Index declined 0.61% on a total return basis.

While the Annual Report is based on our fiscal year ending September 30, 2015, we would like to note that as of September 30th year-to-date performance was 5.06% and 4.58% for COGIX and COGMX shares, respectively. Over the first three quarters of 2015 the HFRX Equity Market Neutral Index returned 4.54% while the S&P 500 TR Index declined 5.29%. Thus far, 2015 has proven to be a difficult and volatile year in the equity market. There are plenty of story lines that one could attribute to the poor performance; however, we would comment that the bull run from March 2009 through the end of 2014 was very long and valuation multiples for the constituents of S&P 500 Index were very elevated at the beginning of 2015.

Regarding performance of the Fund for the six months ended September 30, 2015, the total return for COGIX was 3.72% and the total return for COGMX was 3.64%. As a comparison, the HFRX Equity Market Neutral Index was up 2.80% and the S&P 500 Index declined 6.18% on a total return basis over the same period.

Over the course of the six months ended September 30, 2015, the Fund held seventy-five separate long positions and one hundred seventy-one separate short positions. Thirty-one of the seventy- five long positions were profitable and one hundred thirty-two of the one hundred seventy-one

Annual Report | September 30, 2015	1

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2015 (Unaudited)

short positions were profitable for the period. Total losses generated by the long positions were $1,546,746 offset by $2,274,458 of profits generated by the short positions during the period. The long positions generated a 9.6% loss on average equity capital while the short positions generated gains of 14.2% on average equity capital. The table below displays the top five most profitable long and short positions for the six months ended September 30, 2015.

Ticker	Longs Company	Profits	Ticker	Shorts Company	Profits
MSFT	Microsoft Corp.	$163,423	FCX	Freeport-McMoran, Inc.	$127,216
PM	Philip Morris International	$105,814	WMB	Williams Companies, Inc.	$119,250
VRSN	Verisign, Inc.	$91,535	YHOO	Yahoo! Inc.	$117,227
CPB	Campbell Soup Company	$90,381	DD	E.I. Dupont de Nemours	$88,283
TSS	Total System Services, Inc.	$88,066	JCI	Johnson Controls, Inc.	$84,763

Holdings are subject to change.

The performance data is obviously important; but since the portfolio is hedged, the independence of the performance versus the S&P 500 Index is also very important. Beta, Alpha, Correlation and R Squared are statistics that are commonly used to measure this independence. We track these measures on a monthly basis (33 data points) and the data is presented in the tables below:

	Beta to the S&P 500 TR Index	Annualized Alpha to the S&P 500 TR Index

COGIX	0.23	2.92%
COGMX	0.23	2.64%

	Correlation of Returns to the S&P 500 TR Index	R Squared of Returns to the S&P 500 TR Index[1]

COGIX	32.2%	10.4%
COGMX	32.5%	10.6%

As the tables above indicate, Beta, Correlation and R Squared are all low, meaning that the performance of the Fund is statistically independent of the performance of the S&P 500 TR Index. Meanwhile, the Alpha of the Fund is positive and improved by 166 basis points for COGIX and COGMX shares compared to March 31,2015.

We at Cognios look forward to future opportunities to connect with our shareholders. We strive to continuously add value to your investment experience by providing access to fund information, portfolio updates and straightforward commentary.

If you have any questions regarding the Fund, please contact your account manager or financial adviser, or call one of our shareholder associates at 855-254-6467. We also invite you to visit Cognios’ website at www.cognios.com to learn more about our firm, our team and our values.

2	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2015 (Unaudited)

We thank you for investing with Cognios and for the trust you have placed in us.

Sincerely,

Jonathan Angrist	Brian Machtley	Francisco Bido

Portfolio Managers Cognios Capital, LLC

[1]

R Squared is the coefficient of determination and indicates how well data points fit in a model. In the example in the above table, 10.4% of the monthly movement in share price of COGIX can be explained by the movement of the S&P 500 TR Index.

[2]	A basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Fund Services, Inc. is not affiliated with Cognios Capital, LLC.

Annual Report | September 30, 2015	3

Cognios Market Neutral Large Cap Fund

Portfolio Update	September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

	3 Month	6 Month	1 Year	Since Inception*

Cognios Market Neutral Large Cap Fund - Investor	2.33%	3.53%	4.47%	5.69%
Cognios Market Neutral Large Cap Fund - Institutional	2.41%	3.72%	4.77%	5.94%
S&P 500® Total Return Index(a)	-6.44%	-6.18%	-0.61%	13.77%
HFRX Equity Market Neutral Index(b)	3.67%	2.80%	5.55%	3.60%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of  the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 855.254.6467 or by visiting www.cogniosfunds.com.

*	Fund’s inception date is December 31, 2012.

(a)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index.

(b)

The HFRX Equity Market Neutral Index is a common benchmark for long/ short market neutral hedge funds (funds traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the SEC). More information about this index may be found at www.hedgefundresearch.com.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Investor Class and Institutional Class shares (as reported in the supplement dated September 2, 2015 to the January 28, 2015 Prospectus) are 6.16% and 3.96% and 5.44% and 3.71% respectively. Total Annual Fund Operating Expenses excluding Dividend Expense (dividends paid on borrowed securities), Borrowing Costs and Brokerage Expenses on Securities Sold Short are: Investor Class 4.15% Institutional Class 3.43%, while Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement excluding Dividend Expenses, Borrowing Costs and Brokerage Expenses on securities sold short are: Investor Class 1.95% Institutional Class 1.70%. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2016.

4	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio Update	September 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)*

Basic Materials - Long	0.57%
Basic Materials (Short)	-3.75%
Communications - Long	10.94%
Communications (Short)	-6.16%
Consumer Cyclical - Long	16.16%
Consumer Cyclical (Short)	-11.08%
Consumer Non-cyclical - Long	35.40%
Consumer Non-cyclical (Short)	-9.55%
Energy - Long	2.83%
Energy (Short)	-14.63%
Financials - Long	4.85%
Financials (Short)	-11.23%
Industrials - Long	15.24%
Industrials (Short)	-6.99%
Technology - Long	25.12%
Technology (Short)	-6.51%
Utilities - Long	3.68%
Cash, Cash Equivalents, & Other Net Assets	55.11%

TOTAL	100.00%

*	Holdings are subject to change. Table presents indicative values only.

Annual Report | September 30, 2015	5

Cognios Market Neutral Large Cap Fund

Portfolio Update	September 30, 2015 (Unaudited)

Top 10 Long Positions (as a % of Net Assets)*

Security	Ticker	Weight

Campbell Soup Co.	CPB	5.55%
Clorox Co.	CLX	5.47%
McDonald’s Corp.	MCD	5.45%
VeriSign, Inc.	VRSN	5.40%
CA, Inc.	CA	5.28%
3M Co.	MMM	5.25%
Philip Morris International, Inc.	PM	5.25%
Dun & Bradstreet Corp.	DNB	5.25%
General Mills, Inc.	GIS	5.23%
Coach, Inc.	COH	5.04%

*	Holdings are subject to change. Table presents indicative values only.

6	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Disclosure of Fund Expenses	September 30, 2015 (Unaudited)

Examples. As a shareholder of the Cognios Market Neutral Large Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held until September 30, 2015.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2015 – September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)	Expenses Paid During Period April 1, 2015 - September 30, 2015(b)

Investor Class
Actual	$ 1,000.00	$ 1,035.30	3.80%	$ 19.39
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,006.02	3.80%	$ 19.11

Institutional Class
Actual	$ 1,000.00	$ 1,037.20	3.56%	$ 18.18
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,007.22	3.56%	$ 17.91

(a)

Annualized, based on the Fund’s most recent fiscal half-year expenses. Expense ratio excluding interest expense and dividends paid on borrowed securities is 1.95% and 1.70% for Investor Class and Institutional Class, respectively.

(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2015	7

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2015

	Shares	Value (Note 2)

COMMON STOCKS (114.79%)
Basic Materials (0.57%)
LyondellBasell Industries NV - Class A(a)	1,136	$94,697

Total Basic Materials		94,697

Communications (10.94%)
F5 Networks, Inc.(a)(b)	1,202	139,192
Scripps Networks Interactive, Inc. - Class A(a)	13,845	681,035
VeriSign, Inc.(a)(b)	12,754	899,922
Viacom, Inc. - Class B(a)	2,372	102,352

Total Communications		1,822,501

Consumer Cyclical (16.16%)
Autozone, Inc.(a)(b)	202	146,214
Coach, Inc.(a)	29,036	840,011
Delta Air Lines, Inc.(a)	2,192	98,355
McDonald’s Corp.(a)	9,210	907,461
WW Grainger, Inc.(a)	3,255	699,858

Total Consumer Cyclical		2,691,899

Consumer Non-cyclical (35.40%)
Altria Group, Inc.(a)	2,750	149,600
AmerisourceBergen Corp.(a)	933	88,626
Archer-Daniels-Midland Co.(a)	2,172	90,029
Campbell Soup Co.(a)	18,226	923,694
Clorox Co.(a)	7,886	911,069
Colgate-Palmolive Co.(a)	11,684	741,467
CR Bard, Inc.(a)	755	140,664
Danaher Corp.(a)	1,680	143,153
General Mills, Inc.(a)	15,520	871,137
Gilead Sciences, Inc.(a)	8,315	816,450
Philip Morris International, Inc.(a)	11,021	874,296
Total System Services, Inc.(a)	3,216	146,103

Total Consumer Non-cyclical		5,896,288

Energy (2.83%)
Ensco PLC - Class A(a)	5,464	76,933
Helmerich & Payne, Inc.(a)	1,709	80,767
Southwestern Energy Co.(a)(b)	5,891	74,757
Tesoro Corp.(a)	1,063	103,366
Transocean, Ltd.(a)	2,755	35,595
Valero Energy Corp.(a)	1,669	100,307

Total Energy		471,725

See Notes to Financial Statements.

8	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2015

		Shares	Value (Note 2)

Financials (4.85%)
Affiliated Managers Group, Inc.(a)(b)		4,720	$807,073

Total Financials			807,073

Industrials (15.24%)
3M Co.(a)		6,173	875,146
Harris Corp.(a)		11,472	839,177
L-3 Communications Holdings, Inc.(a)		7,872	822,781

Total Industrials			2,537,104

Technology (25.12%)
Accenture PLC - Class A(a)		7,756	762,105
Apple, Inc.(a)		6,481	714,854
CA, Inc.(a)		32,219	879,579
Dun & Bradstreet Corp.(a)		8,326	874,230
Fiserv, Inc.(a)(b)		1,718	148,796
Micron Technology, Inc.(a)(b)		5,909	88,517
Oracle Corp.(a)		19,820	715,898

Total Technology			4,183,979

Utilities (3.68%)
CMS Energy Corp.(a)		2,906	102,640
Edison International(a)		1,652	104,192
Entergy Corp.(a)		1,500	97,650
FirstEnergy Corp.(a)		3,072	96,184
NiSource, Inc.(a)		5,819	107,943
Public Service Enterprise Group, Inc.(a)		2,459	103,671

Total Utilities			612,280

TOTAL COMMON STOCKS (Cost $19,966,798)			19,117,546

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.25%)
Money Market Fund (1.25%)
BlackRock Liquidity Treasury Fund	0.01000%	208,655	208,655

TOTAL SHORT TERM INVESTMENTS (Cost $208,655)			208,655

TOTAL INVESTMENTS (116.04%) (Cost $20,175,453)			$19,326,201

See Notes to Financial Statements.

Annual Report | September 30, 2015	9

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2015

Value (Note 2)

SECURITIES SOLD SHORT (-69.90%)
(Proceeds $13,170,170)	$(11,641,747)

Other Assets In Excess Of Liabilities (53.86%)	8,970,357 (c)

NET ASSETS (100.00%)	$16,654,811

See Notes to Financial Statements.

10	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2015

	Shares	Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-69.90%)
Basic Materials (-3.75%)
Air Products & Chemicals, Inc.	(959)	$(122,349)
Alcoa, Inc.	(12,306)	(118,876)
Freeport-McMoRan, Inc.	(10,332)	(100,117)
Monsanto Co.	(2,076)	(177,166)
PPG Industries, Inc.	(1,211)	(106,193)

Total Basic Materials		(624,701)

Communications (-6.16%)
Interpublic Group of Cos., Inc.	(3,866)	(73,956)
Level 3 Communications, Inc.	(1,551)	(67,763)
NetFlix, Inc.	(2,483)	(256,395)
News Corp. - Class A	(4,092)	(51,641)
Priceline Group, Inc.	(223)	(275,820)
TripAdvisor, Inc.	(839)	(52,874)
Yahoo!, Inc.	(8,568)	(247,701)

Total Communications		(1,026,150)

Consumer Cyclical (-11.08%)
American Airlines Group, Inc.	(3,742)	(145,302)
CarMax, Inc.	(1,955)	(115,971)
DR Horton, Inc.	(3,429)	(100,675)
Goodyear Tire & Rubber Co.	(2,588)	(75,906)
Johnson Controls, Inc.	(6,152)	(254,447)
Lennar Corp. - Class A	(1,622)	(78,067)
Mohawk Industries, Inc.	(1,021)	(185,608)
Newell Rubbermaid, Inc.	(1,414)	(56,150)
PulteGroup, Inc.	(3,412)	(64,384)
Royal Caribbean Cruises, Ltd.	(2,057)	(183,258)
Signet Jewelers, Ltd.	(750)	(102,097)
Tiffany & Co.	(1,202)	(92,818)
Walgreens Boots Alliance, Inc.	(3,406)	(283,039)
Whirlpool Corp.	(734)	(108,089)

Total Consumer Cyclical		(1,845,811)

Consumer Non-cyclical (-9.55%)
AbbVie, Inc.	(4,777)	(259,917)
Boston Scientific Corp.	(12,660)	(207,751)
Express Scripts Holding Co.	(2,989)	(241,989)
Mallinckrodt PLC	(1,082)	(69,183)
McGraw Hill Financial, Inc.	(453)	(39,185)

See Notes to Financial Statements.

Annual Report | September 30, 2015	11

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2015

	Shares	Value (Note 2)

Consumer Non-cyclical (continued)
Medtronic PLC	(4,136)	$(276,864)
Moody’s Corp.	(331)	(32,504)
Mylan NV	(4,584)	(184,552)
St Jude Medical, Inc.	(1,247)	(78,673)
Stryker Corp.	(1,684)	(158,464)
Tenet Healthcare Corp.	(1,101)	(40,649)

Total Consumer Non-cyclical		(1,589,731)

Energy (-14.63%)
Anadarko Petroleum Corp.	(3,875)	(234,011)
Apache Corp.	(5,216)	(204,259)
Baker Hughes, Inc.	(4,103)	(213,520)
Cameron International Corp.	(1,784)	(109,395)
Chesapeake Energy Corp.	(6,834)	(50,093)
Chevron Corp.	(3,680)	(290,278)
Cimarex Energy Co.	(532)	(54,519)
ConocoPhillips	(5,526)	(265,027)
CONSOL Energy, Inc.	(3,608)	(35,359)
Diamond Offshore Drilling, Inc.	(2,308)	(39,928)
First Solar, Inc.	(2,329)	(99,565)
Hess Corp.	(2,688)	(134,561)
Marathon Oil Corp.	(6,333)	(97,528)
Occidental Petroleum Corp.	(3,412)	(225,704)
Range Resources Corp.	(1,539)	(49,433)
Williams Cos., Inc.	(9,048)	(333,419)

Total Energy		(2,436,599)

Financials (-11.23%)
Aflac, Inc.	(714)	(41,505)
Allstate Corp.	(630)	(36,691)
Ameriprise Financial, Inc.	(295)	(32,193)
Aon PLC	(442)	(39,166)
Bank of America Corp.	(17,403)	(271,139)
BB&T Corp.	(1,291)	(45,960)
BlackRock, Inc.	(272)	(80,912)
Capital One Financial Corp.	(903)	(65,486)
CBRE Group, Inc. - Class A	(516)	(16,512)
Citigroup, Inc.	(5,052)	(250,630)
Comerica, Inc.	(295)	(12,124)
E*Trade Financial Corp.	(486)	(12,796)
Fifth Third Bancorp	(1,248)	(23,600)

See Notes to Financial Statements.

12	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2015

	Shares	Value (Note 2)

Financials (continued)
Franklin Resources, Inc.	(1,017)	$(37,893)
General Growth Properties, Inc. - REIT	(1,461)	(37,942)
Hartford Financial Services Group, Inc.	(685)	(31,359)
Host Hotels & Resorts, Inc. - REIT	(1,160)	(18,340)
Hudson City Bancorp, Inc.	(820)	(8,339)
Huntington Bancshares, Inc.	(1,331)	(14,109)
Invesco, Ltd.	(662)	(20,674)
JPMorgan Chase & Co.	(6,147)	(374,783)
Keycorp	(1,302)	(16,939)
Kimco Realty Corp. - REIT	(682)	(16,661)
Legg Mason, Inc.	(169)	(7,032)
Morgan Stanley	(3,245)	(102,218)
Navient Corp.	(621)	(6,980)
Principal Financial Group, Inc.	(450)	(21,303)
Prologis, Inc. - REIT	(819)	(31,859)
Prudential Financial, Inc.	(753)	(57,386)
Regions Financial Corp.	(2,044)	(18,416)
SL Green Realty Corp. - REIT	(153)	(16,548)
SunTrust Banks, Inc.	(857)	(32,772)
Torchmark Corp.	(193)	(10,885)
Unum Group	(382)	(12,255)
Weyerhaeuser Co. - REIT	(792)	(21,653)
XL Group PLC	(473)	(17,179)
Zions Bancorporation	(315)	(8,675)

Total Financials		(1,870,914)

Industrials (-6.99%)
Allegion PLC	(996)	(57,429)
Ametek, Inc.	(1,104)	(57,761)
Deere & Co.	(3,088)	(228,512)
Eaton Corp. PLC	(2,060)	(105,678)
Fluor Corp.	(1,302)	(55,140)
Illinois Tool Works, Inc.	(1,615)	(132,931)
Joy Global, Inc.	(2,481)	(37,041)
Martin Marietta Materials, Inc.	(624)	(94,817)
Owens-Illinois, Inc.	(2,660)	(55,115)
Ryder System, Inc.	(690)	(51,088)
Snap-on, Inc.	(372)	(56,150)
Tyco International PLC	(1,842)	(61,633)
Vulcan Materials Co.	(1,246)	(111,143)

See Notes to Financial Statements.

Annual Report | September 30, 2015	13

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2015

	Shares	Value (Note 2)

Industrials (continued)
WestRock Co.	(1,161)	$(59,722)

Total Industrials		(1,164,160)

Technology (-6.51%)
Adobe Systems, Inc.	(2,184)	(179,568)
Akamai Technologies, Inc.	(818)	(56,491)
Altera Corp.	(1,348)	(67,508)
Analog Devices, Inc.	(1,401)	(79,030)
Applied Materials, Inc.	(5,314)	(78,063)
Autodesk, Inc.	(1,271)	(56,102)
Avago Technologies, Ltd.	(1,151)	(143,887)
Cognizant Technology Solutions Corp. - Class A	(2,687)	(168,233)
Lam Research Corp.	(815)	(53,244)
Salesforce.com, Inc.	(2,903)	(201,555)

Total Technology		(1,083,681)

TOTAL COMMON STOCKS (Proceeds $13,170,170)		(11,641,747)

TOTAL SECURITIES SOLD SHORT (-69.90%) (Proceeds $13,170,170)		$(11,641,747)

(a)

Security, or a portion of security, is being held as collateral for short sales. As of September 30, 2015, the aggregate market value of those securities was $11,204,547, which represents approximately 67.28% of the Fund’s net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund’s net assets. (Unaudited)

See Notes to Financial Statements.

14	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Statement of Assets and Liabilities	September 30, 2015

ASSETS:

Investments, at value (cost $20,175,453)	$19,326,201
Segregated cash with brokers (Note 2)	34,152
Deposit with broker for securities sold short (Note 2)	8,983,325
Due from advisor	7,281
Dividends receivable	6,849
Prepaid assets	6,672

Total Assets	28,364,480

LIABILITIES:

Securities sold short (proceeds $13,170,170)	11,641,747
Payable for dividends on short sales	13,674
Payable for distribution and service fees	1,251
Payable to trustees	1,989
Payable to chief compliance officer	1,713
Payable to principal financial officer	833
Accrued expenses and other liabilities	48,462

Total Liabilities	11,709,669

NET ASSETS	$16,654,811

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$16,332,711
Accumulated net investment loss	(2,930)
Accumulated net realized loss on investments and securities sold short	(354,141)
Net unrealized appreciation on investments and securities sold short	679,171

NET ASSETS	$16,654,811

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.68
Net Assets	$6,252,818
Shares of beneficial interest outstanding	645,624
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.76
Net Assets	$10,401,993
Shares of beneficial interest outstanding	1,066,254

See Notes to Financial Statements.

Annual Report | September 30, 2015	15

Cognios Market Neutral Large Cap Fund

Statement of Operations	For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividends	$320,817

Total Investment Income	320,817

EXPENSES:
Investment advisory fee (Note 6)	233,755
Dividend expense on securities sold short	212,766
Interest expense	101,933
Administration fee	143,276
Distribution and service fees
Investor Class	14,936
Custodian fee	10,000
Legal fees	44,732
Audit fees	18,350
Transfer agent fee	40,696
Trustees fees and expenses	10,162
Registration and filing fees	33,069
Printing fees	12,692
Chief compliance officer fee	20,280
Principal financial officer fee	10,000
Insurance expense	4,958
Other expenses	8,573

Total Expenses	920,178

Less fees waived/reimbursed by investment adviser
Investor Class	(116,046)
Institutional Class	(186,946)

Total fees waived/reimbursed by investment adviser (Note 6)	(302,992)

Net Expenses	617,186

NET INVESTMENT LOSS	(296,369)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(37,339)
Securities sold short	673,471

Net realized gain	636,132

Net Increase from Payment by affiliate (Note 2)	46,636

Change in unrealized appreciation/(depreciation) on:
Investments	(1,143,253)
Securities sold short	1,452,223

Net change	308,970

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT	991,738

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$695,369

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

OPERATIONS:
Net investment loss	$(296,369)	$(226,799)
Net realized gain on investments and securities sold short	682,768	1,759,181
Net change in unrealized appreciation on investments and securities sold short	308,970	605,237

Net increase in net assets resulting from operations	695,369	2,137,619

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor Class	(790,016)	(170,799)
Institutional Class	(1,258,654)	(215,970)

Total distributions	(2,048,670)	(386,769)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class:
Shares sold	663,066	125,097
Dividends reinvested	789,357	170,799
Shares redeemed	(361,833)	(105,773)

Net increase from beneficial share transactions	1,090,590	190,123

Institutional Class:
Shares sold	1,356,121	35,902,787
Dividends reinvested	1,221,472	215,970
Shares redeemed	(266,366)	(34,648,888)

Net increase from beneficial share transactions	2,311,227	1,469,869

Net increase in net assets	2,048,516	3,410,842

NET ASSETS:
Beginning of period	14,606,295	11,195,453

End of period (including accumulated net investment loss of $(2,930) and $(45))	$16,654,811	$14,606,295

See Notes to Financial Statements.

Annual Report | September 30, 2015	17

Cognios Market Neutral Large Cap Fund

Statement of Cash Flows	For the Year Ended September 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$695,369
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(62,219,088)
Proceeds from disposition of investment securities	59,122,743
Proceeds from securities sold short transactions	31,376,165
Purchases to cover securities sold short transactions	(31,061,909)
Net purchases of short-term investment securities	(162,276)
Net realized gain on investments and securities sold short	(636,132)
Net change in unrealized appreciation on investments and securities sold short	(308,970)
Changes in assets and liabilities:
Increase in segregated cash with brokers	(14,598)
Decrease in deposit with broker for securities sold short	1,820,753
Increase in receivable due from adviser	(3,498)
Decrease in dividends receivable	444
Decrease in prepaid assets	2,687
Increase in payable for dividends on short sales	2,674
Increase in payable for distribution and service fees	88
Increase in payable to trustees	1,845
Increase in payable to chief compliance officer	47
Decrease in other accrued expenses and other liabilities	(9,491)

Net cash used in operating activities	(1,393,147)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Proceeds from sale of shares	2,059,187
Cost of shares redeemed	(628,199)
Cash distributions paid	(37,841)

Net cash provided by financing activities	1,393,147

NET INCREASE IN CASH FOR THE PERIOD	–

CASH, BEGINNING OF PERIOD	$–
CASH, END OF PERIOD	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$2,010,829

See Notes to Financial Statements.

18	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.77		$9.93	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.20)		(0.17)	(0.12)
Net realized and unrealized gain on investments	0.60		1.35	0.05

Total from Investment Operations	0.40		1.18	(0.07)

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.49)		(0.34)	–

Total Distributions	(1.49)		(0.34)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.09)		0.84	(0.07)

NET ASSET VALUE, END OF PERIOD	$9.68		$10.77	$9.93

TOTAL RETURN(c)	4.47%	(d)	12.12%	(0.70)%

See Notes to Financial Statements.

Annual Report | September 30, 2015	19

Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$6,253	$5,699	$5,067

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	6.06%	6.16%	6.27%(e)
Operating expenses including reimbursement/waiver	4.12%(f)	4.26%	4.13%(e)
Net investment loss including reimbursement/waiver	(2.06)%	(1.71)%	(1.69)%(e)

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	4.04%	4.15%	4.38%(e)
Operating expenses including reimbursement/waiver	2.10%(f)	2.25%	2.25%(e)
Net investment income including reimbursement/waiver	(0.04)%	0.30%	0.19%(e)

PORTFOLIO TURNOVER RATE(g)	291%	461%	155%

(a)	Commenced operations on January 2, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total returns are for the period indicated and have not been annualized. The total return would have been lower had certain expenses not been reimbursed/waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	In 2015, 0.31% of the Fund’s total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.16%.
(e)	Annualized.
(f)	Contractual expense limitation changed from 2.25% to 1.95% effective April 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund - Institutional Class

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.82	$9.95	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.18)	(0.14)	(0.10)
Net realized and unrealized gain on investments	0.61	1.35	0.05

Total from Investment Operations	0.43	1.21	(0.05)

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.49)	(0.34)	–

Total Distributions	(1.49)	(0.34)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.06)	0.87	(0.05)

NET ASSET VALUE, END OF PERIOD	$9.76	$10.82	$9.95

TOTAL RETURN(c)	4.77%(d)	12.41%	(0.50)%

See Notes to Financial Statements.

Annual Report | September 30, 2015	21

Cognios Market Neutral Large Cap Fund - Institutional Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$10,402	$8,907	$6,128

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	5.81%	5.45%	6.02%(e)
Operating expenses including reimbursement/waiver	3.86%(f)	4.01%	3.88%(e)
Net investment loss including reimbursement/waiver	(1.80)%	(1.37)%	(1.42)%(e)

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	3.79%	3.43%	4.13%(e)
Operating expenses including reimbursement/waiver	1.84%(f)	2.00%	2.00%(e)
Net investment income including reimbursement/waiver	0.21%	0.65%	0.46%(e)

PORTFOLIO TURNOVER RATE(g)	291%	461%	155%

(a)	Commenced operations on January 2, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total returns are for the period indicated and have not been annualized. The total return would have been lower had certain expenses not been reimbursed/waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	In 2015, 0.33% of the Fund’s total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.44%.
(e)	Annualized.
(f)	Contractual expense limitation changed from 2.00% to 1.70% effective April 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2015

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 13 registered funds. This annual report describes the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long-term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation:   The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability,

Annual Report | September 30, 2015	23

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2015

including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Basic Materials	$94,697	$–	$–	$94,697
Communications	1,822,501	–	–	1,822,501
Consumer Cyclical	2,691,899	–	–	2,691,899
Consumer Non-cyclical	5,896,288	–	–	5,896,288
Energy	471,725	–	–	471,725
Financials	807,073	–	–	807,073
Industrials	2,537,104	–	–	2,537,104
Technology	4,183,979	–	–	4,183,979
Utilities	612,280	–	–	612,280
Short Term Investments	208,655	–	–	208,655

Total	$19,326,201	$–	$–	$19,326,201

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2015

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Other Financial Instruments

Liabilities
Securities Sold Short
Basic Materials	$(624,701)	$–	$–	$(624,701)
Communications	(1,026,150)	–	–	(1,026,150)
Consumer Cyclical	(1,845,811)	–	–	(1,845,811)
Consumer Non-cyclical	(1,589,731)	–	–	(1,589,731)
Energy	(2,436,599)	–	–	(2,436,599)
Financials	(1,870,914)	–	–	(1,870,914)
Industrials	(1,164,160)	–	–	(1,164,160)
Technology	(1,083,681)	–	–	(1,083,681)

Total	$(11,641,747)	$–	$–	$(11,641,747)

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses:  Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses:  Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses:  Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes:  The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Annual Report | September 30, 2015	25

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2015

Investment Transactions and Investment Income:  Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Payment from Affiliate:  For the year ended September 30, 2015, the Fund was reimbursed $46,636 from the adviser as a result of a trading error.

Distributions to Shareholders:  The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Short Sales:  The Fund may sell securities short. To do this, Cognios Capital, LLC (the “Adviser”) will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the long term, therefore, they are included in the purchase and sales of investments in Note 4 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of September 30, 2015, the Fund held securities sold short with a market value of $11,641,747.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders:  The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2015

or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2015	2014

Ordinary Income	$1,541,660	$386,769
Capital Gains	507,010	–

Total	$2,048,670	$386,769

Reclassifications:  As of September 30, 2015, permanent differences in book and tax accounting were reclassified. The following reclassifications have been made on the Statement of Assets and Liabilities and have no impact on the net asset value of the Fund:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments

$0	$293,484	$(293,484)

Unrealized Appreciation and Depreciation on Investments:  As of September 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$455,793
Gross unrealized depreciation (excess of tax cost over value)	(1,664,568)
Net appreciation on short sales	1,528,423

Net unrealized appreciation	$319,648

Cost of investments for income tax purposes	$20,534,976

Components of Distributable Earnings:   As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,382
Net unrealized appreciation on investments and securities sold short	319,648
Other cumulative effect of timing differences	(2,930)

Total	$322,100

Capital Losses: As of September 30, 2015, the Fund had no accumulated capital loss carryforwards.

Annual Report | September 30, 2015	27

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2015

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding securities sold short intended to be held for less than one year and short-term securities, during the fiscal year ended September 30, 2015, were as follows:

Purchases of Securities	Proceeds from Sales of Securities

$93,280,997	$90,498,908

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Investor Class
Shares sold	66,223	12,035
Shares issued in reinvestment of distributions to shareholders	85,987	17,200
Shares redeemed	(35,577)	(10,519)

Net increase in shares outstanding	116,633	18,716

Institutional Class
Shares sold	138,741	3,511,372
Shares issued in reinvestment of distributions to shareholders	132,338	21,706
Shares redeemed	(28,198)	(3,325,663)

Net increase in shares outstanding	242,881	207,415

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The Fund has one affiliated shareholder representing approximately 70% of total Fund shares. Investment activities of these shareholders could have a material impact on the Fund.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory:  Cognios Capital, LLC (“Cognios Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2015

business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The management fees are paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has agreed contractually to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund attributable to services provided by the Fund’s administrator and its affiliates (including, but not limited to, organizational expenses and offering costs), to the extent necessary to limit the Total Annual Fund Operating Expenses of each of the Investor Class and Institutional Class shares of the Fund (exclusive of brokerage costs, interest on short sales, taxes, dividends, litigation expenses, indemnification amounts, borrowing costs, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses) to 2.00% of the Fund’s average annual net assets until March 31, 2015. Effective April 1, 2015, the Adviser further reduced the fees payable to it as noted above to 1.70% of the Fund’s average annual net assets. The Fee Waiver Agreement is in effect through January 31, 2016 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover expenses on a class-by-class basis expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.

For the fiscal year ended September 30, 2015, the fee waivers and/or reimbursements were as follows:

Fees Waived/Reimbursed by Adviser

Investor Class	$(116,046)
Institutional Class	(186,946)

TOTAL	$(302,992)

As of September 30, 2015, the balances of recoupable expenses for each class were as follows:

	Expiring in 2016	Expiring in 2017	Expiring in 2018

Investor Class	79,516	92,010	116,046
Institutional Class	88,889	125,421	186,946

Administrator:  ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services

Annual Report | September 30, 2015	29

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2015

Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent:  ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of pocket expenses.

Compliance Services:  ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Principal Financial Officer:  ALPS receives an annual fee for providing Principal Financial Officer services to the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution:  ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class shares. The Plan allows the Fund to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

7. TRUSTEES

As of September 30, 2015, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000

30	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2015

for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2015	31

Cognios Market Neutral Large Cap Fund

Report of Independent Registered

Public Accounting Firm

The Board of Trustees and Shareholders

ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of Cognios Market Neutral Large Cap Fund, including the portfolio of investments, as of September 30, 2015, and the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Cognios Market Neutral Large Cap Fund for the period from January 2, 2013 to September 30, 2013, were audited by other auditors whose report thereon dated November 22, 2013, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cognios Market Neutral Large Cap Fund as of September 30, 2015, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 24, 2015

32	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Additional Information	September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-254-6467, or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended December 31, 2014:

Qualified Dividend Income 20.31%

Corporate Dividends Received Deduction 18.37%

In early 2015, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Cognios Market Neutral Large Cap Fund designates $507,010 respectively as a long-term capital gain dividend.

Annual Report | September 30, 2015	33

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Cheryl Burgermeister Birth year: 1951	Trustee	Ms. Burgermeister was elected to the Board on October 30, 2012.	Ms. Burgermeister is Trustee, Chairman of the Board (effective January 2015) and Audit Committee and Nominating and Governance Committee member of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Finance Committee member of the Portland Community College Foundation (January 2001 to present). She also served as Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to January 2015), Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to June 30, 2015) and Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010). Ms. Burgermeister is a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.	13	Ms. Burgermeister is a Trustee and Chairman of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (48 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Cognios Capital, LLC provides investment advisory services, currently none.

34	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2015 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	13	None.

Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	13	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Cognios Capital, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2015	35

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2015 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President of the Trust on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	13	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Cognios Capital, LLC provides investment advisory services, currently none.

36	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2015 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

JoEllen L. Legg Birth year: 1961	Secretary	Ms. Legg was elected Secretary of the Trust on October 30, 2012.	Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of Financial Investors Trust and Reaves Utility Income Fund and Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Nate Mandeville Birth year: 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust on August 22, 2014.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as the Assistant Treasurer of Financial Investors Trust.

Jennifer Welsh Birth year: 1977	Chief Compliance Officer (“CCO”)	Ms. Welsh was elected CCO of the Trust on August 14, 2015.	Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2010 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

Annual Report | September 30, 2015	37

Crystal Strategy FAMILY OF FUNDS

Annual Report

9.30.15

Brinker Capital

Crystal Strategy Family of Funds	Shareholder Letter

September 30, 2015 (Unaudited)

Dear Investors,

September 30th marks the end of our second fiscal year managing the Crystal Suite of Funds. Over the inception of managing our strategy in a mutual fund format, returns have been largely uneventful for investors. For lack of a better analogy, we’ve spun our wheels for the past two years. Importantly though, our flat returns haven’t been due to a lack of ability to perform. Rather, recent performance can instead be explained by a lack of willingness to accept risk. Ability versus willingness may seem like an insignificant differentiation on the surface, but it’s a very important one when discussing performance and positioning. Over the past few years valuations have reached elevated levels, monetary policy has become less accommodative, and global growth has slowed. As a result, reward has not become commensurate with risk and our willingness to maintain large exposures and accept market risk has decreased significantly. We do not expect this to persist indefinitely, but a level of patience and caution is warranted for the time being.

While the global equity sell-off experienced during the 3rd quarter provides some justification for our conservative posture, perfect hindsight can always reveal select areas of improvement. One area of surprise has been the resilience of the market all the way up to the August sell-off. Our expectation had been for a correction far sooner than what had actually transpired. Efforts to increase our short exposure to capitalize upon sell-offs were more often than not in vain as dips were aggressively bought sending the market to new highs. In short, we experienced a number of small “whip-saw1” hits to the portfolios resulting in a larger cumulative hit to overall performance. Fortunately, we did have a few wins as well. The most notable ones were on the short side of the portfolio as positions in Brazil, South Africa, Canada, and broad emerging markets were hit hardest during the sell-off. Additionally, smaller positions in out-of-the-money put options2 (on the S&P 5003) were monetized at significantly higher prices during the depths of the sell-off.

The Crystal Absolute Income Fund was our best performing fund with modestly positive returns through fiscal year end. While we still experienced the aforementioned “whip-saw” hit to performance, the impact was less so for our Income portfolio. Additionally, our bias to duration strategies such as fixed income helped performance thanks to falling interest rates. Often times, what separates investment strategies from one another is not what you own, but rather what isn’t owned. That has certainly been the case with the Income fund as we’ve generally avoided the bulk of the sell-off in Master Limited Partnership (MLPs) and dividend producing integrated oil companies. Based upon our analysis of a number of other income-based portfolios, the meaningful and growing cash flows of these stocks have resulted in income focused strategies loading up on the names. Although some of these investments have played a role in our portfolio historically, our exposure has been thankfully limited. While the sell-off has created some opportunity in a few areas including the energy names, we continue to position the portfolio conservatively with a focus on quality and reliable income.

Our Crystal Absolute Return strategy finished in the middle of the suite of funds with slightly negative returns through fiscal year end. Here, our exposure to “whip-sawing” was more meaningful to overall performance. Additionally, we were hit on a few of our smaller positions including Solar City (SCTY) and FireEye (FEYE). As mentioned above, benefiting performance were short positions in a number of emerging market countries as well as put options on the S&P 500.

As expected, our Crystal Absolute Return Plus Fund finished behind the other two strategies as its more concentrated and aggressive approach tends to magnify the results of its sister portfolio. Contributors and detractors to the fund are nearly identical to that of the Crystal Absolute Return strategy albeit with greater magnitude.

Annual Report | September 30, 2015	1

Crystal Strategy Family of Funds	Shareholder Letter

September 30, 2015 (Unaudited)

As we look forward to the end of 2015 and start of 2016, our market outlook can best be summed up as tactically bullish but strategically cautious. In the near term, we believe markets have a number of factors in their favor including extremely negative sentiment, strong momentum, stabilization of many emerging market currencies, and seasonality. Tactically, our view is that there may be some short-term opportunities in this oversold market. However, we are still uncomfortable and unwilling to adopt more risk than is prudent from a longer-term perspective. Many of the persistent problems that have dogged the global economy since the 2008 crisis have yet to be resolved and these issues will remain until addressed head on. More so, as the potential for a recession increases, our largest fear is that the perceived central bank put may at best be far more out-of-the-money2 than many expect and at worst be ineffective to stimulate the economy and markets. Therefore, we continue to focus on near-term areas of value hedged with areas of greater risk while stressing an overall focus on capital preservation longer-term.

Sincerely,

William Miller

Lead Portfolio Manager

Stuart Quint

Co-Portfolio Manager

Andrew Rosenberger

Co-Portfolio Manager

[1]	“Whipsaw” – Defined as when the price of a security moves in one direction only to turn around quickly and move in the opposite direction.
[2]	“Out-of-the-money” – Refers to a condition when an option is far away from the price with which it is able to be executed.
[3]

S&P 500 – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

2	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Shareholder Letter

September 30, 2015 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

The Crystal Strategy Family of Funds is subject to investment risks, including possible loss of the principal amount invested and therefore are not suitable for all investors. The Funds may not achieve their objectives. Diversification does not ensure a profit or guarantee against loss.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Fund Services, Inc. is not affiliated with Brinker Capital, Inc.

Annual Report | September 30, 2015	3

Crystal Strategy Absolute Income Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

	3 Month	6 Month	1 Year	Since Inception*

Crystal Strategy Absolute Income Fund - A NAV	-1.73%	-2.78%	-1.05%	0.43%

Crystal Strategy Absolute Income Fund - A MOP	-7.15%	-8.11%	-6.52%	-2.75%

Crystal Strategy Absolute Income Fund - I	-1.60%	-2.63%	-0.80%	0.66%

Crystal Strategy Absolute Income Fund - R	-1.76%	-2.85%	-1.26%	0.15%

HFRX Global Hedge Fund Index(a)	-4.27%	-5.01%	-4.74%	-1.99%

US CPI Urban Consumers NSA(b)	-0.29%	0.78%	-0.03%	1.20%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 572-1722 or by visiting www.crystalstrategyfunds.com.

*	The Fund’s inception date is December 30, 2013.
(a)

HFRX Global Hedge Fund Index (USD): The Fund’s investment adviser uses the HFRX Global Hedge Fund Index as a performance reference point because it is designed to be representative of the overall composition of the hedge fund universe. Such index will have a different level of volatility than the actual investment portfolio.

(b)

US CPI (Consumer Price Index) Urban Consumers NSA: Published by the Bureau of Labor Statistics in the Department of Labor, the CPI is a widely used cost-of-living benchmark that measures the price of a fixed basket of goods purchased by a typical consumer.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Class A, Class I and Class R shares (as reported in the January 28, 2015 Prospectus) are 13.61% and 1.66%, 15.07% and 1.41%, and 49.27% and 1.91%, respectively. The Funds’ investment adviser has contractually agreed to limit expenses through January 31, 2016.

4	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)*

DoubleLine Total Return Bond Fund - Institutional Class	8.48%
Vanguard® Short-Term Bond ETF	7.38%
DoubleLine Income Solutions Fund	4.03%
ProShares® Short Real Estate	3.98%
Starwood Property Trust, Inc. - REIT	3.83%
Forward Select Income Fund - Institutional Class	3.23%
AllianceBernstein Income Fund, Inc.	3.03%
NorthStar Realty Finance Corp. - REIT	2.99%
Huntington Bancshares, Inc.	2.66%
ING Groep NV - Sponsored ADR	2.51%

42.12%

*	Holdings are subject to change, excludes cash and cash equivalents.

Annual Report | September 30, 2015	5

Crystal Strategy Absolute Income Fund	Portfolio Update

September 30, 2015 (Unaudited)

Asset Allocation (as a % of Net Assets)*

Exchange-Traded Funds (Long)	20.75%
Financials	15.81%
Open-End Mutual Funds	15.68%
Closed-End Mutual Funds	7.79%
Master Limited Partnerships	5.91%
Purchased Options	0.10%
Exchange-Traded Funds (Short)	-24.16%
Cash, Cash Equivalents, & Other Net Assets	58.12%

100.00%

*	Holdings are subject to change.

6	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

	3 Month	6 Month	1 Year	Since Inception*

Crystal Strategy Absolute Return Fund - A NAV	-1.18%	-2.43%	-2.96%	-3.96%

Crystal Strategy Absolute Return Fund - A MOP	-6.59%	-7.80%	-8.30%	-7.01%

Crystal Strategy Absolute Return Fund - I	-1.07%	-2.32%	-2.69%	-3.58%

Crystal Strategy Absolute Return Fund - R	-1.18%	-2.65%	-3.14%	-4.12%

HFRX Global Hedge Fund Index(a)	-4.27%	-5.01%	-4.74%	-1.99%

US CPI Urban Consumers NSA(b)	-0.29%	0.78%	-0.03%	1.20%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 572-1722 or by visiting www.crystalstrategyfunds.com.

*	The Fund’s inception date is December 30, 2013.
(a)

HFRX Global Hedge Fund Index (USD): The Fund’s investment adviser uses the HFRX Global Hedge Fund Index as a performance reference point because it is designed to be representative of the overall composition of the hedge fund universe. Such index will have a different level of volatility than the actual investment portfolio.

(b)

US CPI (Consumer Price Index) Urban Consumers NSA: Published by the Bureau of Labor Statistics in the Department of Labor, the CPI is a widely used cost-of-living benchmark that measures the price of a fixed basket of goods purchased by a typical consumer.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Class A, Class I and Class R shares (as reported in the January 28, 2015 Prospectus) are 11.42% and 1.83%, 14.45% and 1.58%, and 24.48% and 2.08%, respectively. The Funds’ investment adviser has contractually agreed to limit expenses through January 31, 2016.

Annual Report | September 30, 2015	7

Crystal Strategy Absolute Return Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)*

iShares® 20+ Year Treasury Bond ETF	7.44%
WisdomTree® Japan Hedged Equity Fund	3.15%
Stonegate Bank	2.73%
ING Groep NV - Sponsored ADR	2.56%
Huntington Bancshares, Inc.	2.43%
iShares® MSCI India ETF	2.08%
iShares® Currency Hedged MSCI Germany ETF	1.97%
AllianceBernstein Income Fund, Inc.	1.95%
DoubleLine Income Solutions Fund	1.85%
Oaktree Capital Group LLC	1.76%

27.92%

*	Holdings are subject to change, excludes cash and cash equivalents.

8	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund	Portfolio Update

September 30, 2015 (Unaudited)

Asset Allocation (as a % of Net Assets)*

Exchange-Traded Funds (Long)	18.20%
Financials	10.58%
Open-End Mutual Funds	6.38%
Master Limited Partnerships	5.44%
Closed-End Mutual Funds	3.81%
Consumer Non-cyclical	0.91%
Consumer, Cyclical	0.72%
Purchased Options	0.12%
Industrials	0.00%
Exchange-Traded Funds (Short)	-32.01%
Cash, Cash Equivalents, & Other Net Assets	85.85%

100.00%

*	Holdings are subject to change.

Annual Report | September 30, 2015	9

Crystal Strategy Absolute Return Plus Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

	3 Month	6 Month	1 Year	Since Inception*

Crystal Strategy Absolute Return Plus Fund - A - NAV	-2.30%	-4.61%	-5.09%	-5.51%

Crystal Strategy Absolute Return Plus Fund - A - MOP	-7.66%	-9.83%	-10.27%	-8.50%

Crystal Strategy Absolute Return Plus Fund - I	-2.40%	-4.49%	-4.91%	-5.36%

Crystal Strategy Absolute Return Plus Fund - R	-2.63%	-4.83%	-5.46%	-5.83%

HFRX Global Hedge Fund Index(a)	-4.27%	-5.01%	-4.74%	-1.99%

US CPI Urban Consumers NSA(b)	-0.29%	0.78%	-0.03%	1.20%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 572-1722 or by visiting www.crystalstrategyfunds.com.

*	The Fund’s inception date is December 30, 2013.
(a)

HFRX Global Hedge Fund Index (USD): The Fund’s investment adviser uses the HFRX Global Hedge Fund Index as a performance reference point because it is designed to be representative of the overall composition of the hedge fund universe. Such index will have a different level of volatility than the actual investment portfolio.

(b)

US CPI (Consumer Price Index) Urban Consumers NSA: Published by the Bureau of Labor Statistics in the Department of Labor, the CPI is a widely used cost-of-living benchmark that measures the price of a fixed basket of goods purchased by a typical consumer.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Class A, Class I and Class R shares (as reported in the January 28, 2015 Prospectus) are 9.45% and 1.93%, 9.45% and 1.68%, and 15.30% and 2.18%, respectively. The Funds’ investment adviser has contractually agreed to limit expenses through January 31, 2016.

10	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Plus Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)*

iShares® 20+ Year Treasury Bond ETF	12.92%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	12.19%
WisdomTree® Japan Hedged Equity Fund	5.53%
Stonegate Bank	5.46%
ING Groep NV - Sponsored ADR	4.53%
Huntington Bancshares, Inc.	4.51%
iShares® MSCI India ETF	3.83%
DoubleLine Total Return Bond Fund - Institutional Class	3.68%
Oaktree Capital Group LLC	3.56%
Bogle Investment Management Small Cap Growth Fund - Institutional Class	3.50%

59.71%

*	Holdings are subject to change, excludes cash and cash equivalents.

Annual Report | September 30, 2015	11

Crystal Strategy Absolute Return Plus Fund	Portfolio Update

September 30, 2015 (Unaudited)

Asset Allocation (as a % of Net Assets)*

Exchange-Traded Funds (Long)	42.66%
Financials	20.17%
Open-End Mutual Funds	16.05%
Master Limited Partnerships	10.11%
Closed-End Mutual Funds	4.02%
Consumer Non-cyclical	2.03%
Consumer, Cyclical	0.97%
Purchased Options	0.15%
Industrials	0.00%
Exchange-Traded Funds (Short)	-65.01%
Cash, Cash Equivalents, & Other Net Assets	68.85%

100.00%

*	Holdings are subject to change.

12	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

Examples. As a shareholder of the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund or the Crystal Strategy Absolute Return Plus Fund (the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held until September 30, 2015.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under each class in the table under the heading “Expenses Paid During Period April 1, 2015 – September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line under each class in the tables below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2015	13

Crystal Strategy Family of Funds	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)(b)	Expenses Paid During Period April 1, 2015 - September 30, 2015(c)
Crystal Strategy Absolute Income Fund
Class A
Actual	$1,000.00	$972.20	2.13%	$10.53
Hypothetical (5% return before expenses)	$1,000.00	$1,014.39	2.13%	$10.76
Class I
Actual	$1,000.00	$973.70	1.88%	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.64	1.88%	$9.50
Class R
Actual	$1,000.00	$971.50	2.31%	$11.42
Hypothetical (5% return before expenses)	$1,000.00	$1,013.49	2.31%	$11.66

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)(b)	Expenses Paid During Period April 1, 2015 - September 30, 2015(c)
Crystal Strategy Absolute Return Fund
Class A
Actual	$1,000.00	$975.70	2.63%	$13.03
Hypothetical (5% return before expenses)	$1,000.00	$1,011.88	2.63%	$13.26
Class I
Actual	$1,000.00	$976.80	2.19%	$10.85
Hypothetical (5% return before expenses)	$1,000.00	$1,014.09	2.19%	$11.06
Class R
Actual	$1,000.00	$973.50	2.73%	$13.51
Hypothetical (5% return before expenses)	$1,000.00	$1,011.38	2.73%	$13.77

14	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)(b)	Expenses Paid During Period April 1, 2015 - September 30, 2015(c)
Crystal Strategy Absolute Return Plus Fund
Class A
Actual	$1,000.00	$953.90	4.48%	$21.94
Hypothetical (5% return before expenses)	$1,000.00	$1,002.61	4.48%	$22.49
Class I
Actual	$1,000.00	$955.10	3.35%	$16.42
Hypothetical (5% return before expenses)	$1,000.00	$1,008.27	3.35%	$16.87
Class R
Actual	$1,000.00	$951.70	3.82%	$18.69
Hypothetical (5% return before expenses)	$1,000.00	$1,005.92	3.82%	$19.21

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expense ratio excluding interest expense and dividends paid on borrowed securities for the Crystal Strategy Absolute Income Fund is 1.35%, 1.10% and 1.60% for Class A, Class I and Class R, respectively, for the Crystal Strategy Absolute Return Fund is 1.40%, 1.15% and 1.65% for Class A, Class I and Class R, respectively, and for the Crystal Strategy Absolute Return Plus Fund is 1.50%, 1.25% and 1.75% for Class A, Class I and Class R, respectively.

(c)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2015	15

Crystal Strategy Absolute Income Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

CLOSED-END MUTUAL FUNDS (7.79%)
AllianceBernstein Income Fund, Inc.	33,035	$259,655
DoubleLine Income Solutions Fund(a)	20,020	346,146
Tortoise MLP Fund, Inc.	3,400	62,288

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $751,211)		668,089

COMMON STOCKS (15.81%)
Financials (15.81%)
Ares Capital Corp.	4,735	68,563
Colony Capital, Inc. - Class A - REIT(a)	10,555	206,456
Hercules Technology Growth Capital, Inc.	5,295	53,532
Huntington Bancshares, Inc.	21,515	228,059
ING Groep NV - Sponsored ADR	15,220	215,059
NorthStar Realty Finance Corp. - REIT(a)	20,750	256,262
Starwood Property Trust, Inc. - REIT(a)	16,025	328,833

Total Financials		1,356,764

TOTAL COMMON STOCKS
(Cost $1,561,803)		1,356,764

EXCHANGE-TRADED FUNDS (20.75%)
iShares® Currency Hedged MSCI Germany ETF	7,255	164,616
iShares® MSCI Italy Capped ETF	9,805	140,407
PowerShares® Global Listed Private Equity Portfolio(a)	6,754	70,782
ProShares® Short Real Estate(b)	16,290	341,113
SPDR® Barclays High Yield Bond ETF	4,710	167,959
Vanguard® Short-Term Bond ETF(a)	7,880	633,473
WisdomTree® Japan Hedged Financials Fund	2,875	74,405
WisdomTree® Japan Hedged Real Estate Fund(a)	7,025	187,497

TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,865,673)		1,780,252

See Notes to Financial Statements.

16	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

LIMITED PARTNERSHIPS (5.91%)
Apollo Global Management LLC - Class A(a)	540	$9,277
The Blackstone Group LP(a)	2,790	88,359
Carlyle Group LP(a)	885	14,868
KKR & Co. LP(a)	3,455	57,975
Lazard, Ltd. - Class A(a)	2,000	86,600
Oaktree Capital Group LLC(a)	2,955	146,273
Phillips 66 Partners LP	2,115	104,206

TOTAL LIMITED PARTNERSHIPS
(Cost $621,976)		507,558

OPEN-END MUTUAL FUNDS (15.68%)
DoubleLine Total Return Bond Fund - Institutional Class	66,485	727,342
Driehaus Active Income Fund - Retail Class	8,130	81,624
Forward Select Income Fund - Institutional Class	11,567	276,792
Goldman Sachs Strategic Income Fund - Institutional Class	5,819	57,492
RiverPark Strategic Income Fund - Institutional Class	21,276	201,913

TOTAL OPEN-END MUTUAL FUNDS
(Cost $1,394,331)		1,345,163

	Expiration Date	Strike Price	Contracts	Value (Note 2)

PURCHASED OPTIONS (0.10%)
Purchased Put Options (0.10%)
SPDR® S&P 500® ETF	10/16/2015	188	35	$8,925

TOTAL PURCHASED OPTIONS
(Cost $3,148)				8,925

See Notes to Financial Statements.

Annual Report | September 30, 2015	17

Crystal Strategy Absolute Income Fund	Portfolio of Investments

September 30, 2015

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (27.22%)
Money Market Fund (27.22%)
Fidelity Institutional Money Market Portfolio	0.13591%	2,335,943	$2,335,943

TOTAL SHORT TERM INVESTMENTS
(Cost $2,335,943)			2,335,943

TOTAL INVESTMENTS (93.26%)
(Cost $8,534,085)			$8,002,694

SECURITIES SOLD SHORT (-24.16%)
(Proceeds $2,339,678)			(2,073,395)

Other Assets In Excess Of Liabilities (30.90%)(c)			2,652,146

NET ASSETS (100.00%)			$8,581,445

(a)

Security, or a portion of security, is being held as collateral for short sales. As of September 30, 2015, the aggregate market value of those securities was $1,595,474, which represents approximately 18.59% of the Fund’s net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

	Shares	Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
EXCHANGE-TRADED FUNDS (-24.16%)
Industrial Select Sector SPDR® Fund	(6,150)	$(306,823)
iShares® MSCI Brazil Capped ETF	(9,880)	(216,866)
iShares® MSCI Canada ETF	(8,550)	(196,650)
iShares® MSCI EAFE ETF	(4,580)	(262,526)
iShares® MSCI Emerging Markets ETF	(19,040)	(624,131)
iShares® MSCI Indonesia ETF	(2,670)	(47,232)
Market Vectors® Russia ETF	(2,490)	(39,093)
Powershares QQQ® Trust Series 1	(3,735)	(380,074)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,339,678)		(2,073,395)

TOTAL SECURITIES SOLD SHORT (-24.16%)
(Proceeds $2,339,678)		$(2,073,395)

See Notes to Financial Statements.

18	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund	Portfolio of Investments

September 30, 2015

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund’s net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2015	19

Crystal Strategy Absolute Return Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

CLOSED-END MUTUAL FUNDS (3.81%)
AllianceBernstein Income Fund, Inc.(a)	24,090	$189,348
DoubleLine Income Solutions Fund(a)	10,380	179,470

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $393,650)		368,818

COMMON STOCKS (12.21%)
Consumer Non-cyclical (0.91%)
Infinity Pharmaceuticals, Inc.(b)	7,420	62,699
Odyssey Marine Exploration, Inc.(a)(b)	70,410	25,348

Total Consumer Non-cyclical		88,047

Consumer, Cyclical (0.72%)
Delta Air Lines, Inc.	1,565	70,221

Financials (10.58%)
Ares Capital Corp.	795	11,512
Huntington Bancshares, Inc.(a)	22,165	234,949
ING Groep NV - Sponsored ADR(a)	17,550	247,981
NorthStar Realty Finance Corp. - REIT(a)	9,405	116,152
Starwood Property Trust, Inc. - REIT(a)	7,260	148,975
Stonegate Bank(a)	8,305	264,186

Total Financials		1,023,755

TOTAL COMMON STOCKS
(Cost $1,272,645)		1,182,023

EXCHANGE-TRADED FUNDS (18.20%)
Energy Select Sector SPDR® Fund	1,475	90,270
iShares® 20+ Year Treasury Bond ETF	5,830	720,238
iShares® Currency Hedged MSCI Germany ETF(a)	8,395	190,483
iShares® MSCI Frontier 100 ETF(a)	2,405	60,462
iShares® MSCI India ETF	7,065	201,847
PowerShares® Deutsche Bank U.S. Dollar Index Bullish Fund(b)	3,910	98,141
WisdomTree® Japan Hedged Equity Fund(a)	6,275	305,341

See Notes to Financial Statements.

20	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

EXCHANGE-TRADED FUNDS (18.20%) (continued)
WisdomTree® Japan Hedged Real Estate Fund(a)	3,605	$96,217

TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,834,256)		1,762,999

LIMITED PARTNERSHIPS (5.44%)
Apollo Global Management LLC - Class A(a)	685	11,768
The Blackstone Group LP(a)	2,165	68,566
Carlyle Group LP(a)	960	16,128
KKR & Co. LP(a)	3,920	65,778
Lazard, Ltd. - Class A(a)	2,430	105,219
Oaktree Capital Group LLC(a)	3,445	170,527
Phillips 66 Partners LP	1,800	88,686

TOTAL LIMITED PARTNERSHIPS
(Cost $647,222)		526,672

OPEN-END MUTUAL FUNDS (6.38%)
Absolute Opportunities Fund - Institutional Class	2,846	27,948
ASG Global Alternatives Fund - Institutional Class	3,811	40,512
ASG Managed Futures Strategy Fund - Institutional Class	3,915	42,556
Aston/River Road Long-Short Fund - Institutional Class	3,601	40,583
Bogle Investment Management Small Cap Growth Fund - Institutional Class	4,945	134,938
DoubleLine Total Return Bond Fund - Institutional Class	9,293	101,661
Goldman Sachs Strategic Income Fund - Institutional Class	4,108	40,584
MainStay Marketfield Fund - Institutional Class(b)	3,685	54,726
Whitebox Tactical Opportunities Fund - Institutional Class	6,807	68,822

See Notes to Financial Statements.

Annual Report | September 30, 2015	21

Crystal Strategy Absolute Return Fund	Portfolio of Investments

September 30, 2015

			Shares	Value (Note 2)

OPEN-END MUTUAL FUNDS (6.38%) (continued)
William Blair Macro Allocation Fund - Institutional Class			5,611	$65,766

TOTAL OPEN-END MUTUAL FUNDS
(Cost $702,981)				618,096

	Expiration Date	Strike Price	Contracts	Value (Note 2)

PURCHASED OPTIONS (0.12%)
Purchased Put Options (0.12%)
SPDR® S&P 500® ETF	10/16/2015	188	45	$11,475

TOTAL PURCHASED OPTIONS
(Cost $4,064)				11,475

		7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (47.02%)
Money Market Fund (47.02%)
Fidelity Institutional Money Market Portfolio		0.13591%	4,554,533	4,554,533

TOTAL SHORT TERM INVESTMENTS
(Cost $4,554,533)				4,554,533

TOTAL INVESTMENTS (93.18%)
(Cost $9,409,351)				$9,024,616

SECURITIES SOLD SHORT (-32.01%)
(Proceeds $3,563,421)				(3,100,281)

Other Assets In Excess Of Liabilities (38.83%)(c)				3,761,285

NET ASSETS (100.00%)				$9,685,620

(a)

Security, or a portion of security, is being held as collateral for short sales. As of September 30, 2015, the aggregate market value of those securities was $2,539,354, which represents approximately 26.22% of the Fund’s net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

See Notes to Financial Statements.

22	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
EXCHANGE-TRADED FUNDS (-32.01%)
Industrial Select Sector SPDR® Fund	(6,980)	$(348,232)
iShares® MSCI Brazil Capped ETF	(11,765)	(258,242)
iShares® MSCI Canada ETF	(9,970)	(229,310)
iShares® MSCI Emerging Markets ETF	(16,650)	(545,787)
iShares® MSCI Indonesia ETF	(6,610)	(116,931)
iShares® Russell 2000® ETF	(3,155)	(344,526)
Market Vectors® Russia ETF	(2,765)	(43,411)
Powershares QQQ® Trust Series 1	(5,490)	(558,662)
SPDR® Dow Jones Industrial Average ETF Trust	(2,715)	(441,513)
SPDR® S&P 500® ETF Trust	(1,115)	(213,667)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $3,563,421)		(3,100,281)

TOTAL SECURITIES SOLD SHORT (-32.01%)
(Proceeds $3,563,421)		$(3,100,281)

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund’s net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2015	23

Crystal Strategy Absolute Return Plus Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

CLOSED-END MUTUAL FUNDS (4.02%)
AllianceBernstein Income Fund, Inc.(a)	8,865	$69,679
DoubleLine Income Solutions Fund(a)	6,000	103,740

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $195,896)		173,419

COMMON STOCKS (23.17%)
Consumer Non-cyclical (2.03%)
Infinity Pharmaceuticals, Inc.(b)	6,080	51,376
Odyssey Marine Exploration, Inc.(a)(b)	100,875	36,315

Total Consumer Non-cyclical		87,691

Consumer, Cyclical (0.97%)
Delta Air Lines, Inc.	930	41,729

Financials (20.17%)
Huntington Bancshares, Inc.(a)	18,370	194,722
ING Groep NV - Sponsored ADR(a)	13,820	195,277
NorthStar Realty Finance Corp. - REIT(a)	8,775	108,371
Starwood Property Trust, Inc. - REIT(a)	6,645	136,355
Stonegate Bank(a)	7,400	235,397

Total Financials		870,122

TOTAL COMMON STOCKS
(Cost $1,114,346)		999,542

EXCHANGE-TRADED FUNDS (42.66%)
Energy Select Sector SPDR® Fund(a)	1,035	63,342
iShares® 20+ Year Treasury Bond ETF	4,510	557,165
iShares® Currency Hedged MSCI Germany ETF(a)	6,525	148,052
iShares® MSCI Frontier 100 ETF(a)	2,420	60,839
iShares® MSCI India ETF	5,780	165,135
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund(a)	5,220	525,915
WisdomTree® Japan Hedged Equity Fund(a)	4,900	238,434

See Notes to Financial Statements.

24	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Plus Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

EXCHANGE-TRADED FUNDS (42.66%) (continued)
WisdomTree® Japan Hedged Real Estate Fund(a)	3,050	$81,405

TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,914,130)		1,840,287

LIMITED PARTNERSHIPS (10.11%)
Apollo Global Management LLC - Class A(a)	750	12,885
The Blackstone Group LP(a)	2,300	72,841
Carlyle Group LP(a)	1,149	19,303
KKR & Co. LP(a)	2,915	48,914
Lazard, Ltd. - Class A(a)	1,605	69,496
Oaktree Capital Group LLC(a)	3,104	153,648
Phillips 66 Partners LP	1,195	58,878

TOTAL LIMITED PARTNERSHIPS
(Cost $530,910)		435,965

OPEN-END MUTUAL FUNDS (16.05%)
ASG Global Alternatives Fund - Institutional Class	3,585	38,105
Aston/River Road Long-Short Fund - Institutional Class	6,853	77,234
Bogle Investment Management Small Cap Growth Fund - Institutional Class	5,529	150,883
DoubleLine Total Return Bond Fund - Institutional Class	14,508	158,713
Goldman Sachs Strategic Income Fund - Institutional Class	5,642	55,745
MainStay Marketfield Fund - Institutional Class(b)	4,870	72,314
Whitebox Tactical Opportunities Fund - Institutional Class	8,123	82,127
William Blair Macro Allocation Fund - Institutional Class	4,883	57,230

TOTAL OPEN-END MUTUAL FUNDS
(Cost $791,329)		692,351

See Notes to Financial Statements.

Annual Report | September 30, 2015	25

Crystal Strategy Absolute Return Plus Fund	Portfolio of Investments

September 30, 2015

	Expiration Date	Strike Price	Contracts	Value (Note 2)

PURCHASED OPTIONS (0.15%)
Purchased Put Options (0.15%)
SPDR® S&P 500® ETF	10/16/2015	188	25	$6,375

TOTAL PURCHASED OPTIONS
(Cost $2,251)				6,375

		7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.02%)
Money Market Fund (1.02%)
Fidelity Institutional Money Market Portfolio		0.13591%	43,958	43,958

TOTAL SHORT TERM INVESTMENTS
(Cost $43,958)				43,958

TOTAL INVESTMENTS (97.18%)
(Cost $4,592,820)				$4,191,897

SECURITIES SOLD SHORT (-65.01%)
(Proceeds $3,218,147)				(2,804,174)

Other Assets In Excess Of Liabilities (67.83%)(c)				2,925,623

NET ASSETS (100.00%)				$4,313,346

(a)

Security, or a portion of security, is being held as collateral for short sales. As of September 30, 2015, the aggregate market value of those securities was $2,419,893, which represents approximately 56.10% of the Fund’s net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

See Notes to Financial Statements.

26	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Plus Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
EXCHANGE-TRADED FUNDS (-65.01%)
Industrial Select Sector SPDR® Fund	(6,055)	$(302,084)
iShares® MSCI Brazil Capped ETF	(10,010)	(219,719)
iShares® MSCI Canada ETF	(8,675)	(199,525)
iShares® MSCI Emerging Markets ETF	(15,545)	(509,565)
iShares® MSCI Indonesia ETF	(7,985)	(141,255)
iShares® Russell 2000® ETF	(3,140)	(342,888)
Market Vectors® Russia ETF	(2,085)	(32,735)
Powershares QQQ® Trust Series 1	(5,135)	(522,538)
SPDR® Dow Jones Industrial Average ETF Trust	(2,405)	(391,101)
SPDR® S&P 500® ETF Trust	(745)	(142,764)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $3,218,147)		(2,804,174)

TOTAL SECURITIES SOLD SHORT (-65.01%)
(Proceeds $3,218,147)		$(2,804,174)

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depositary Receipt.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund’s net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2015	27

Crystal Strategy Family of Funds	Statements of Assets and Liabilities

September 30, 2015

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Absolute Return Plus Fund

ASSETS:

Investments, at value	$8,002,694	$9,024,616	$4,191,897
Deposit with broker for securities sold short (Note 2)	1,758,613	3,520,336	2,772,860
Receivable for investments sold	896,630	263,896	212,970
Receivable for shares sold	2,200	–	–
Receivable due from adviser	17,439	15,635	11,433
Dividends receivable	15,809	5,807	5,352
Prepaid assets	6,022	5,942	6,490

Total Assets	10,699,407	12,836,232	7,201,002

LIABILITIES:

Securities sold short (proceeds $2,339,678, $3,563,421 and $3,218,147)	2,073,395	3,100,281	2,804,174
Payable for dividends on short sales	971	4,494	3,913
Payable for shares redeemed	–	–	45,349
Payable for distribution and service fees	262	450	11
Payable to trustees	997	1,139	557
Payable to chief compliance officer	1,903	2,175	1,062
Accrued expenses and other liabilities	40,434	42,073	32,590

Total Liabilities	2,117,962	3,150,612	2,887,656

NET ASSETS	$8,581,445	$9,685,620	$4,313,346

NET ASSETS CONSIST OF:

Paid-in capital (Note 6)	$8,846,853	$10,048,021	$4,795,303
Accumulated net investment loss	–	(39,559)	(19,079)
Accumulated net realized loss on investments	(300)	(401,247)	(475,928)
Net unrealized appreciation/(depreciation) on investments and securities sold short	(265,108)	78,405	13,050

NET ASSETS	$8,581,445	$9,685,620	$4,313,346

See Notes to Financial Statements.

28	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Statements of Assets and Liabilities

September 30, 2015

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Absolute Return Plus Fund

INVESTMENTS, AT COST	$8,534,085	$9,409,351	$4,592,820

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$9.66	$9.22	$8.91
Net Assets	$1,257,730	$1,698,530	$32,878
Shares of beneficial interest outstanding	130,237	184,271	3,692
Maximum offering price per share (NAV/0.945, based on maximum sales charge of 5.50% of the offering price)	$10.22	$9.76	$9.43
Class I:
Net Asset Value, offering and redemption price per share	$9.67	$9.27	$8.93
Net Assets	$7,311,482	$7,760,194	$4,275,971
Shares of beneficial interest outstanding	755,968	837,157	478,925
Class R:
Net Asset Value, offering and redemption price per share	$9.56	$9.20	$8.87
Net Assets	$12,233	$226,896	$4,497
Shares of beneficial interest outstanding	1,279	24,659	507

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

Annual Report | September 30, 2015	29

Crystal Strategy Family of Funds	Statements of Operations

For the Year Ended September 30, 2015

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Absolute Return Plus Fund

INVESTMENT INCOME:
Interest	$1,271	$2,455	$166
Dividends	$206,039	$139,301	$145,385
Foreign taxes withheld	(895)	(929)	(958)

Total Investment Income	206,415	140,827	144,593

EXPENSES:
Investment advisory fee (Note 7)	50,725	62,420	47,389
Interest and dividend expense on securities sold short	38,371	59,633	65,229
Administration fee	87,336	101,231	71,237
Distribution and service fees
Class A	2,429	4,683	471
Class R	52	987	23
Custodian fee	7,292	7,292	7,292
Legal fees	12,458	13,642	10,718
Audit fees	20,000	20,000	20,000
Transfer agent fee	32,062	38,238	27,451
Trustees fees and expenses	3,896	4,386	3,353
Registration and filing fees	36,797	35,936	37,867
Printing fees	4,322	5,024	4,827
Chief compliance officer fee	10,693	12,062	7,665
Insurance expense	924	1,047	1,681
Offering cost expense	18,707	17,207	18,707
Other expenses	10,063	10,002	8,409

Total Expenses	336,127	393,790	332,319

Less fees waived/reimbursed by investment adviser
Class A	(35,010)	(66,411)	(7,776)
Class I	(190,156)	(171,244)	(196,272)
Class R	(361)	(6,382)	(192)
Total fees waived/reimbursed by investment adviser (Note 7)	(225,527)	(244,037)	(204,240)

Net Expenses	110,600	149,753	128,079

NET INVESTMENT
INCOME/(LOSS)	95,815	(8,926)	16,514

See Notes to Financial Statements.

30	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Statements of Operations

For the Year Ended September 30, 2015

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Absolute Return Plus Fund

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	$(84,128)	$(427,016)	$(451,254)
Securities sold short	74,281	39,435	19,740
Written options	(2,152)	(6,189)	(5,949)
Long-term capital gains from other investment companies	14,492	43,660	56,738

Net realized gain/(loss)	2,493	(350,110)	(380,725)

Net change in unrealized appreciation/(depreciation) on:
Investments	(496,438)	(341,144)	(283,819)
Securities sold short	266,283	463,140	413,973

Net change in unrealized appreciation/ (depreciation)	(230,155)	121,996	130,154

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(227,662)	(228,114)	(250,571)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(131,847)	$(237,040)	$(234,057)

See Notes to Financial Statements.

Annual Report | September 30, 2015	31

Crystal Strategy Absolute Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
OPERATIONS:
Net investment income	$95,815	$32,501
Net realized loss on investments, securities sold short and written options	(11,999)	(7,494)
Long-term capital gain distributions from other investment companies	14,492	–
Net change in unrealized depreciation on investments and securities sold short	(230,155)	(34,953)

Net decrease in net assets resulting from operations	(131,847)	(9,946)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(14,148)	(4,452)
Class I	(90,161)	(23,816)
Class R	(124)	(73)
From return of capital
Class A	(19,395)	–
Class I	(115,585)	–
Class R	(208)	–

Total distributions	(239,621)	(28,341)

BENEFICIAL SHARE TRANSACTIONS:
Class A
Shares sold	746,351	1,129,757
Dividends reinvested	23,739	3,512
Shares redeemed	(578,646)	(300)
Redemption fees (Note 6)	482	2

Net increase from beneficial share transactions	191,926	1,132,971

Class I
Shares sold	5,481,286	3,411,813
Dividends reinvested	198,671	23,742
Shares redeemed	(1,431,858)	(30,193)

Net increase from beneficial share transactions	4,248,099	3,405,362

Class R
Shares sold	12,515	5,203
Dividends reinvested	271	73
Shares redeemed	(5,020)	(200)

Net increase from beneficial share transactions	7,766	5,076

Net increase in net assets	4,076,323	4,505,122

NET ASSETS:
Beginning of period	4,505,122	–

End of period (including accumulated net investment income of $0 and $6,787)	$8,581,445	$4,505,122

(a)	Commenced operations on December 31, 2013.

See Notes to Financial Statements.

32	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
OPERATIONS:
Net investment income/(loss)	$(8,926)	$5,582
Net realized loss on investments, securities sold short and written options	(393,770)	(36,210)
Long-term capital gain distributions from other investment companies	43,660	150
Net change in unrealized appreciation/ (depreciation) on investments and securities sold short	121,996	(43,591)

Net decrease in net assets resulting from operations	(237,040)	(74,069)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(25,846)	–
Class I	(36,097)	–
Class R	(1,973)	–

Total distributions	(63,916)	–

BENEFICIAL SHARE TRANSACTIONS:
Class A
Shares sold	1,413,725	2,051,212
Dividends reinvested	12,278	–
Shares redeemed	(1,633,904)	(34,508)
Redemption fees (Note 6)	91	210

Net increase/(decrease) from beneficial share transactions	(207,810)	2,016,914

Class I
Shares sold	6,306,378	3,171,305
Dividends reinvested	34,915	–
Shares redeemed	(1,297,600)	(199,919)
Redemption fees (Note 6)	386	748

Net increase from beneficial share transactions	5,044,079	2,972,134

Class R
Shares sold	233,310	5,203
Dividends reinvested	1,973	–
Shares redeemed	(4,958)	(200)

Net increase from beneficial share transactions	230,325	5,003

Net increase in net assets	4,765,638	4,919,982

NET ASSETS:
Beginning of period	4,919,982	–

End of period (including accumulated net investment income/(loss) of $(39,559) and $8,280)	$9,685,620	$4,919,982

(a)	Commenced operations on December 31, 2013.

See Notes to Financial Statements.

Annual Report | September 30, 2015	33

Crystal Strategy Absolute Return Plus Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
OPERATIONS:
Net investment income	$16,514	$13,478
Net realized loss on investments, securities sold short and written options	(437,463)	(76,882)
Long-term capital gain distributions from other investment companies	56,738	–
Net change in unrealized appreciation/ (depreciation) on investments and securities sold short	130,154	(117,104)

Net decrease in net assets resulting from operations	(234,057)	(180,508)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(3,948)	–
Class I	(77,411)	–
Class R	(69)	–

Total distributions	(81,428)	–

BENEFICIAL SHARE TRANSACTIONS:
Class A
Shares sold	–	267,943
Dividends reinvested	3,948	–
Shares redeemed	(224,351)	(240)

Net increase/(decrease) from beneficial share transactions	(220,403)	267,703

Class I
Shares sold	882,377	5,115,539
Dividends reinvested	56,053	–
Shares redeemed	(1,213,990)	(83,022)
Redemption fees (Note 6)	10	–

Net increase/(decrease) from beneficial share transactions	(275,550)	5,032,517

Class R
Shares sold	–	5,203
Dividends reinvested	69	–
Shares redeemed	–	(200)

Net increase from beneficial share transactions	69	5,003

Net increase/(decrease) in net assets	(811,369)	5,124,715

NET ASSETS:
Beginning of period	5,124,715	–

End of period (including accumulated net investment income/(loss) of $(19,079) and $11,325)	$4,313,346	$5,124,715

(a)	Commenced operations on December 31, 2013.

See Notes to Financial Statements.

34	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund – Class A	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.09	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.12	0.28
Net realized and unrealized loss on investments	(0.22)	(0.10)

Total from Investment Operations	(0.10)	0.18

LESS DISTRIBUTIONS:
From investment income	(0.17)	(0.09)
Tax return of capital	(0.16)	–

Total Distributions	(0.33)	(0.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.43)	0.09

NET ASSET VALUE, END OF PERIOD	$9.66	$10.09

TOTAL RETURN(d)	(1.05)%	1.83%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,258	$1,124

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(e)	5.56%	N/A
Operating expenses including fee waivers/reimbursements(e)	1.96%	N/A
Net investment income including fee waivers/reimbursements(e)	1.15%	N/A
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(e)	4.95%	13.76%(f)
Operating expenses including fee waivers/reimbursements(e)	1.35%	1.35%(f)
Net investment income including fee waivers/reimbursements(e)	1.76%	2.92%(f)

PORTFOLIO TURNOVER RATE(g)	105%	81%

See Notes to Financial Statements.

Annual Report | September 30, 2015	35

Crystal Strategy Absolute Income Fund – Class A	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

36	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund – Class I	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.16	0.31
Net realized and unrealized loss on investments	(0.24)	(0.12)

Total from Investment Operations	(0.08)	0.19

LESS DISTRIBUTIONS:
From investment income	(0.16)	(0.12)
Tax return of capital	(0.16)	–

Total Distributions	(0.32)	(0.12)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.40)	0.07

NET ASSET VALUE, END OF PERIOD	$9.67	$10.07

TOTAL RETURN(c)	(0.80)%	1.87%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$7,311	$3,376

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	5.25%	N/A
Operating expenses including fee waivers/reimbursements(d)	1.71%	N/A
Net investment income including fee waivers/reimbursements(d)	1.58%	N/A
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	4.64%	15.22%(e)
Operating expenses including fee waivers/reimbursements(d)	1.10%	1.10%(e)
Net investment income including fee waivers/reimbursements(d)	2.18%	3.06%(e)

PORTFOLIO TURNOVER RATE(f)	105%	81%

See Notes to Financial Statements.

Annual Report | September 30, 2015	37

Crystal Strategy Absolute Income Fund – Class I	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

38	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund – Class R	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.01	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.10	0.17
Net realized and unrealized loss on investments	(0.23)	(0.01)

Total from Investment Operations	(0.13)	0.16

LESS DISTRIBUTIONS:
From investment income	(0.16)	(0.15)
Tax return of capital	(0.16)	–

Total Distributions	(0.32)	(0.15)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.45)	0.01

NET ASSET VALUE, END OF PERIOD	$9.56	$10.01

TOTAL RETURN(c)	(1.26)%	1.55%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$12	$5

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	5.65%	N/A
Operating expenses including fee waivers/reimbursements(d)	2.21%	N/A
Net investment income including fee waivers/reimbursements(d)	0.99%	N/A
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	5.04%	49.42%(e)
Operating expenses including fee waivers/reimbursements(d)	1.60%	1.60%(e)
Net investment income including fee waivers/reimbursements(d)	1.59%	2.18%(e)

PORTFOLIO TURNOVER RATE(f)	105%	81%

See Notes to Financial Statements.

Annual Report | September 30, 2015	39

Crystal Strategy Absolute Income Fund – Class R	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

40	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund – Class A	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$9.60	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.04	0.02
Net realized and unrealized loss on investments	(0.32)	(0.42)

Total from Investment Operations	(0.28)	(0.40)

LESS DISTRIBUTIONS:
From investment income	(0.10)	–

Total Distributions	(0.10)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)

NET DECREASE IN NET ASSET VALUE	(0.38)	(0.40)

NET ASSET VALUE, END OF PERIOD	$9.22	$9.60

TOTAL RETURN(d)	(2.96)%	(4.00)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,699	$1,982

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(e)	5.76%	N/A
Operating expenses including fee waivers/reimbursements(e)	2.21%	N/A
Net investment income including fee waivers/reimbursements(e)	0.41%	N/A
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(e)	4.95%	11.32%(f)
Operating expenses including fee waivers/reimbursements(e)	1.40%	1.40%(f)
Net investment income including fee waivers/reimbursements(e)	1.22%	0.26%(f)

PORTFOLIO TURNOVER RATE(g)	248%	159%

See Notes to Financial Statements.

Annual Report | September 30, 2015	41

Crystal Strategy Absolute Return Fund – Class A	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

42	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund – Class I	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$9.63	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.03)	0.04
Net realized and unrealized loss on investments	(0.23)	(0.42)

Total from Investment Operations	(0.26)	(0.38)

LESS DISTRIBUTIONS:
From investment income	(0.10)	–

Total Distributions	(0.10)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.01

NET DECREASE IN NET ASSET VALUE	(0.36)	(0.37)

NET ASSET VALUE, END OF PERIOD	$9.27	$9.63

TOTAL RETURN(d)	(2.69)%	(3.70)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$7,760	$2,933

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(e)	5.21%	N/A
Operating expenses including fee waivers/reimbursements(e)	1.96%	N/A
Net investment loss including fee waivers/reimbursements(e)	(0.31)%	N/A
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(e)	4.40%	14.36%(f)
Operating expenses including fee waivers/reimbursements(e)	1.15%	1.15%(f)
Net investment income including fee waivers/reimbursements(e)	0.50%	0.45%(f)

PORTFOLIO TURNOVER RATE(g)	248%	159%

See Notes to Financial Statements.

Annual Report | September 30, 2015	43

Crystal Strategy Absolute Return Fund – Class I	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

44	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund – Class R	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$9.58	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.02)	(0.02)
Net realized and unrealized loss on investments	(0.28)	(0.40)

Total from Investment Operations	(0.30)	(0.42)

LESS DISTRIBUTIONS:
From investment income	(0.08)	–

Total Distributions	(0.08)	–

NET DECREASE IN NET ASSET VALUE	(0.38)	(0.42)

NET ASSET VALUE, END OF PERIOD	$9.20	$9.58

TOTAL RETURN(c)	(3.14)%	(4.20)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$227	$5

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	5.69%	N/A
Operating expenses including fee waivers/reimbursements(d)	2.46%	N/A
Net investment loss including fee waivers/reimbursements(d)	(0.16)%	N/A
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	4.88%	24.38%(e)
Operating expenses including fee waivers/reimbursements(d)	1.65%	1.65%(e)
Net investment income/(loss) including fee waivers/reimbursements(d)	0.65%	(0.33)%(e)

PORTFOLIO TURNOVER RATE(f)	248%	159%

See Notes to Financial Statements.

Annual Report | September 30, 2015	45

Crystal Strategy Absolute Return Fund – Class R	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

46	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Plus Fund – Class A	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$9.52	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.09	0.03
Net realized and unrealized loss on investments	(0.56)	(0.51)

Total from Investment Operations	(0.47)	(0.48)

LESS DISTRIBUTIONS:
From investment income	(0.14)	–

Total Distributions	(0.14)	–

NET DECREASE IN NET ASSET VALUE	(0.61)	(0.48)

NET ASSET VALUE, END OF PERIOD	$8.91	$9.52

TOTAL RETURN(c)	(5.09)%	(4.80)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$33	$264

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	6.93%	N/A
Operating expenses including fee waivers/reimbursements(d)	2.81%	N/A
Net investment income including fee waivers/reimbursements(d)	0.96%	N/A
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	5.62%	9.24%(e)
Operating expenses including fee waivers/reimbursements(d)	1.50%	1.50%(e)
Net investment income including fee waivers/reimbursements(d)	2.27%	0.33%(e)

PORTFOLIO TURNOVER RATE(f)	276%	270%

See Notes to Financial Statements.

Annual Report | September 30, 2015	47

Crystal Strategy Absolute Return Plus Fund – Class A	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

48	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Plus Fund – Class I	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$9.54	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.03	0.04
Net realized and unrealized loss on investments	(0.49)	(0.50)

Total from Investment Operations	(0.46)	(0.46)

LESS DISTRIBUTIONS:
From investment income	(0.15)	–

Total Distributions	(0.15)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	–

NET DECREASE IN NET ASSET VALUE	(0.61)	(0.46)

NET ASSET VALUE, END OF PERIOD	$8.93	$9.54

TOTAL RETURN(d)	(4.91)%	(4.60)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,276	$4,856

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(e)	6.65%	N/A
Operating expenses including fee waivers/reimbursements(e)	2.56%	N/A
Net investment income including fee waivers/reimbursements(e)	0.31%	N/A
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(e)	5.34%	9.23%(f)
Operating expenses including fee waivers/reimbursements(e)	1.25%	1.25%(f)
Net investment income including fee waivers/reimbursements(e)	1.62%	0.43%(f)

PORTFOLIO TURNOVER RATE(g)	276%	270%

See Notes to Financial Statements.

Annual Report | September 30, 2015	49

Crystal Strategy Absolute Return Plus Fund – Class I	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

50	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Plus Fund – Class R	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$9.51	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.03)	(0.02)
Net realized and unrealized loss on investments	(0.47)	(0.47)

Total from Investment Operations	(0.50)	(0.49)

LESS DISTRIBUTIONS:
From investment income	(0.14)	–

Total Distributions	(0.14)	–

NET DECREASE IN NET ASSET VALUE	(0.64)	(0.49)

NET ASSET VALUE, END OF PERIOD	$8.87	$9.51

TOTAL RETURN(c)	(5.46)%	(4.90)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4	$5

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	7.14%	N/A
Operating expenses including fee waivers/reimbursements(d)	3.06%	N/A
Net investment loss including fee waivers/reimbursements(d)	(0.29)%	N/A
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(d)	5.83%	15.08%(e)
Operating expenses including fee waivers/reimbursements(d)	1.75%	1.75%(e)
Net investment income/(loss) including fee waivers/reimbursements(d)	1.02%	(0.22)%(e)

PORTFOLIO TURNOVER RATE(f)	276%	270%

See Notes to Financial Statements.

Annual Report | September 30, 2015	51

Crystal Strategy Absolute Return Plus Fund – Class R	Financial Highlights

For a share outstanding throughout the periods presented.

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

52	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 13 registered funds. This annual report describes the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund (prior to November 21, 2014 known as the Crystal Strategy Leveraged Alternative Fund) (individually a “Fund” and collectively, the “Funds”). The Crystal Strategy Absolute Income Fund seeks to provide current income and downside protection to conventional equity markets, with absolute (positive) returns over full market cycles as a secondary objective. The Crystal Strategy Absolute Return Fund seeks to provide absolute (positive) returns over full market cycles. The Crystal Strategy Absolute Return Plus Fund seeks to provide long-term positive absolute return with reduced correlation to conventional equity markets as a secondary objective. The Funds currently offer Class A shares, Class I shares and Class R shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). Each Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Investments in non-exchange traded funds are fair valued at their respective net asset values.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable

Annual Report | September 30, 2015	53

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

54	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015:

Crystal Strategy Absolute Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Closed-End Mutual Funds	$668,089	$–	$–	$668,089
Common Stocks
Financials	1,356,764	–	–	1,356,764
Exchange-Traded Funds	1,780,252	–	–	1,780,252
Limited Partnerships	507,558	–	–	507,558
Open-End Mutual Funds	1,345,163	–	–	1,345,163
Purchased Options	8,925	–	–	8,925
Short Term Investments	2,335,943	–	–	2,335,943

TOTAL	$8,002,694	$–	$–	$8,002,694

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Liabilities
Securities Sold Short
Exchange-Traded Funds	$(2,073,395)	$–	$–	$(2,073,395)

TOTAL	$(2,073,395)	$–	$–	$(2,073,395)

Annual Report | September 30, 2015	55

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

Crystal Strategy Absolute Return Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Closed-End Mutual Funds	$368,818	$–	$–	$368,818
Common Stocks
Consumer Non-cyclical	88,047	–	–	88,047
Consumer, Cyclical	70,221	–	–	70,221
Financials	1,023,755	–	–	1,023,755
Exchange-Traded Funds	1,762,999	–	–	1,762,999
Limited Partnerships	526,672	–	–	526,672
Open-End Mutual Funds	618,096	–	–	618,096
Purchased Options	11,475	–	–	11,475
Short Term Investments	4,554,533	–	–	4,554,533

TOTAL	$9,024,616	$–	$–	$9,024,616

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Liabilities
Securities Sold Short
Exchange-Traded Funds	$(3,100,281)	$–	$–	$(3,100,281)

TOTAL	$(3,100,281)	$–	$–	$(3,100,281)

56	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

Crystal Strategy Absolute Return Plus Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Closed-End Mutual Funds	$173,419	$–	$–	$173,419
Common Stocks
Consumer Non-cyclical	87,691	–	–	87,691
Consumer, Cyclical	41,729	–	–	41,729
Financials	870,122	–	–	870,122
Exchange-Traded Funds	1,840,287	–	–	1,840,287
Limited Partnerships	435,965	–	–	435,965
Open-End Mutual Funds	692,351	–	–	692,351
Purchased Options	6,375	–	–	6,375
Short Term Investments	43,958	–	–	43,958

TOTAL	$4,191,897	$–	$–	$4,191,897

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Liabilities
Securities Sold Short
Exchange-Traded Funds	$(2,804,174)	$–	$–	$(2,804,174)

TOTAL	$(2,804,174)	$–	$–	$(2,804,174)

The Funds recognize transfers between levels as of the end of the period. For the period ended September 30, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering Costs:  The Funds incurred offering costs during the fiscal year ended September 30, 2015. These offering costs, including fees for printing initial prospectuses, legal and registration fees, were amortized over the first twelve months from the inception date of the Funds. Amounts amortized during the fiscal year ended September 30, 2015 are shown on each Fund’s Statement of Operations.

Trust Expenses:  Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses:  Some expenses can be directly attributed to each Fund and are apportioned among the classes based on average net assets of each class. Additionally, some expenses are attributed to the fund family and are apportioned among the Funds based on average net assets of each fund within the fund family.

Class Expenses:  Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Annual Report | September 30, 2015	57

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

Federal Income Taxes:  The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income:  Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. The character of distributions received from investments in limited partnerships is estimated based off the best available information at period end. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities:  The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions:  The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a

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Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Crystal Strategy Absolute Income Fund pays dividends on a quarterly basis, and the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund pay dividends on an annual basis. The Crystal Strategy Absolute Income Fund employs a managed distribution policy based off income estimates, which may create a return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund. All Funds distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Funds may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Funds to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Short Sales: The Funds may sell securities short. To do this, Brinker Capital, Inc. (the “Adviser”), the Funds’ investment adviser, will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Funds must borrow the security to deliver to the buyer. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds bear the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Funds will segregate liquid assets (which may include its long positions), marked-to-market daily. The Funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. The Funds typically intend to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 5 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of September 30, 2015, the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund held securities sold short with a fair value of $2,073,395, $3,100,281 and $2,804,174, respectively.

Annual Report | September 30, 2015	59

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

3. DERIVATIVE INSTRUMENTS

The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds may employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives:  The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk:  Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Commodity Risk:  Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

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Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

Foreign Currency Risk:  Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk:  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

The Crystal Strategy Absolute Income Fund had the following transactions in written covered call/put options during the fiscal year ended September 30, 2015:

	Contracts	Premiums

Balance as of October 1, 2014	$–	$–
Options Written	750	9,946
Options Expired	–	–
Options Closed	(750)	(9,946)
Options Exercised	–	–

Balance as of September 30, 2015	$–	$–

The Crystal Strategy Absolute Return Fund had the following transactions in written covered call/put options during the fiscal year ended September 30, 2015:

	Contracts	Premiums

Balance as of October 1, 2014	$–	$–
Options Written	1,510	19,940
Options Expired	(10)	(34)
Options Closed	(1,500)	(19,906)
Options Exercised	–	–

Balance as of September 30, 2015	$–	$–

Annual Report | September 30, 2015	61

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

The Crystal Strategy Absolute Return Plus Fund had the following transactions in written covered call/put options during the fiscal year ended September 30, 2015:

	Contracts	Premiums

Balance as of October 1, 2014	$–	$–
Options Written	1,452	19,309
Options Expired	(2)	(67)
Options Closed	(1,450)	(19,242)
Options Exercised	–	–

Balance as of September 30, 2015	$–	$–

Derivative Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2015:

Risk Exposure	Statement of Assets and Liabilities Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value

Crystal Strategy Absolute Income Fund
Equity Contracts (Purchased options contracts)	Investments, at value	$8,925	$–

TOTAL		$8,925	$–

Crystal Strategy Absolute Return Fund
Equity Contracts (Purchased options contracts)	Investments, at value	$11,475	$–

TOTAL		$11,475	$–

Crystal Strategy Absolute Return Plus Fund
Equity Contracts (Purchased options contracts)	Investments, at value	$6,375	$–

TOTAL		$6,375	$–

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Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2015:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation on Derivatives Recognized in Income

Crystal Strategy Absolute Income Fund
Equity Contracts (Purchased option contracts)	Net realized gain/(loss) on investments/ Change in unrealized appreciation on investments	$17,809	$5,777
Equity Contracts (Written option contracts)	Net realized gain/(loss) on investments/ Change in unrealized appreciation on investments	(2,152)	–

TOTAL		$15,657	$5,777

Crystal Strategy Absolute Return Fund
Equity Contracts (Purchased option contracts)	Net realized gain/(loss) on investments/ Change in unrealized appreciation on investments	$(18,367)	$7,411
Equity Contracts (Written option contracts)	Net realized gain/(loss) on investments/ Change in unrealized appreciation on investments	(6,189)	–

TOTAL		$(24,556)	$7,411

Crystal Strategy Absolute Return Plus Fund
Equity Contracts (Purchased option contracts)	Net realized gain/(loss) on investments/ Change in unrealized appreciation on investments	$(36,982)	$4,124
Equity Contracts (Written option contracts)	Net realized gain/(loss) on investments/ Change in unrealized appreciation on investments	(5,949)	–

TOTAL		$(42,931)	$4,124

Annual Report | September 30, 2015	63

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2015 and the fiscal period ended September 30, 2014 were as follows:

Distributions Paid From:	2015		2014
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital

Crystal Strategy Absolute Income Fund	$104,433	$135,188	$28,341	–
Crystal Strategy Absolute Return Fund	63,916	–	–	–
Crystal Strategy Absolute Return Plus Fund	81,428	–	–	–

Reclassifications: As of September 30, 2015, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments

Crystal Strategy Absolute Income Fund	$(4,339)	$1,831	$2,508
Crystal Strategy Absolute Return Fund	(6,503)	25,003	(18,500)
Crystal Strategy Absolute Return Plus Fund	(4,778)	34,510	(29,732)

These differences are primarily attributed to the different tax treatment of partnership income and non-deductible organizational costs.

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Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Absolute Return Plus Fund

Gross unrealized appreciation (excess of value over tax cost)	$80,269	$95,102	$59,684
Gross unrealized depreciation (excess of tax cost over value)	(592,564)	(519,316)	(488,552)
Net appreciation of derivatives	266,283	463,140	413,972

Net unrealized appreciation/(depreciation)	$(246,012)	$38,926	$(14,896)

Cost of investments for income tax purposes	$8,514,989	$9,448,830	$4,620,765

Components of Distributable Earnings: As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Absolute Return Plus Fund

Accumulated capital losses	$(19,396)	$(361,768)	$(447,982)
Net unrealized appreciation/(depreciation) on investments and securities sold short	(246,012)	38,926	(14,896)
Other cumulative effect of timing differences	–	(39,559)	(19,079)

Total	$(265,408)	$(362,401)	$(481,957)

Post-Enactment Capital Losses

Capital losses as of September 30, 2015 deferred to the next tax year were as follows:

Fund		Short-Term

Crystal Strategy Absolute Income Fund	$	19,396
Crystal Strategy Absolute Return Fund		361,768
Crystal Strategy Absolute Return Plus Fund		447,983

Annual Report | September 30, 2015	65

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

The Fund elects to defer to the period ending September 30, 2016, late year ordinary losses in the amount of:

Fund	Ordinary Losses

Crystal Strategy Absolute Return Fund	$39,559
Crystal Strategy Absolute Return Plus Fund	19,079

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding securities sold short intended to be held for less than one year and short-term securities, during the fiscal year ended September 30, 2015 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities

Crystal Strategy Absolute Income Fund	$7,494,082	$5,278,775
Crystal Strategy Absolute Return Fund	13,108,669	12,033,094
Crystal Strategy Absolute Return Plus Fund	15,258,983	15,148,178

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.50% short-term redemption fee deducted from the redemption amount. The redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

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Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

Transactions in common shares were as follows:	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

Crystal Strategy Absolute Income Fund:
Class A

Shares sold	73,936	111,098
Shares issued in reinvestment of distributions to shareholders	2,409	349
Shares redeemed	(57,525)	(30)

Net increase from share transactions	18,820	111,417

Class I

Shares sold	543,537	335,697
Shares issued in reinvestment of distributions to shareholders	20,121	2,348
Shares redeemed	(142,786)	(2,949)

Net increase from share transactions	420,872	335,096

Class R

Shares sold	1,244	520
Shares issued in reinvestment of distributions to shareholders	28	7
Shares redeemed	(500)	(20)

Net increase from share transactions	772	507

Annual Report | September 30, 2015	67

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

Transactions in common shares were as follows:	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

Crystal Strategy Absolute Return Fund:
Class A

Shares sold	149,254	210,152
Shares issued in reinvestment of distributions to shareholders	1,301	–
Shares redeemed	(172,872)	(3,564)

Net increase/(decrease) from share transactions	(22,317)	206,588

Class I

Shares sold	665,367	325,351
Shares issued in reinvestment of distributions to shareholders	3,687	–
Shares redeemed	(136,560)	(20,688)

Net increase from share transactions	532,494	304,663

Class R

Shares sold	24,477	520
Shares issued in reinvestment of distributions to shareholders	209	–
Shares redeemed	(527)	(20)

Net increase from share transactions	24,159	500

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Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

Transactions in common shares were as follows:	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

Crystal Strategy Absolute Return Plus Fund:
Class A

Shares sold	–	27,738
Shares issued in reinvestment of distributions to shareholders	423	–
Shares redeemed	(24,445)	(24)

Net increase/(decrease) from share transactions	(24,022)	27,714

Class I

Shares sold	93,545	517,564
Shares issued in reinvestment of distributions to shareholders	5,995	–
Shares redeemed	(129,582)	(8,597)

Net increase/(decrease) from share transactions	(30,042)	508,967

Class R

Shares sold	–	520
Shares issued in reinvestment of distributions to shareholders	7	–
Shares redeemed	–	(20)

Net increase from share transactions	7	500

(a)	Commenced operations on December 31, 2013.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 81%, 86% and 73% of the shares outstanding of the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund, respectively, are held within one, two and one omnibus accounts, respectively. Investment activities of these shareholders could have a material impact on the Funds.

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Brinker Capital, Inc. (“Brinker Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Funds pay the Adviser an annual management fee of 0.80%, 0.85% and 0.95% based on the average daily net assets of the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund, respectively. The management fees are paid on a monthly basis. The initial term of the Advisory Agreement is two

Annual Report | September 30, 2015	69

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.10%, 1.15% and 1.25% of the average daily net assets of the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund, respectively. The Fee Waiver Agreement is in effect through January 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The Adviser may not discontinue the Fee Waiver Agreement without the approval by the Trust’s Board.

For the fiscal year ended September 30, 2015, the fee waivers and/or reimbursements were as follows:

Fees Waived/Reimbursed by Adviser

Crystal Strategy Absolute Income Fund
Class A	$(35,010)
Class I	(190,156)
Class R	(361)

TOTAL	$(225,527)

Crystal Strategy Absolute Return Fund
Class A	$(66,411)
Class I	(171,244)
Class R	(6,382)

TOTAL	$(244,037)

Crystal Strategy Absolute Return Plus Fund
Class A	$(7,776)
Class I	(196,272)
Class R	(192)

TOTAL	$(204,240)

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Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

As of September 30, 2015, the balances of recoupable expenses were as follows:

Crystal Strategy Absolute Income Fund	Expires 2017	Expires 2018

Class A	$(20,113)	$(35,010)
Class I	(122,906)	(190,156)
Class R	(1,804)	(361)

Crystal Strategy Absolute Return Fund	Expires 2017	Expires 2018

Class A	$(58,887)	$(66,411)
Class I	(116,207)	(171,244)
Class R	(822)	(6,382)

Crystal Strategy Absolute Return Plus Fund	Expires 2017	Expires 2018

Class A	$(6,120)	$(7,776)
Class I	(236,372)	(196,272)
Class R	(479)	(192)

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Funds. The Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. The administration fees for the Funds are accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the fiscal year ended September 30, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent:  ALPS serves as transfer agent for the Funds under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services:  ALPS provides services as the Funds’ Chief Compliance Officer to monitor and test the policies and procedures of the Funds in conjunction with the requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares of the Funds are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

Annual Report | September 30, 2015	71

Crystal Strategy Family of Funds	Notes to Financial Statements

September 30, 2015

Each Fund has adopted a Distribution and Services Plan (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Class A shares and Class R shares. The Plans allow each Fund to use Class A and Class R assets to pay fees in connection with the distribution and marketing of Class A shares and Class R shares and/or the provision of shareholder services to Class A and Class R shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Class A and Class R shares of the Funds, if any, as their funding medium and for related expenses. The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares and 0.50% of a Fund’s average daily net assets attributable to its Class R shares. Because these fees are paid out of a Fund’s Class A and Class R assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A and Class R shares, if any, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

8. TRUSTEES

As of September 30, 2015, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Report of Independent Registered
Crystal Strategy Family of Funds	Public Accounting Firm

The Board of Trustees and Shareholders

ALPS Series Trust:

We have audited the accompanying statements of assets and liabilities of Crystal Strategy Absolute Income Fund, Crystal Strategy Absolute Return Fund, and Crystal Strategy Absolute Return Plus Fund (formerly Crystal Strategy Leveraged Alternative Fund), including the portfolios of investments, as of September 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2013 (commencement of operations) to September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Crystal Strategy Absolute Income Fund, Crystal Strategy Absolute Return Fund, and Crystal Strategy Absolute Return Plus Fund as of September 30, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period December 31, 2013 (commencement of operations) to September 30, 2014, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 24, 2015

Annual Report | September 30, 2015	73

Crystal Strategy Family of Funds	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-855-572-1722 or (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-855-572-1722 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. UNAUDITED TAX INFORMATION

Certain tax information is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended September 30, 2015.

The Funds designate the following as percentages of taxable ordinary income distributions, up to maximum amount allowable, for the calendar year ended December 31, 2014:

	Dividends Received Deduction	Qualified Dividend Income Percentage

Crystal Strategy Absolute Income Fund	5.60%	15.11%

Crystal Strategy Absolute Return Fund	13.01%	22.58%

Crystal Strategy Absolute Return Plus Fund	9.45%	20.23%

74	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Cheryl Burgermeister Birth year: 1951	Trustee	Ms. Burgermeister was elected to the Board on October 30, 2012.	Ms. Burgermeister is Trustee, Chairman of the Board (effective January 2015) and Audit Committee and Nominating and Governance Committee member of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Finance Committee member of the Portland Community College Foundation (January 2001 to present). She also served as Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to January 2015), Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to June 30, 2015) and Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010). Ms. Burgermeister is a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.	13	Ms. Burgermeister is a Trustee and Chairman of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (48 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Brinker Capital, Inc. provides investment advisory services, currently none.

Annual Report | September 30, 2015	75

Crystal Strategy Family of Funds	Trustees and Officers

September 30, 2015 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	13	None.

Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	13	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Brinker Capital, Inc. provides investment advisory services, currently none.

76	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Trustees and Officers

September 30, 2015 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President of the Trust on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	13	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Brinker Capital, Inc. provides investment advisory services, currently none.

Annual Report | September 30, 2015	77

Crystal Strategy Family of Funds	Trustees and Officers

September 30, 2015 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

JoEllen L. Legg Birth year: 1961	Secretary	Ms. Legg was elected Secretary of the Trust on October 30, 2012.	Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of Financial Investors Trust and Reaves Utility Income Fund and Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Nate Mandeville Birth year: 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust on August 22, 2014.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as the Assistant Treasurer of Financial Investors Trust.

Jennifer Welsh Birth year: 1977	Chief Compliance Officer (“CCO”)	Ms. Welsh was elected CCO of the Trust on August 14, 2015.	Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2012 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

78	www.crystalstrategyfunds.com

Page Intentionally Left Blank

Must be accompanied or preceded by a prospectus. The Crystal Strategy Family of Funds are distributed by ALPS Distributors, Inc.

CUPPS CAPITAL
MANAGEMENT

ANNUAL REPORT

September 30, 2015

Cupps All Cap Growth Fund, Institutional Class | CUPAX

Cupps All Cap Growth Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Investment Environment

Continuing weak economic data out of China renewed concerns about whether the global economy can sustain a positive growth trajectory. The China risk had been signaled by persistent declines throughout the year in commodity and industrial stocks even while many stocks with less perceived reliance on China advanced. Late in August, the simmering anxiety suddenly boiled over and resulted in a market crash of roughly 10% on the S&P 500 in four trading days. The sharp decline was followed by turbulent trading in September in which healthcare stocks led the way lower, likely exacerbated by news that Hillary Clinton’s presidential platform featured drug price controls.

While the second calendar quarter had featured optimism about economic growth and accompanying higher bond yields, the shift to China-focused concerns about downside risk to growth drove 10-year bond yields lower for the third calendar quarter and almost entirely reversed the previous quarter’s increase. With the confluence of the Chinese weakness, falling bond yields and stock market turmoil, the Federal Reserve (“Fed”) “blinked” by choosing not to raise rates after having earlier laid the groundwork for the raise. The dovish move actually exacerbated the stock market decline, likely surprising Fed policy makers and those advocating no action.

Performance

For the twelve month period ended September 30, 2015, the Cupps All Cap Growth (the “Fund”) fund gained 4.07% and the benchmark Russell 3000® Growth Index advanced 3.21%. The environment for growth stocks was quite constructive for most of the past year until August 2015 when the environment deteriorated markedly.

For the period overall, stock selection within technology was constructive with the strongest contributors focused on cyber security and wireless communication. Gains were also generated by several innovative medical device companies focused on diabetes, cardiac circulation and tissue repair. The consumer sector was also constructive for the Fund with positive selections in restaurants and media.

Detracting sectors over the period included finance and retail. The Fund was active in the financial sector but performance suffered from allocations to two innovative non-bank companies, both of which we believe are likely to be worthy investments in the years to come, but exposure over the past year was ill timed. The retail sector generated the weakest relative performance for the Fund due to the fact that much of the sector’s performance was driven by fairly mature, low growth companies that are outside the Fund’s core investment strategy.

Outlook

The intermediate term impact and follow through of this fall 2015 correction isn’t yet known, but the apparent focus on global threats to the U.S. economy are likely, in our opinion, to have been misplaced. With employment healthy, low energy prices supplying incremental cash to consumers and few if any examples of specific economic sectors overheating, we believe the economic environment remains very constructive for equities, growth equities in particular.

The Fed continues to contemplate its first rate increase, and we welcome the prospect of a more normalized interest rate environment. We have been of the opinion that such an environment would tend to shift investors away from yield oriented, slower growing companies and, at the margin, focus investors on companies with high, sustainable earnings growth, which is the focus of our investment process. In the event that growth remains so sluggish that the Fed doesn’t alter the interest rate environment, we suspect the growth/value dynamic will be more balanced, with the value camp offering some current yield, even though quite modest, and the growth camp offering the increasingly precious earnings streams promising future growth in a largely growth challenged world.

RISKS: Investment in mutual funds involves risk, including possible loss of principal invested. You could lose money on your investment in the Fund or the Fund could underperform because of the following risks: common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issues change. Individual investments of the Fund may not perform as expected and the Fund’s portfolio management practices may not achieve the desired result. Funds focusing on small/mid-cap companies generally experience greater price volatility. Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

There is no guarantee that the objective will be met and diversification does not eliminate risk.

The Russell 3000® Index is a widely recognized, unmanaged index that measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. As of September 30, 2015, the Russell 3000® Growth Index included securities issued by companies that ranged in size between $4 million and $629 billion. One cannot invest directly in an index.

The S&P 500® is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Fund Services, Inc. is not affiliated with Cupps Capital Management, LLC.

Annual Report | September 30, 2015	1

Cupps All Cap Growth Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

	3 Month	6 Month	1 Year	Since Inception*

Cupps All Cap Growth Fund	-8.50%	-3.12%	4.07%	1.83%

Russell 3000® Growth Index	-5.93%	-5.68%	3.21%	3.28%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 751-5731 or by visiting www.cuppsfunds.com.

*	Fund’s inception date is June 30, 2014.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund (as reported in the January 28, 2015 Prospectus) are 3.29% and 1.05%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2016.

Performance of $10,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2	www.cuppsfunds.com

Cupps All Cap Growth Fund	Portfolio Update

September 30, 2015 (Unaudited)

Sector Allocation (as a % of Net Assets)*

Communications	23.25%
Consumer, Cyclical	23.21%
Technology	21.42%
Consumer, Non-cyclical	18.62%
Financial	6.60%
Industrial	3.28%
Cash, Cash Equivalents, & Other Net Assets	3.62%

Totals	100.00%

Top 10 Long Holdings (as a % of Net Assets)*
Amazon.com, Inc.	5.32%
Palo Alto Networks, Inc.	4.37%
Apple, Inc.	4.27%
Facebook, Inc. - Class A	3.50%
Tesla Motors, Inc.	3.42%
Avago Technologies Ltd.	3.28%
Electronic Arts, Inc.	3.14%
Edwards Lifesciences Corp.	3.12%
Alphabet Inc.	3.05%
salesforce.com, Inc.	2.98%

Top Ten Holdings	36.45%

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | September 30, 2015	3

Cupps All Cap Growth Fund	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

Examples. As a shareholder of the Cupps All Cap Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held through September 30, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2015 – September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)	Expense Paid During Period April 1, 2015 - September 30, 2015(b)

Cupps All Cap Growth Fund
Actual	$1,000.00	$968.80	1.05%	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	1.05%	$5.32

(a)	The Fund’s expenses have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4	www.cuppsfunds.com

Cupps All Cap Growth Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

COMMON STOCKS (96.38%)
COMMUNICATIONS (23.25%)
Alphabet, Inc. - Class A(a)	149	$95,117
Amazon.com, Inc.(a)	324	165,852
Facebook, Inc. - Class A(a)	1,213	109,049
FireEye, Inc.(a)	491	15,624
Infinera Corp.(a)	2,355	46,064
Netflix, Inc.(a)	849	87,668
Nielsen Holdings PLC	680	30,239
Palo Alto Networks, Inc.(a)	792	136,224
Wayfair, Inc. - Class A(a)	1,112	38,987

TOTAL COMMUNICATIONS		724,824

CONSUMER, CYCLICAL (23.21%)
Chipotle Mexican Grill, Inc.(a)	99	71,305
Delta Air Lines, Inc.	1,235	55,414
L Brands, Inc.	348	31,365
Lennar Corp. - Class A	837	40,285
Mobileye NV(a)	1,460	66,401
Restoration Hardware Holdings, Inc.(a)	830	77,447
Royal Caribbean Cruises Ltd.	716	63,788
Skechers U.S.A., Inc. - Class A(a)	340	45,587
Starbucks Corp.	1,053	59,853
Tesla Motors, Inc.(a)	429	106,564
Under Armour, Inc. - Class A(a)	691	66,875
Vail Resorts, Inc.	369	38,627

TOTAL CONSUMER, CYCLICAL		723,511

CONSUMER, NON-CYCLICAL (18.62%)
ABIOMED, Inc.(a)	771	71,518
Acadia Healthcare Co., Inc.(a)	660	43,738
Alnylam Pharmaceuticals, Inc.(a)	160	12,858
BioMarin Pharmaceutical, Inc.(a)	174	18,326
CoStar Group, Inc.(a)	95	16,441
DexCom, Inc.(a)	367	31,511
Diplomat Pharmacy, Inc.(a)	489	14,049
Edwards Lifesciences Corp.(a)	685	97,386
Envision Healthcare Holdings, Inc.(a)	988	36,348
Exact Sciences Corp.(a)	785	14,122
FleetCor Technologies, Inc.(a)	182	25,047
Gilead Sciences, Inc.	163	16,005
Hologic, Inc.(a)	1,390	54,391
Incyte Corp.(a)	215	23,721
Intrexon Corp.(a)	583	18,539
Post Holdings, Inc.(a)	594	35,105
Universal Health Services, Inc. - Class B	411	51,297

TOTAL CONSUMER, NON-CYCLICAL		580,402

FINANCIAL (6.60%)
Charles Schwab Corp.	1,824	52,093
E*Trade Financial Corp.(a)	1,569	41,312
Springleaf Holdings, Inc.(a)	876	38,299

		Shares	Value (Note 2)

FINANCIAL (continued)
Visa, Inc. - Class A		1,066	$74,258

TOTAL FINANCIAL			205,962

INDUSTRIAL (3.28%)
Fitbit, Inc. - Class A(a)		894	33,695
Vulcan Materials Co.		535	47,722
XPO Logistics, Inc.(a)		879	20,946

TOTAL INDUSTRIAL			102,363

TECHNOLOGY (21.42%)
Apple, Inc.		1,208	133,242
athenahealth, Inc.(a)		191	25,470
Avago Technologies Ltd.		817	102,133
Cavium, Inc.(a)		1,067	65,482
Electronic Arts, Inc.(a)		1,443	97,763
salesforce.com, Inc.(a)		1,336	92,758
Skyworks Solutions, Inc.		375	31,579
Tableau Software, Inc. - Class A(a)		869	69,329
Ultimate Software Group, Inc.(a)		280	50,123

TOTAL TECHNOLOGY			667,879

TOTAL COMMON STOCKS (Cost $2,795,256)			3,004,941

7-Day Yield		Shares	Value (Note 2)

SHORT-TERM INVESTMENTS (4.02%)
MONEY MARKET FUND (4.02%)
Fidelity Institutional Money Market Portfolio	0.10727%	125,267	125,267

TOTAL SHORT-TERM INVESTMENTS (Cost $125,267)			125,267

TOTAL INVESTMENTS (100.40%) (Cost $2,920,523)			$3,130,208

Liabilities In Excess Of Other Assets (-0.40%)			(12,591)

NET ASSETS (100.00%)			$3,117,617

(a)	Non-income producing security.

Common Abbreviations:

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term used for a public limited liability company.

PLC - Public Limited Company.

See Notes to Financial Statements.

Annual Report | September 30, 2015	5

Cupps All Cap Growth Fund	Portfolio of Investments

September 30, 2015

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund’s net assets. (unaudited)

See Notes to Financial Statements.

6	www.cuppsfunds.com

Cupps All Cap Growth Fund	Statement of Assets and Liabilities

September 30, 2015

ASSETS
Investments, at value (Cost $2,920,523)	$3,130,208
Receivable for investments sold	49,122
Dividend and interest receivable	617
Receivable due from advisor	37,268
Prepaid expenses and other assets	9,822

Total Assets	3,227,037

LIABILITIES
Payable for investments purchased	44,959
Payable due to Chief Compliance Officer	3,333
Administration and transfer agency fees payable	31,550
Trustees’ fees and expenses payable	407
Legal fees payable	6,744
Audit and tax fees payable	18,350
Accrued expenses and other liabilities	4,077

Total Liabilities	109,420

NET ASSETS	$3,117,617

NET ASSETS CONSIST OF
Paid-in capital	$3,114,111
Accumulated net investment loss	(12,108)
Accumulated net realized loss on investments	(194,071)
Net unrealized appreciation on investments	209,685

NET ASSETS	$3,117,617

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$10.23
Net Assets	$3,117,617
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	304,733

See Notes to Financial Statements.

Annual Report | September 30, 2015	7

Cupps All Cap Growth Fund	Statement of Operations

For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends	$7,695

Total Investment Income	7,695

EXPENSES
Investment advisory fees (Note 6)	23,074
Administrative and transfer agency fees	155,427
Legal fees	14,460
Audit and tax fees	18,350
Reports to shareholders and printing fees	1,775
Insurance fees	326
Custody fees	5,000
Chief Compliance Officer Fees	20,000
Trustees’ fees and expenses	1,304
Offering costs	48,245
State registration fees	9,821
Miscellaneous expenses	6,088

Total Expenses	303,870
Less fees waived/reimbursed by investment advisor (Note 6)	(278,366)

Net Expenses	25,504

Net Investment Loss	(17,809)

Net realized loss on investments	(186,937)
Net change in unrealized appreciation on investments	214,023

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	27,086

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,277

See Notes to Financial Statements.

8	www.cuppsfunds.com

Cupps All Cap Growth Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

OPERATIONS
Net investment loss	$(17,809)	$(467)
Net realized loss on investments	(186,937)	(7,208)
Net change in unrealized appreciation/(depreciation) on investments	214,023	(4,338)

Net increase/(decrease) in net assets resulting from operations	9,277	(12,013)

BENEFICIAL SHARE TRANSACTIONS
Shares sold	2,721,519	773,510
Shares redeemed	(374,676)	0

Net increase in net assets derived from beneficial share transactions	2,346,843	773,510

Net increase in net assets	2,356,120	761,497

NET ASSETS
Beginning of year	761,497	–

End of year (Including accumulated net investment loss of $(12,108) and $(403))	$3,117,617	$761,497

(a)	Commenced operations on July 1, 2014.

See Notes to Financial Statements.

Annual Report | September 30, 2015	9

Cupps All Cap Growth Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

Net asset value, beginning of period	$9.83	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)	(0.01)
Net realized and unrealized gain/(loss)	0.48	(0.16)

Total from investment operations	0.40	(0.17)

Net increase/(decrease) in net asset value	0.40	(0.17)

Net asset value, end of year	$10.23	$9.83

TOTAL RETURN(c)	4.07%	(1.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,118	$761
Ratio of expenses to average net assets excluding fee waivers and reimbursements	12.51%	106.03%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.05%	1.05%(d)
Ratio of net investment loss to average net assets	(0.73)%	(0.62)%(d)
Portfolio turnover rate(e)	167%	25%

(a)	Commenced operations on July 1, 2014.
(b)	Calculated using the average shares method.
(c)

The total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed/waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

10	www.cuppsfunds.com

Cupps All Cap Growth Fund	Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 13 registered funds. This annual report describes the Cupps All Cap Growth Fund (the “Fund”). The Fund’s primary investment objective is to achieve growth of capital over the long term. The Fund currently offers Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | September 30, 2015	11

Cupps All Cap Growth Fund	Notes to Financial Statements

September 30, 2015

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Communications	$ 724,824	$ –	$ –	$ 724,824
Consumer, Cyclical	723,511	–	–	723,511
Consumer, Non-cyclical	580,402	–	–	580,402
Financial	205,962	–	–	205,962
Industrial	102,363	–	–	102,363
Technology	667,879	–	–	667,879
Short-Term Investments	125,267	–	–	125,267

TOTAL	$ 3,130,208	$ –	$ –	$ 3,130,208

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering Costs: The Fund incurred offering costs during the period ended September 30, 2015. These offering costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through September 30, 2015 are shown on the Fund’s Statement of Operations.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. If applicable, the Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if it believes doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. There were no distributions paid by the Fund for the fiscal year ended September 30, 2015.

12	www.cuppsfunds.com

Cupps All Cap Growth Fund	Notes to Financial Statements

September 30, 2015

Reclassifications: As of September 30, 2015, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments

$(6,073)	$6,104	$(31)

Included in the amounts reclassified was a net operating loss offset to PIC of $2,235.

These differences are primarily attributed to organizational costs.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$299,706
Gross unrealized depreciation (excess of tax cost over value)	(147,492)

Net unrealized appreciation	$152,214

Cost of investments for income tax purposes	$2,977,994

Components of Distributable Earnings: At September 30, 2015, components of distributable earnings were as follows:

Accumulated Capital Losses	(136,600)
Net unrealized appreciation on investments	152,214
Other cumulative effect of timing differences	(12,108)

Total	$3,506

Post-Enactment Capital Losses

Capital losses as of September 30, 2015 deferred to the next tax year were as follows:

Short-Term

$8,399

The Fund elects to defer to the period ending September 30, 2016, capital losses recognized during the period November 1, 2014 to September 30, 2015 in the amount of $128,201.

The Fund elects to defer to the period ending September 30, 2016, late year ordinary losses in the amount of $12,108.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2015 were as follows:

Purchases of Securities	Proceeds from Sales of Securities

$6,179,067	$3,957,250

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Annual Report | September 30, 2015	13

Cupps All Cap Growth Fund	Notes to Financial Statements

September 30, 2015

Transactions in common shares were as follows:

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

Shares sold	261,926	77,491
Shares redeemed	(34,684)	–

Net increase in shares outstanding	227,242	77,491

(a)	Commenced operations on July 1, 2014.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 87% of the shares outstanding are held within two omnibus accounts. Investment activities of these shareholders could have a material impact on the Fund.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Cupps Capital Management, LLC (“Cupps” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, including but not limited to, litigation expenses, Fund liquidation expenses and Fund reorganization expenses, to 1.05% of the Fund’s average daily net assets. The Fee Waiver Agreement is in effect through January 31, 2016. The Adviser will be permitted to recover expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Trust’s Board.

For the fiscal year ended September 30, 2015, the fee waivers and/or reimbursements were $278,366.

As of September 30, 2015, the balance of recoupable expenses was $357,172, of which $78,806 expires in 2017 and $278,366 expires in 2018.

Administrator: ALPS Fund Services, Inc. (“ALPS”)(an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

14	www.cuppsfunds.com

Cupps All Cap Growth Fund	Notes to Financial Statements

September 30, 2015

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

7. TRUSTEES

As of September 30, 2015, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2015	15

Report of Independent Registered
Cupps All Cap Growth Fund	Public Accounting Firm

The Board of Trustees and Shareholders

ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of Cupps All Cap Growth Fund, including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 1, 2014 (commencement of operations) to September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cupps All Cap Growth Fund as of September 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 1, 2014 (commencement of operations) to September 30, 2014, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 24, 2015

16	www.cuppsfunds.com

Cupps All Cap Growth Fund	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | September 30, 2015	17

Cupps All Cap Growth Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Cheryl Burgermeister Birth year: 1951	Trustee	Ms. Burgermeister was elected to the Board on October 30, 2012.

Ms. Burgermeister is Trustee, Chairman of the Board (effective January 2015) and Audit Committee and Nominating and Governance Committee member of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Finance Committee member of the Portland Community College Foundation (January 2001 to present). She also served as Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to January 2015), Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to June 30, 2015) and Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010). Ms. Burgermeister is a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.

				13	Ms. Burgermeister is a Trustee and Chairman of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (48 funds).

J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	13	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Cupps Capital Management, LLC provides investment advisory services, currently none.

18	www.cuppsfunds.com

Cupps All Cap Growth Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.

Mr. Seese is an owner and a Managing Director of Integris Partners, a middle- market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.

				13	None.

INTERESTED TRUSTEE AND OFFICERS

Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President of the Trust on October 30, 2012.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	13	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Cupps Capital Management, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2015	19

Cupps All Cap Growth Fund	Trustees and Officers

September 30, 2015 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

JoEllen L. Legg Birth year: 1961	Secretary	Ms. Legg was elected Secretary of the Trust on October 30, 2012.

Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of Financial Investors Trust and Reaves Utility Income Fund and Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Nate Mandeville Birth year: 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust on August 22, 2014.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as the Assistant Treasurer of Financial Investor Trust.

Jennifer Welsh Birth year: 1977	Chief Compliance Officer (“CCO”)	Ms. Welsh was elected CCO of the Trust on August 14, 2015.

Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2012 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-844-363-4898.

20	www.cuppsfunds.com

CUPPS CAPITAL
MANAGEMENT

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the distributor for the Fund.

DDJ CAPITAL MANAGEMENT, LLC

DDJ OPPORTUNISTIC HIGH YIELD FUND

ANNUAL

September 30, 2015

INSTITUTIONAL (DDJIX)

CLASS I (DDJCX)

CLASS II (DDJRX)

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Message from the President

For the fiscal period ending September 30, 2015 the DDJ Opportunistic High Yield Fund (the “Fund”) Institutional share class declined -1.77% while the benchmark, the BofA Merrill Lynch U.S. High Yield Non-Financial Index, declined -5.45%. Fixed income and equity markets have been volatile since the DDJ Opportunistic High Yield Fund was launched in mid-July 2015. This volatility reflects global growth concerns, commodity price declines and uncertainty around the path of U.S. interest rates. As a result, many markets have experienced a decline in value, including those markets in which the Fund primarily invests, such as high yield bonds and to a lesser extent leveraged loans.

The decline in oil prices that began last year as a result of a growing supply of, but simultaneous weakening demand for, oil ultimately had an adverse effect on the credit fundamentals of energy companies. In addition to oil, other commodity price declines, which also began in 2014, have been to a greater extent the result of decreased demand from a slowdown in global economic activity, particularly in China. These commodity price declines have exerted similar pressures on companies in the Metals/Mining sector. As a result, the prices of high yield bonds and leverage loans within these sectors have declined. While falling commodity prices have had an adverse impact on the financial performance of issuers in the Energy and Metals/Mining sectors, the net effect of commodity price declines on the remainder of the economy is expected to be positive, as lower commodity prices translate into lower input costs. As a consequence, credit fundamentals for the broader high yield bond and leveraged loan markets remain stable.

In one of the most highly anticipated Federal Open Market Committee (the “Committee”) announcements in recent memory, at its meeting on September 17, 2015, the Committee chose to hold the Federal Funds rate near zero. At the time of the Fund’s launch in July, markets appeared to be anticipating a rate hike at the Committee’s September meeting; however, concerns related to a slowdown in global growth and its corresponding effect on fixed income and equity markets seemed to have influenced the Committee’s decision to stay the course for the time being. Meanwhile, in the United States, economic growth and employment data appear favorable relative to many other regions around the globe and continue to provide the Committee with evidence that the process of monetary policy normalization should begin soon. While it is difficult to predict when the Federal Reserve will ultimately begin to raise interest rates, its most recent decision seems to have injected further volatility into already skittish markets.

At DDJ, we understand and appreciate how these factors can influence the markets and the companies in which we invest. By adhering to our exhaustive, bottom-up fundamental approach to investing, we strive to construct a portfolio of high yield bonds and leveraged loans that offers a premium yield together with a more conservative risk profile relative to the broader high yield market. We thank you for choosing to invest in the Fund.

Sincerely,

David J. Breazzano

President and Chief Investment Officer

DDJ Capital Management, LLC

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Fund Services, Inc. is not affiliated with DDJ Capital Management, LLC.

Annual Report | September 30, 2015	1

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

Since Inception*
DDJ Opportunistic High Yield Fund - Institutional	-1.77%
DDJ Opportunistic High Yield Fund – Class I	-1.76%
DDJ Opportunistic High Yield Fund – Class II	-1.80%
BofA ML U.S. High Yield Non-Financial Index(a)	-5.45%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 363-4898 or by visiting www.ddjfunds.com.

*	Fund’s inception date is July 16, 2015.
(a)	The BofA Merrill Lynch US Non-Financial High Yield Index is a subset of The BofA Merrill Lynch US High Yield Index but that excludes all securities of financial issuers.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class, Class I and Class II shares (as reported in the July 15, 2015 Prospectus) are 1.78% and 0.79%, 1.88% and 0.89% and 2.13% and 1.14%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2017.

The Fund is new and has a limited operating history.

Performance of $10,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2015 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Sage Products Holdings III LLC,	10.18%
Initial Term Loan (Second Lien)
Physio-Control International, Inc.,	7.89%
Initial Term Loan (Second Lien)
AF Borrower LLC (Accuvant Finance LLC),	7.89%
Initial Term Loan (Second Lien)
National Vision, Inc.,	7.79%
Initial Term Loan (Second Lien)
Berlin Packaging LLC,	7.78%
Initial Term Loan (Second Lien)
Tenet Healthcare Corp.	5.39%
US Foods, Inc.	3.28%
MPH Acquisition Holdings LLC	3.17%
Sabine Pass Liquefaction LLC	2.95%
Century Aluminum Co.	2.92%

Top Ten Holdings	59.24%

Portfolio Composition (as a % of Net Assets)*

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | September 30, 2015	3

DDJ Opportunistic High Yield Fund	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

Examples. As a shareholder of the DDJ Opportunistic High Yield Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held through September 30, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2015 – September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)	Expense Paid During Period April 1, 2015 - September 30, 2015(b)
DDJ Opportunistic High Yield Fund
Institutional
Actual(c)	$1,000.00	$982.30	0.79%	$1.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.79%	$4.00
Class I
Actual(c)	$1,000.00	$982.40	0.89%	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.89%	$4.51
Class II
Actual(c)	$1,000.00	$981.90	1.14%	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	1.14%	$5.77

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)	The actual expenses paid during the period is based on the commencement of operations on July 17, 2015.

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DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2015

	Principal Amount	Value (Note 2)

HIGH YIELD BONDS (29.64%)
Basic Materials (5.75%)
Century Aluminum Co.
7.500% 06/01/2021 (a)	$100,000	$92,500
Joseph T Ryerson & Son, Inc.
9.000% 10/15/2017	100,000	89,500

Total Basic Materials		182,000

Communications (2.62%)
Level 3 Financing, Inc., Series WI
7.000% 06/01/2020	80,000	83,000

Consumer Discretionary (0.94%)
Ancestry.com, Inc. PIK
9.625% 10/15/2018 (a)	30,000	29,813

Consumer, Cyclical (0.76%)
99 Cents Only Stores LLC
11.000% 12/15/2019	40,000	24,000

Consumer, Non-cyclical (14.17%)
HRG Group, Inc.
7.750% 01/15/2022	75,000	73,875
MPH Acquisition Holdings LLC
6.625% 04/01/2022 (a)	100,000	100,250
Tenet Healthcare Corp.
8.125% 04/01/2022	160,000	170,464
US Foods, Inc.
8.500% 06/30/2019	100,000	103,750

Total Consumer, Non-cyclical		448,339

Energy (3.78%)
Rex Energy Corp.
8.875% 12/01/2020	50,000	26,250
Sabine Pass Liquefaction LLC
5.625% 02/01/2021	100,000	93,250

Total Energy		119,500

Industrials (1.62%)
Cleaver-Brooks, Inc.
8.750% 12/15/2019 (a)	30,000	28,500
Shale-Inland Holdings LLC
8.750% 11/15/2019 (a)	30,000	22,725

Total Industrials		51,225

TOTAL HIGH YIELD BONDS
(Cost $995,430)		937,877

See Notes to Financial Statements.

Annual Report | September 30, 2015	5

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2015

	Principal Amount	Value (Note 2)

SENIOR BANK LOANS (56.61%)
Communications (1.57%)
LTS Buyer LLC (Sidera Networks, Inc.), Initial Term Loan B-1 (Second Lien)
8.000% 04/12/2021	$50,000	$49,625

Consumer Discretionary (8.64%)
Asurion LLC (Asurion Corp.), Term Loan (Second Lien)
8.500% 03/03/2021	30,000	27,188
Berlin Packaging LLC, Initial Term Loan (Second Lien)
L+6.750% 09/30/2022	250,000	246,095

Total Consumer Discretionary		273,283

Healthcare (26.31%)
Bioscrip, Inc., Delayed Draw Term Loan
6.500% 07/31/2020	36,948	34,362
Bioscrip, Inc., Initial Term Loan B
6.500% 07/31/2020	61,580	57,270
Genoa Healthcare, Initial Term Loan (Second Lien)
L+7.750% 04/28/2023 (b)	9,380	9,380
Lanai Holdings III, Inc., Initial Term Loan (Second Lien)
L+7.750% 08/28/2023 (b)	90,000	90,900
PharMEDium Healthcare Corp., Initial Term Loan (Second Lien)
L+6.750% 01/28/2022 (b)	70,000	69,300
Physio-Control International, Inc., Initial Term Loan (Second Lien)
10.000% 06/05/2023	250,000	249,687
Sage Products Holdings III LLC, Initial Term Loan (Second Lien)
9.250% 06/13/2020	320,000	321,999

Total Healthcare		832,898

Lodging (3.15%)
Parq Holdings Ltd., Closing Date Term Loan (First Lien)
L+7.500% 12/17/2020 (b)	83,283	82,658
Parq Holdings Ltd., Delayed Draw Term Loan (First Lien)
L+7.500% 12/17/2020 (b)	17,036	16,908

Total Lodging		99,566

Retail (7.79%)
National Vision, Inc., Initial Term Loan (Second Lien)
6.750% 03/11/2022	250,000	246,563

See Notes to Financial Statements.

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DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2015

	Principal Amount	Value (Note 2)

Technology (9.15%)
AF Borrower LLC (Accuvant Finance LLC), Initial Term Loan (Second Lien)
L+9.000% 01/30/2023 (b)	$250,000	$249,582
Linxens France SA (Microconnections), Initial Term Loan B-1 (Second Lien)
L+8.500% 07/31/2023 (b)	40,000	39,950

Total Technology		289,532

TOTAL SENIOR BANK LOANS
(Cost $1,812,540)		1,791,467

TOTAL INVESTMENTS (86.25%)
(Cost $2,807,970)		$2,729,344

Other Assets In Excess Of Liabilities (13.75%)		435,208

NET ASSETS (100.00%)		$3,164,552

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2015, the market value of securities restricted under Rule 144A was $273,788, representing 8.65% of the Fund’s net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

(b)

All or a portion of this position has not settled as of September 30, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

Common Abbreviations: LLC - Limited Liability Company. Ltd. - Limited. PIK - Payment-in-kind.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund’s net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

See Notes to Financial Statements.

Annual Report | September 30, 2015	7

DDJ Opportunistic High Yield Fund	Statement of Assets and Liabilities

September 30, 2015

ASSETS:
Investments, at value (Cost $2,807,970)	$2,729,344
Cash and cash equivalents	1,164,403
Interest receivable	36,593
Receivable due from advisor	16,362
Prepaid offering costs	34,983
Prepaid expenses	35

Total Assets	3,981,720

LIABILITIES:
Payable for investments purchased	768,167
Payable for administration and transfer agency fees	17,066
Payable for distribution and services fees	61
Trustees’ fees and expenses payable	365
Payable to Chief Compliance Officer	1,667
Payable for legal fees	2,319
Payable for audit and tax fees	23,500
Accrued expenses and other liabilities	4,023

Total Liabilities	817,168

NET ASSETS	$3,164,552

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$3,239,107
Accumulated net investment income	4,337
Accumulated net realized loss on investments	(266)
Net unrealized depreciation on investments	(78,626)

NET ASSETS	$3,164,552

PRICING OF SHARES
Institutional:
Net Asset Value, offering and redemption price per share	$9.76
Net Assets	$2,968,205
Shares of beneficial interest outstanding	304,149
Class I:
Net Asset Value, offering and redemption price per share	$9.76
Net Assets	$98,199
Shares of beneficial interest outstanding	10,066
Class II:
Net Asset Value, offering and redemption price per share	$9.76
Net Assets	$98,148
Shares of beneficial interest outstanding	10,061

See Notes to Financial Statements.

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DDJ Opportunistic High Yield Fund	Statement of Operations

For the Period Ended September 30, 2015(a)

INVESTMENT INCOME:
Interest income	$28,545

Total Investment Income	28,545

EXPENSES:
Investment advisory fees (Note 6)	4,446
Administrative and transfer agency fees	36,492
Distribution and service fees
Class I	21
Class II	72
Legal fees	2,603
Audit and tax fees	23,500
Printing fees	588
Registration fees	310
Custody fees	2,082
Trustees’ fees and expenses	387
Chief Compliance Officer fees	4,140
Offering costs	17,267
Other expenses	1,299

Total Expenses	93,207
Less fees waived/reimbursed by investment advisor (Note 6)
Institutional Class	(82,371)
Class I	(2,863)
Class II	(2,862)

Net Expenses	5,111

NET INVESTMENT INCOME	23,434

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(266)

Net realized loss	(266)

Net Change in unrealized depreciation on:
Investments	(78,626)

Net Change	(78,626)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(78,892)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(55,458)

(a)	Commenced operations on July 17, 2015.

See Notes to Financial Statements.

Annual Report | September 30, 2015	9

DDJ Opportunistic High Yield Fund	Statement of Changes in Net Assets

For the Period Ended September 30, 2015(a)

OPERATIONS:
Net investment income	$23,434
Net realized loss on investments	(266)
Net change in unrealized depreciation on investments	(78,626)

Net Decrease in Net Assets Resulting from Operations	(55,458)

DISTRIBUTIONS:
Dividends to shareholders from net investment income
Institutional	(18,899)
Class I	(648)
Class II	(599)

Net Decrease in Net Assets from Distributions	(20,146)

BENEFICIAL SHARE TRANSACTIONS (NOTE 5):
Institutional
Shares sold	3,020,010
Dividends reinvested	18,899

Net Increase from capital share transactions	3,038,909

Class I
Shares sold	100,000
Dividends reinvested	648

Net Increase from capital share transactions	100,648

Class II
Shares sold	100,000
Dividends reinvested	599

Net Increase from capital share transactions	100,599

Net increase in net assets	3,164,552

NET ASSETS
Beginning of period	–

End of period (Including accumulated net investment income of $4,337)	$3,164,552

(a)	Commenced operations on July 17, 2015.

See Notes to Financial Statements.

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DDJ Opportunistic High Yield Fund	Financial Highlights

Institutional	For a Share Outstanding Throughout the Period Presented

For the Period
Ended
September 30, 2015(a)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.08
Net realized and unrealized loss	(0.26)

Total from investment operations	(0.18)

DISTRIBUTIONS:
From net investment income	(0.06)

Total distributions	(0.06)

Net decrease in net asset value	(0.24)

Net asset value, end of year	$9.76

TOTAL RETURN(c)	(1.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,968
Ratio of expenses to average net assets excluding fee waivers and reimbursements	14.66%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.79%(d)
Ratio of net investment income to average net assets	3.71%(d)
Portfolio turnover rate(e)	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	11

DDJ Opportunistic High Yield Fund	Financial Highlights

Class I	For a Share Outstanding Throughout the Period Presented

For the Period
Ended
September 30, 2015(a)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07
Net realized and unrealized loss	(0.24)

Total from investment operations	(0.17)

DISTRIBUTIONS:
From net investment income	(0.07)

Total distributions	(0.07)

Net decrease in net asset value	(0.24)

Net asset value, end of year	$9.76

TOTAL RETURN(c)	(1.76)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$98
Ratio of expenses to average net assets excluding fee waivers and reimbursements	14.74%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.89%(d)
Ratio of net investment income to average net assets	3.47%(d)
Portfolio turnover rate(e)	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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DDJ Opportunistic High Yield Fund	Financial Highlights

Class II	For a Share Outstanding Throughout the Period Presented

For the Period
Ended
September 30, 2015(a)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07
Net realized and unrealized loss	(0.25)

Total from investment operations	(0.18)

DISTRIBUTIONS:
From net investment income	(0.06)

Total distributions	(0.06)

Net decrease in net asset value	(0.24)

Net asset value, end of year	$9.76

TOTAL RETURN(c)	(1.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$98
Ratio of expenses to average net assets excluding fee waivers and reimbursements	14.99%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.14%(d)
Ratio of net investment income to average net assets	3.22%(d)
Portfolio turnover rate(e)	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	13

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 13 registered funds. This annual report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund’s primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before July 17, 2015 other than those relating to the sale and issuance of the Fund’s Class I shares, Class II shares and Institutional Class shares to ALPS Fund Services, Inc. (“ALPS”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc., the Fund’s principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2015

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

High Yield Bonds
Basic Materials	$–	$182,000	$–	$182,000
Communications	–	83,000	–	83,000
Consumer Discretionary	–	29,813	–	29,813
Consumer, Cyclical	–	24,000	–	24,000
Consumer, Non-cyclical	–	448,339	–	448,339
Energy	–	119,500	–	119,500
Industrials	–	51,225	–	51,225
Senior Bank Loans
Communications	–	49,625	–	49,625
Consumer Discretionary	–	273,283	–	273,283
Healthcare	–	732,618	100,280	832,898
Lodging	–	–	99,566	99,566
Retail	–	246,563	–	246,563
Technology	–	289,532	–	289,532

TOTAL	$–	$2,529,498	$199,846	$2,729,344

The Fund recognizes transfers between levels as of the end of the period. For the fiscal period ended September 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	Bank Loans	Total

Balance as of September 30, 2014	$–	$–
Accrued discount/ premium	(9)	(9)
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	177	177
Purchases	199,678	199,678
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–

Balance as of September 30, 2015	$199,846	$199,846

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2015	$177	$177

Annual Report | September 30, 2015	15

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2015

Information about Level 3 fair value measurements as of September 30, 2015:

	Fair Value	Valuation Technique	Unobservable Input

DDJ Opportunistic High Yield Fund
Assets
Bank Loans	$199,846	Broker	Broker Quote

Offering Costs: The Fund incurred offering costs during the period ended September 30, 2015. These offering costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through September 30, 2015 are shown on the Fund’s Statement of Operations and amounts that remain to be amortized are shown on the Fund’s Statement of Assets and Liabilities.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal period ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. If applicable, the Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund pays dividends, if any, monthly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Participations and Assignments: The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2015

As of period end, the Fund held $1,812,540 or 56.61% in loan participations.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2015 were as follows:

Fund	Ordinary Income

DDJ Opportunistic High Yield Fund	$20,146

Reclassifications: As of September 30, 2015, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Accumulated Net Investment	Accumulated Net Realized Loss on
Paid-in Capital	Income	Investments

$(1,049)	$1,049	$–

These differences are primarily attributed to non-deductible offering costs.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$2,814
Gross unrealized depreciation (excess of tax cost over value)	(81,440)

Net unrealized appreciation (depreciation)	(78,626)

Cost of investments for income tax purposes	$2,807,970

Components of Distributable Earnings: At September 30, 2015, components of distributable earnings were as follows:

Undistributed ordinary income	$4,337
Accumulated capital losses	(266)
Net unrealized depreciation on investments	(78,626)

Total	$(74,555)

Capital Losses: The Fund elects to defer to the period ending September 30, 2016, capital losses recognized during the period November 1, 2014 to September 30, 2015 in the amount of $266.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal period ended September 30, 2015 were as follows:

Proceeds from Sales of
Purchases of Securities	Securities

$2,899,910	$91,800

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Annual Report | September 30, 2015	17

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2015

Transactions in common shares were as follows:

For the
Period Ended
September 30, 2015(a)

Institutional
Shares sold	302,226
Dividends reinvested	1,923

Net increase in shares outstanding	304,149

Class I
Shares sold	10,000
Dividends reinvested	66

Net increase in shares outstanding	10,066

Class II
Shares sold	10,000
Dividends reinvested	61

Net increase in shares outstanding	10,061

(a)	Commenced operations on July 17, 2015.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 93% of the shares outstanding are held within two affiliated accounts. Investment activities of these shareholders could have a material impact on the Fund.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: DDJ Capital Management, LLC (“DDJ” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Servicing expenses, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.79% of the Fund’s average daily net assets of each of the Institutional Class, Class I and Class II shares. The Fee Waiver Agreement is in effect through January 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Trust’s Board.

For the fiscal period ended September 30, 2015, the fee waivers and/or reimbursements were $82,371, $2,863 and $2,862 for the Institutional Class, Class I shares and Class II shares, respectively. This includes waived advisory fees of $4,156, $145 and $145, respectively.

As of September 30, 2015, the balance of recoupable expenses was and $82,371, $2,863 and $2,862 for the Institutional Class shares, Class I shares and Class II shares, respectively, and will expire in 2018.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration

18	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2015

and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal period ended September 30, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class II shares. The Plan allows the Fund to use Class II assets to pay fees in connection with the distribution and marketing of Class II shares and/or the provision of shareholder services to Class II shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class II shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares. Because these fees are paid out of the Fund’s Class II assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class II shares, if any, and Class II Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) with respect to the Fund’s Class I and Class II shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Class I shares and Class II shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statements of Operations.

7. TRUSTEES

As of September 30, 2015, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2015	19

Report of Independent Registered
DDJ Opportunistic High Yield Fund	Public Accounting Firm

The Board of Trustees and Shareholders

ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of DDJ Opportunistic High Yield Fund, including the portfolio of investments, as of September 30, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period from July 17, 2015 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DDJ Opportunistic High Yield Fund as of September 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from July 17, 2015 (commencement of operations) to September 30, 2015, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 24, 2015

20	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-363-4898 or (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-363-4898 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENT

On May 13, 2015, the Trustees met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement and other related materials.

In approving the Advisory Agreement with the Adviser, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust on behalf of the Fund to the Adviser of 0.70% of the Fund’s daily average net assets, in light of the nature, extent and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with those of funds in the expense group and universe of funds provided by an independent provider of investment company data (the “Data Provider”), which screened retail and institutional small blend mutual funds and excluded all others. The Data Provider peer group consisted of the Fund and 10 other high yield bond institutional load funds identified by the Data Provider. The Trustees also considered the comparative fee data provided by the Adviser.

The Trustees noted that the Adviser’s contractual advisory fee of 0.70% was above the Data Provider peer group average of 0.65% (Institutional Class) and above the Data Provider peer group median of 0.625% (Institutional Class), but that the Fund’s Institutional Class total net expense of 0.79% (after fee waiver and expense reimbursement) was below the Data Provider peer group average of 0.813% and the Data Provider peer group median of 0.89%. The Trustees further noted that the Adviser’s contractual advisory fee of 0.70% was within the range of the management fees of the comparative fee data comprised of 59 managers provided by the Adviser (0.35% to 0.82%) and that 10 of the 59 managers charged a management fee of 0.66% or more. After further consideration, the Trustees determined that the contractual annual advisory fees and total net expenses set forth above for the Fund, taking into account the contractual fee waiver in place, was fair to the Fund’s shareholders.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement with the Adviser. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the separately managed accounts under management by the Adviser, including sub-advising a registered investment company. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, background and responsibilities of the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, the Adviser’s Code of Ethics.

Annual Report | September 30, 2015	21

DDJ Opportunistic High Yield Fund	Additional Information

September 30, 2015

Performance: The Trustees noted that since the Fund has not yet begun operations, there is no performance of the Fund to be reviewed or analyzed at this time. The Trustees also noted that the Fund would be managed in a substantially similar manner to the DDJ U.S. Opportunistic High Yield Composite (the “Composite”), a composite of accounts created by the Adviser in August 2007, and considered the comparability of the prior performance of the Composite. The Trustees also considered the Adviser’s reputation generally and its investment techniques, risk management controls and decision-making processes.

Accounts Using Comparable Strategies: The Trustees reviewed the information provided by the Adviser regarding the accounts included in the Composite that employ a comparable strategy to the Fund and the fees charged with respect to such accounts.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by the Adviser based on the fees to be payable under the Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund. The Trustees then reviewed and discussed the Adviser’s financial statements in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the proposed Advisory Agreement. However, economies of scale are not anticipated at projected Fund asset levels in the near term.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund. They noted that, because the Fund will be pursuing an investment strategy that is primarily fixed income, rather than equity, oriented, the Adviser believes that the percentage of overall trading commissions that are soft dollars will be de minimis.

The Board summarized its deliberations with respect to the Advisory Agreement with the Adviser. In selecting the Adviser and the fees charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the contractual annual advisory fees of 0.70% of the Fund’s daily average net assets to be paid to the Adviser under the Advisory Agreement and the total net expense of 0.89% for the Fund’s Institutional Class shares, taking into account the contractual fee waiver in place, was fair to the Fund’s shareholders;

•	the terms of the proposed fee waiver/expense reimbursement letter agreement between the Trust, on behalf of the Fund, and the Adviser, were reasonable;

•	the nature, extent and quality of services to be rendered by the Adviser under the Advisory Agreement were adequate;

•

although there was no performance history for the Fund for the Board to consider, because the Fund will be managed in a substantially similar manner to the Composite and the Composite had outperformed the Fund’s benchmark and the Composite’s benchmark for the 1-, 3-, 5-, 7- and 10-year periods as of December 31, 2014 is a positive factor in the approval process;

•

the advisory fees charged by the Adviser to the accounts comprising the Composite that employ a comparable strategy to the Fund were generally lower than the advisory fee proposed to be charged to the Fund but the rationale for proposing a higher advisory fee to be charged by the Adviser to the Fund was reasonable;

•	the estimated profitability of the Adviser in connection with the management of the Fund was not expected to be unreasonable; and

•	there were no material economies of scale or other material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Fund and its shareholders.

22	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Cheryl Burgermeister Birth year: 1951	Trustee	Ms. Burgermeister was elected to the Board on October 30, 2012.	Ms. Burgermeister is Trustee, Chairman of the Board (effective January 2015) and Audit Committee and Nominating and Governance Committee member of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Finance Committee member of the Portland Community College Foundation (January 2001 to present). She also served as Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to January 2015), Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to June 30, 2015) and Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010). Ms. Burgermeister is a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.	13	Ms. Burgermeister is a Trustee and Chairman of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (48 funds).

J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	13	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which DDJ Capital Management, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2015	23

DDJ Opportunistic High Yield Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	13	None.

INTERESTED TRUSTEE AND OFFICERS

Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President of the Trust on October 30, 2012.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	13	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which DDJ Capital Management, LLC provides investment advisory services, currently none.

24	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Trustees and Officers

September 30, 2015 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

JoEllen L. Legg Birth year: 1961	Secretary	Ms. Legg was elected Secretary of the Trust on October 30, 2012.	Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of Financial Investors Trust and Reaves Utility Income Fund and Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Nate Mandeville Birth year: 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust on August 22, 2014.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as the Assistant Treasurer of Financial Investors Trust.

Jennifer Welsh Birth year: 1977	Chief Compliance Officer (“CCO”)	Ms. Welsh was elected CCO of the Trust on August 14, 2015.	Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2012 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-844-363-4898.

Annual Report | September 30, 2015	25

EVERGREEN | GAVEKAL

ANNUAL REPORT 9/30/2015

GKE ASIAN OPPORTUNITIES FUND

INSTITUTIONAL SHARES | TICKER SYMBOL : GKEAX

INVEST IN ASIA WITH GAVEKAL

GKE Asian Opportunities Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Dear Shareholder,

The past one year, October 1, 2014 to September 30, 2015, has been very difficult for most investors, especially those who invest in Emerging Markets, and Asia has been no exception to this. While not totally immune to the sell-off, the GaveKal-Evergreen Asian Opportunities fund has fared relatively better. As the MSCI Asia Pacific Index fell -9.6% in USD terms over the past year, the Asian Opportunities fund fell by a much less -2.1%. Thanks to a combination of superior asset allocation and stock selection the fund continued to provide a mitigation to losses in these volatile markets. The fund benefitted from very good stock selection in the final quarter of calendar year 2014 and then was positioned very conservatively going into the summer months of 2015. This caution during mid-2015 spared investors from the worst of the declines. But, even we did not expect the extreme pessimism and massive outflows that Asia experienced. In this annual review letter we will consider the events which have most impacted Asian markets, discuss why today is not like 1998, and opine that the time for selling Asian markets is over while there is increasingly reason for optimism.

Investors can be forgiven for feeling a bit of whiplash this year. Asian markets have been nothing if not volatile. Investors were confronted with a crash in oil prices which would eventually see them falling over -50%. This is a move so severe it is usually only seen once in a decade. The decline in oil would subsequently drag nearly all commodities down with it as well. Though this event would generally come to be recognized as good for Asian economies, it was clearly not uniformly good across countries and it induced a lot of volatility to markets. The clear losers in Asia were the likes of Australia, Malaysia and Indonesia which have significant commodity exports.

By early 2015 Asian investors had a new focus calling their attention: Chinese A-shares were quietly entering a bull market. This rally in A-shares had multiple drivers including: improving liquidity conditions, capital account reforms, surging new account openings and the increasing use of margin leverage. As the second quarter began, Asian markets were staging a fairly impressive rally, driven by this rally in Chinese A-shares. By April the A-share market had risen +37% and suddenly everyone was interested in opening a new trading account. Chinese markets would go on to peak only a couple of months later in June after rising +60%. In the following two months the market would then go on to give back all of those gains, and then some. The rest of the region, and indeed global markets also fell on the back of concern that a Chinese crisis would drag everyone down with it.

In our view China was the center of bearish sentiment because of three policy mistakes made over the summer. The first was to allow stock margin leverage to build so quickly. Even by May it was clear that accelerating leverage was driving the market and that the rate of increasing leverage was not sustainable. But regulators let it go on for another month, eventually reaching 2.3 trillion Renminbi (“RMB,” the Chinese currency) of official margin leverage, or 8% of the market capitalization. The second mistake the Chinese government made was to think it could cut off the leverage and still control the market with small irregular interventions. The final mistake came in mid-August when the People’s Bank of China (the “PBOC”) forced an ill-explained -2% depreciation of the RMB. Because it was so poorly understood, investors began to assume the worst: that the government had lost control of the situation, that money was exiting at an enormous rate and that the Chinese government was attempting a competitive devaluation to save its economy.

Annual Report | September 30, 2015	1

GKE Asian Opportunities Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Market pessimism reached a maximum point after the RMB depreciation. From here concern quickly spread to other parts of the region and to global Emerging Markets. According to a recent report from Goldman Sachs, investors pulled over -25 billion USD from emerging Asian markets since May, the largest drawdown since 2008. As China has become the driver of global growth over the past several years and the buyer of nearly all commodities, a crisis in China would have dire ramifications. However, as with almost all instances of extreme sentiment, this was an over-exaggeration of the situation. The Chinese economy is slowing, not imploding. Further, the impact on the region will mostly flow through lower commodity prices; a negative factor for a few, a positive to most. Finally, the risk of a 1998 style currency crisis is low in part because the PBOC does not want to weaken the RMB and start a race to the bottom. It should also be noted that regional external leverage is significantly lower the in 1998.

Finally, amid all the volatility and negative performance from Asian Emerging Markets it should be pointed out that the Japanese market has been remarkably resilient. Indeed, while Malaysian shares finished the September 2014 to September 2015 period down -34%, Japanese shares only fell -1.5% in USD terms. Japanese investors have benefitted from the relative economic strength of the US, from the weaker Japanese Yen and also from ongoing reforms which are shaking long-held beliefs about corporate governance. Though Japan still faces many challenges including finding ways to boost its economic growth, we think that the countries strong capability in technology R&D, coupled with the ongoing reforms mean that there is further upside for markets in the medium term.

This brings us to the present situation. Asian markets are now sitting at valuations which are slightly below historical averages. This, though, masks the large divergence between Chinese markets and the rest of Asia. Chinese markets are sitting at all-time low valuations, even lower than 2008 while the rest of Asia is at average valuations. At these levels the likelihood of Chinese markets going up over the next 5 years is very high. Meanwhile, after a strong run-up in the US Dollar in the summer of 2015 Asian currencies are now looking cheap. All this leaves us with a slightly positive view from a valuation perspective, especially in China. Moreover, now that policy has turned more stimulative in China and that commodities remain in the doldrums we think there is increasing likelihood that Asian economies may benefit from slightly stronger growth in the coming year. We are optimistic about Asian equities prospects in the coming year, especially when compared with US or European equities, though the fund continues to focus on conservative high quality companies as we believe volatility in the markets will remain high.

2	www.gkefund.com

GKE Asian Opportunities Fund	Shareholder Letter

September 30, 2015 (Unaudited)

DB Asian FX USD Equally Weighted Index – Deutsche Bank index of 5 liquid Asian currencies. It is calculated using the geometric average of 5 currencies (South Korean Won, Indian Rupee, Singapore Dollar, New Taiwan Dollar, and Chinese Yuan) equally weighted against the US Dollar.

Past performance does not guarantee future results.

Louis-Vincent Gave

CEO and Portfolio Manager, GaveKal Capital Limited

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s

Annual Report | September 30, 2015	3

GKE Asian Opportunities Fund	Shareholder Letter

September 30, 2015 (Unaudited)

adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Emerging markets are often less stable politically and economically than developed markets such as the United States and investing in emerging markets involves different and greater risks. There may be less publicly available information about companies in emerging markets. The stock exchanges and brokerage industries of emerging markets do not have the level of government oversight as do those in the United States. Securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the United States. Emerging markets may be especially prone to currency-related risks.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Fund Services, Inc. is not affiliated with Evergreen Capital Management, LLC or GaveKal Capital Limited.

4	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

	3 Month	6 Month	1 Year	Since Inception*

GKE Asian Opportunities Fund	-9.35%	-7.75%	0.20%	3.42%
MSCI AC Asia Pacific TR USD(a)	-14.54%	-13.94%	-9.36%	-1.25%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-855-331-6240 or by visiting www.gkefund.com.

*	Fund’s inception date is August 5, 2013.

(a)

The MSCI AC Asia Pacific TR USD Index is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The Index consists of the following 12 developed and emerging market countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund (as reported in the January 28, 2015 Prospectus) are 4.93% and 1.81%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2016.

Performance of $100,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | September 30, 2015	5

GKE Asian Opportunities Fund	Portfolio Update

September 30, 2015 (Unaudited)

Sector Allocation (as a % of Net Assets)*

Financial	46.24%
Utilities	13.32%
Government	11.70%
Industrial	10.87%
Consumer, Cyclical	8.55%
Consumer, Non-cyclical	5.62%
Technology	1.25%
Basic Materials	0.48%
Cash, Cash Equivalents, & Other Net Assets	1.97%

TOTALS	100.00%

Top 10 Positions (as a % of Net Assets)*

Philippine Government International Bond, Sr. Unsec. Notes	8.47%
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes	5.88%
LG Household & Health Care Ltd.	5.07%
Guangdong Investment Ltd.	5.04%
Yes Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.)	4.20%
AIA Group Ltd.	3.33%
Indonesia Government International Bond, Sr. Unsec. Notes	3.23%
Power Assets Holdings Ltd.	3.20%
Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.)	3.04%
Mitsubishi UFJ Financial Group, Inc.	2.88%

*	Holdings are subject to change. Tables present indicative values only.

6	www.gkefund.com

GKE Asian Opportunities Fund	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

Examples. As a shareholder of the GKE Asian Opportunities Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held until September 30, 2015.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2015 – September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)	Expenses Paid During period April 1, 2015 - September 30, 2015(b)

Actual	$ 1,000.00	$ 922.50	1.81%	$ 8.72
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.99	1.81%	$ 9.15

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Annual Report | September 30, 2015	7

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

COMMON STOCKS (61.28%)
BASIC MATERIALS (0.48%)
Chemicals (0.48%)
Nitto Denko Corp.	1,300	$77,210

TOTAL BASIC MATERIALS		77,210

CONSUMER, CYCLICAL (5.75%)
Home Builders (4.13%)
Haseko Corp.	27,500	309,465
Sekisui House Ltd.	23,500	365,336

		674,801

Home Furnishings (1.62%)
Coway Co. Ltd.	3,745	264,453

TOTAL CONSUMER, CYCLICAL		939,254

CONSUMER, NON-CYCLICAL (5.62%)
Cosmetics & Personal Care (5.62%)
Amorepacific Corp.	276	89,648
LG Household & Health Care Ltd.	1,150	828,567

TOTAL CONSUMER, NON-CYCLICAL		918,215

FINANCIAL (25.05%)
Banks (11.64%)
Australia & New Zealand Banking Group Ltd.	12,352	234,780
Commonwealth Bank of Australia	4,589	234,232
Mitsubishi UFJ Financial Group, Inc.	78,700	469,976
Mizuho Financial Group, Inc.	158,800	295,057
National Australia Bank Ltd.	11,279	237,344
Sumitomo Mitsui Financial Group, Inc.	5,300	199,338
Westpac Banking Corp.	11,079	230,958

		1,901,685

Diversified Financial Services (0.92%)
China Galaxy Securities Co. Ltd. - Class H	107,500	75,458
Haitong Securities Co. Ltd. - Class H	51,600	74,303

		149,761

   See Notes to Financial Statements.

8	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

FINANCIAL (continued)
Insurance (5.37%)
AIA Group Ltd.	105,400	$544,677
PICC Property & Casualty Co. Ltd. - Class H	94,000	182,662
Ping An Insurance Group Co. of China Ltd. - Class H	30,500	150,925

		878,264

Real Estate (7.12%)
China Overseas Land & Investment Ltd.	114,000	344,204
Megaworld Corp.	4,108,900	384,165
Mitsui Fudosan Co. Ltd.	16,000	435,194

		1,163,563

TOTAL FINANCIAL		4,093,273

INDUSTRIAL (9.81%)
Electrical Components & Equipment (1.04%)
Nidec Corp.	2,500	170,591

Electronics (0.71%)
Murata Manufacturing Co. Ltd.	900	115,309

Engineering & Construction (4.93%)
Beijing Capital International Airport Co. Ltd. - Class H	396,000	368,405
Cheung Kong Infrastructure Holdings Ltd.	49,000	437,836

		806,241

Environmental Control (2.00%)
China Everbright International Ltd.	234,000	326,692

Transportation (1.13%)
East Japan Railway Co.	2,200	184,396

TOTAL INDUSTRIAL		1,603,229

TECHNOLOGY (1.25%)
Software (1.25%)
NetEase, Inc. ADR	1,700	204,204

TOTAL TECHNOLOGY		204,204

   See Notes to Financial Statements.

Annual Report | September 30, 2015	9

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

UTILITIES (13.32%)
Electric (8.28%)
Huadian Fuxin Energy Corp. Ltd. - Class H	336,000	$115,757
Huadian Power International Corp. Ltd. - Class H	474,000	368,800
Manila Electric Co.	54,420	345,102
Power Assets Holdings Ltd.	55,500	523,487

		1,353,146

Water (5.04%)
Guangdong Investment Ltd.	554,000	823,489

TOTAL UTILITIES		2,176,635

TOTAL COMMON STOCKS
(Cost $10,239,471)		10,012,020

PARTICIPATION NOTES (17.24%)
CONSUMER, CYCLICAL (2.80%)
Auto Manufacturers (2.80%)
Maruti Suzuki India, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	6,421	458,352

TOTAL CONSUMER, CYCLICAL		458,352

FINANCIAL (13.38%)
Banks (8.38%)
Axis Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	58,220	439,621
Bank of Baroda, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	69,646	194,381
Kotak Mahindra Bank, Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	5,100	50,355
Yes Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	61,659	685,445

		1,369,802

   See Notes to Financial Statements.

10	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)

FINANCIAL (continued)
Diversified Financial Services (5.00%)
Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	26,895	$496,906
Indiabulls Housing, (Loan Participation Notes issued by Morgan Stanley Asia Products),(a) expiring 11/28/2018	8,651	104,651
LIC Housing Finance, Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	29,913	214,436

		815,993

TOTAL FINANCIAL		2,185,795

INDUSTRIAL (1.06%)
Building Materials (1.06%)
Ultra Trach Cement, Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	4,259	173,462

TOTAL INDUSTRIAL		173,462

TOTAL PARTICIPATION NOTES
(Cost $2,854,689)		2,817,609

   See Notes to Financial Statements.

Annual Report | September 30, 2015	11

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2015

	Currency	Principal Amount	Value (Note 2)

CONTINGENT CONVERTIBLE CAPITAL (5.88%)
FINANCIAL (5.88%)
Banks (5.88%)
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes, Series 144A
6.000% Perpetual Maturity (b)(c)(d)	CNY	$6,000,000	$960,834

TOTAL FINANCIAL			960,834

TOTAL CONTINGENT CONVERTIBLE CAPITAL
(Cost $ 964,692)			960,834

CORPORATE BONDS (1.93%)
FINANCIAL (1.93%)
Diversified Financial Services (1.93%)
Far East Horizon Ltd., Sr. Unsec. Notes
5.500% 10/18/2015	CNH	2,000,000	314,698

TOTAL FINANCIAL			314,698

TOTAL CORPORATE BONDS
(Cost $ 330,589)			314,698

GOVERNMENT BONDS (11.70%)
Indonesia Government International Bond, Sr. Unsec. Notes
6.625% 02/17/2037 (e)	USD	500,000	528,302
Philippine Government International Bond, Sr. Unsec. Notes
9.875% 01/15/2019	USD	1,100,000	1,383,247

			1,911,549

TOTAL GOVERNMENT BONDS
(Cost $ 1,940,426)			1,911,549

   See Notes to Financial Statements.

12	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2015

Value (Note 2)

TOTAL INVESTMENTS (98.03%)
(Cost $16,329,867)	$16,016,710

Other Assets In Excess Of Liabilities (1.97%)	322,624 (f)

NET ASSETS (100.00%)	$16,339,334

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”). These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market Value of Rule 144A securities amounts to $960,834, which represents approximately 5.88% of the Fund’s net assets as September 30, 2015.

(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2015.
(e)

Securities were purchased pursuant to Regulation S under the 1933 Act, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the 1933 Act or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of September 30, 2015, the aggregate market value of those securities was $528,302, representing 3.23% of the Fund’s net assets.

(f)	Includes cash which is being held as collateral for futures contracts.

Common Abbreviations:

ADR - American Depositary Receipts

Ltd. - Limited.

Jr. Junior.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

Currency Abbreviations:

CNH - People’s Republic of China Renminbi

CNY - Chinese Yuan

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund’s net assets. (Unaudited)

   See Notes to Financial Statements.

Annual Report | September 30, 2015	13

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2015

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value (Note 2)	Unrealized (Depreciation)

Hang Seng China Future	Long	2	10/30/15	$120,993	$(1,984)

				$120,993	$(1,984)

   See Notes to Financial Statements.

14	www.gkefund.com

GKE Asian Opportunities Fund	Statement of Assets and Liabilities

September 30, 2015

ASSETS:
Investments, at value (Cost $16,329,867)	$16,016,710
Foreign currency, at value (Cost $167,154)	166,875
Receivable for investments sold	174,092
Deposit with broker for futures contracts, at value (Cost $90,257) (Note 3)	89,680
Dividends and interest receivable	109,240
Other assets	23,743

Total assets	16,580,340

LIABILITIES:
Payable for investments purchased	177,330
Payable for variation margin (Note 3)	2,090
Payable for administration fees	15,182
Payable for transfer agency fees	4,575
Payable to trustees	2,066
Payable to Chief Compliance Officer	1,713
Legal fees payable	5,417
Audit and tax fees payable	20,630
Accrued expenses and other liabilities	12,003

Total liabilities	241,006

NET ASSETS	$16,339,334

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$16,492,473
Accumulated net investment income	162,806
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	1,871
Net unrealized depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(317,816)

NET ASSETS	$16,339,334

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$10.47
Shares of beneficial interest outstanding	1,560,169

   See Notes to Financial Statements.

Annual Report | September 30, 2015	15

GKE Asian Opportunities Fund	Statement of Operations

For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividends	$203,369
Foreign taxes withheld	(14,739)
Interest	127,998

Total investment income	316,628

EXPENSES:
Investment advisory fees (Note 7)	224,408
Administrative fees	140,118
Transfer agency fees	35,280
Legal and audit fees	48,351
Registration fees	18,520
Custodian fees	37,160
Compliance fees	20,280
Trustees’ fees and expenses	9,205
Other expenses	18,260

Total Expenses	551,582
Less fees waived/reimbursed by investment adviser (Note 7)	(280,800)

Net Expenses	270,782

NET INVESTMENT INCOME	45,846

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(44,035)
Futures contracts	99,630
Forward hedge contracts	51,943
Foreign currency transactions	215,307

Net realized gain	322,845

Net Change in unrealized appreciation/(depreciation) on:
Investments	(553,946)
Futures contracts	(8,090)
Forward hedge contracts	(42,638)
Translation of assets and liabilities denominated in foreign currencies	196

Net Change	(604,478)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(281,633)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(235,787)

   See Notes to Financial Statements.

16	www.gkefund.com

GKE Asian Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

OPERATIONS:
Net investment income	$45,846	$53,160
Net realized gain/(loss) on investments, futures contracts, forward hedge contracts and foreign currency transactions	322,845	(30,891)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, forward hedge contracts and translation of assets and liabilities denominated in foreign currencies	(604,478)	223,724

Net increase/(decrease) in net assets resulting from operations	(235,787)	245,993

DISTRIBUTIONS:
From net investment income	(256,420)	(2,146)
From net realized gains on investments	–	(40,567)

Net decrease in net assets from distributions	(256,420)	(42,713)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Shares sold	6,619,829	9,797,904
Dividends reinvested	163,710	29,943
Shares redeemed	(1,298,576)	(1,169,307)
Redemption fees	388	473

Net increase from capital share transactions	5,485,351	8,659,013

Net increase in net assets	4,993,144	8,862,293

NET ASSETS:
Beginning of period	11,346,190	2,483,897

End of period (Including accumulated net investment income of $162,806 and $190,724)	$16,339,334	$11,346,190

   See Notes to Financial Statements.

Annual Report | September 30, 2015	17

GKE Asian Opportunities Fund	Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.69	$10.38	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.03	0.05	0.00 (c)
Net realized and unrealized gain/(loss) on investments	(0.01)	0.30	0.38

Total from investment operations	0.02	0.35	0.38

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.00) (c)	–
From net realized gain on investments	–	(0.04)	–

Total distributions	(0.24)	(0.04)	–

REDEMPTION FEES (Note 6)	0.00 (c)	0.00 (c)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.22)	0.31	0.38

NET ASSET VALUE, END OF PERIOD	$10.47	$10.69	$10.38

TOTAL RETURN(d)	0.20%	3.37%	3.80%

SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$16,339	$11,346	$2,484

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	3.69%	4.93%	23.95% (e)
Operating expenses including reimbursement/waiver	1.81%	1.81%	1.81% (e)
Net investment income including reimbursement/waiver	0.31%	0.51%	0.10% (e)

PORTFOLIO TURNOVER RATE(f)	245%	219%	22%

(a)	Commenced operations on August 5, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005/(0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been reimbursed/waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

   See Notes to Financial Statements.

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GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 13 registered funds. This annual report describes the GKE Asian Opportunities Fund (the “Fund”). The Fund’s primary investment objective is to achieve capital appreciation through asset allocation among equities, currencies and bonds of the Asia-Pacific region. The Fund currently offers Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Annual Report | September 30, 2015	19

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward foreign currency contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

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GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Basic Materials	$77,210	$–	$–	$77,210
Consumer, Cyclical	939,254	–	–	939,254
Consumer, Non-cyclical	918,215	–	–	918,215
Financial	4,093,273	–	–	4,093,273
Industrial	1,603,229	–	–	1,603,229
Technology	204,204	–	–	204,204
Utilities	2,176,635	–	–	2,176,635
Participation Notes
Consumer, Cyclical	–	458,352	–	458,352
Financial	–	2,185,795	–	2,185,795
Industrial	–	173,462	–	173,462
Contingent Convertible Capital
Financial	–	960,834	–	960,834
Corporate Bonds
Financial	–	314,698	–	314,698
Government Bonds	–	1,911,549	–	1,911,549

TOTAL	$10,012,020	$6,004,690	$–	$16,016,710

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Liabilities
Futures Contracts	$(1,984)	$–	$–	$(1,984)

TOTAL	$(1,984)	$–	$–	$(1,984)

Annual Report | September 30, 2015	21

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

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GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objective permits the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Annual Report | September 30, 2015	23

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Forward Foreign Currency Contracts:  The Fund invests in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations. The Fund did not hold any forward foreign currency contracts as of September 30, 2015 but during the period had average exposure of $69,364,167.

Futures: The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another

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GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of September 30, 2015, the Fund had futures contracts outstanding with net unrealized depreciation of $(1,984). The average number of contracts held during the period was seven.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

Annual Report | September 30, 2015	25

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

The effect of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2015:

Derivatives Not Accounted for As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value

Equity Contracts (Futures contracts)*	Receivable from variation margin	$–	Payable for variation margin	$2,090

Total		$–		$2,090

*	Includes the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2015:

Derivatives Not Accounted for As Hedging Instruments	Location of Gains/(Losses) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized	Change in Unrealized Gain/(Loss) on Derivatives Recognized

Foreign Exchange Contracts (Forward foreign currency contracts)	Net realized gain/(loss) on: Forward hedge contracts / Net Change in unrealized appreciation/(depreciation) on: Forward hedge contracts	$51,943	$(42,638)
Equity Contracts (Futures contracts)	Net realized gain/(loss) on: Futures contracts / Net Change in unrealized appreciation/(depreciation) on: Futures contracts	99,630	(8,090)

Total		$151,573	$(50,728)

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

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GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2015:

Ordinary Income	Long-Term Capital Gain

$256,420	$–

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2014:

Ordinary Income	Long-Term Capital Gain

$42,713	$–

Reclassifications: As of September 30, 2015, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments

$–	$182,656	$(182,656)

These differences are primarily attributed to the different tax treatment of foreign currency.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$461,395
Gross unrealized depreciation (excess of tax cost over value)	(912,090)
Net depreciation of foreign currency and derivatives	(4,659)

Net unrealized depreciation	$(455,354)

Cost of investments for income tax purposes	$16,467,405

Components of Distributable Earnings: At September 30, 2015, components of distributable earnings were as follows:

Undistributed ordinary income	$181,071
Accumulated captial gains	121,144
Net unrealized depreciation on investments, futures contracts, forward foreign currency contracts and foreign currency	(455,354)

Total	$(153,139)

Capital Losses: As of September 30, 2015, the Fund had no accumulated capital loss carryforwards.

Annual Report | September 30, 2015	27

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2015 were as follows:

Purchases of Securities	Proceeds from Sales of Securities

$39,857,426	$33,076,458

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 45 calendar days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2015, the redemption fees charged by the Fund are presented in the Statements of Changes in Net Assets.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

Shares Sold	597,394	932,878
Shares issued in reinvestment of distributions to shareholders	15,503	2,862
Shares Redeemed	(113,691)	(113,990)

Net increase from share transactions	499,206	821,750

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.

Approximately 94% of the shares outstanding are held within two omnibus accounts. Investment activities of these shareholders could have a material impact on the Fund.

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Evergreen Capital Management, LLC (“Evergreen Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser has delegated daily management of the Fund to GaveKal Capital Limited (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

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GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

Pursuant to the Investment Advisory Agreement with the Adviser (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets, computed daily and payable monthly. Pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser, the Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.825% based on the Fund’s average daily net assets, computed daily and payable monthly. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term for both the Advisory Agreement and the Sub-Advisory Agreement is two years. The Board may extend the Advisory Agreement and/or the Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement or the Sub-Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Total Annual Fund Operating Expenses, excluding brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.81% of the Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2016 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board. The Adviser will be permitted to recover expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year(s) in which the fees and expenses were deferred.

For the fiscal year ended September 30, 2015, the fee waivers and/or reimbursements were $280,800.

As of September 30, 2015, the balance of recoupable expenses was $640,925, of which $53,646 expires in 2016, $306,479 expires in 2017 and $280,800 expires in 2018.

Administrator:  ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid a monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent:  ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Annual Report | September 30, 2015	29

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2015

Compliance Services:  ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

8. TRUSTEES

As of September 30, 2015, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

30	www.gkefund.com

Report of Independent Registered
GKE Asian Opportunities Fund	Public Accounting Firm

The Board of Trustees and Shareholders

ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of GKE Asian Opportunities Fund, including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of GKE Asian Opportunities Fund for the period from August 5, 2013 to September 30, 2013, were audited by other auditors whose report thereon dated November 22, 2013, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GKE Asian Opportunities Fund as of September 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 24, 2015

Annual Report | September 30, 2015	31

GKE Asian Opportunities Fund	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll free) at 1-855-331-6240 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll free) at 1-855-331-6240 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. UNAUDITED TAX INFORMATION

The Fund designates the following for federal income tax purposes for the year ended September 30, 2015:

	Foreign Taxes Paid	Foreign Source Income

GKE Asian Opportunities Fund	$12,540	$185,440

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2014, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received	Qualified Dividend
	Deduction	Income

GKE Asian Opportunities Fund	–	25.47%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

4. DISCLOSURE REGARDING RENEWAL AND APPROVAL OF FUND ADVISORY AGREEMENTS

On May 13, 2015, the Trustees met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”) and the Investment Sub-Advisory Agreement among the Trust, the Adviser and the

32	www.gkefund.com

GKE Asian Opportunities Fund	Additional Information

September 30, 2015 (Unaudited)

Sub-Adviser (the “Sub-Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement, the Sub-Advisory Agreement and other related matters.

In renewing the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Adviser and the Sub-Adviser, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate:  The Trustees reviewed and considered the contractual annual advisory fee to be paid (i) by the Trust, on behalf of the Fund, to the Adviser of 1.50% of the Fund’s daily average net assets, and (ii) the contractual annual sub-advisory fee to be paid by the Adviser to the Sub-Adviser of 0.825% of the Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser and the Sub-Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses (net of waivers) with those of funds in both the relevant peer group and universe of funds provided by an independent provider of investment company data. The Trustees also considered the information they received from the Adviser and the Sub-Adviser comparing the Fund’s contractual annual advisory fee and overall expenses with an alternative, larger peer group used by the Adviser and the Sub-Adviser as an additional tool to benchmark and monitor the Fund. The Trustees noted the Adviser’s and the Sub-Adviser’s belief that the peer group they provided is a more accurate peer group than the peer group provided by the independent provider of investment company data. The Trustees noted that the Fund’s total expense ratio of 1.81% was the highest in the peer group provided by the independent provider of investment company data but was lower than the highest total expense ratio of 2.72% in the peer group provided by the Adviser. The Trustees then considered the relative position of the Fund’s total expense ratio in light of various factors, including, but not limited to, the costs anticipated to be incurred by the advisers in providing services to the Fund, noting that certain of these costs were either distinguishing characteristics of the Fund and its investment process relative to some of the other funds within the peer groups provided by the independent provider of investment company data and by the Adviser and the Sub-Adviser (or were not likely to be relevant to some of the other funds within such peer groups). The Trustees also noted the Adviser’s and the Sub-Adviser’s views regarding the compatibility of the peer group provided by the independent provider of investment company data given certain characteristics believed to be particular to the Fund. The Trustees acknowledged that comparing the fee paid by the Fund to the Adviser against fees paid by the funds in their peer groups is one important measure in considering the fairness of the advisory fee, but it is not the only measure. The Trustees further noted particular services that are provided to the Fund, including, for example, maintaining an investment team to select income-generating securities, maintaining a team across the Asia Pacific to perform due diligence on companies in Asia Pacific countries and employing a dedicated risk analyst responsible for identifying any drafts and sensitivity issues to the Fund’s performance, among others. Based on the information above, the Trustees determined that the contractual annual advisory fee of 1.50% and the total expense ratio of 1.81% for the Fund, taking into account the contractual fee waiver in place, although higher than the advisory fees charged by the funds in the peer group provided by the independent provider of investment company data and some of the funds in the peer group provided by the Adviser and the Sub-Adviser, is fair to the Fund’s shareholders when considered in the context of the varied and particular services provided to the Fund in executing its investment strategy relative to certain of the funds in the peer group analyses provided to the Trustees.

Annual Report | September 30, 2015	33

GKE Asian Opportunities Fund	Additional Information

September 30, 2015 (Unaudited)

Nature, Extent and Quality of the Services under the Advisory Agreement and Sub-Advisory Agreement:  The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement and Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by the Adviser and the Sub-Adviser in their presentations, including their Forms ADV.

The Trustees reviewed and considered the Adviser’s and the Sub-Adviser’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by each. The Trustees also reviewed the research and decision-making processes utilized by the Adviser and the Sub-Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s and the Sub-Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s and the Sub-Adviser’s Codes of Ethics.

Performance:  The Trustees reviewed performance information for the Institutional Class of the Fund for the one-year and year-to-date periods ended March 31, 2015. That review included a comparison of the Fund’s performance to the performance of a universe of comparable funds selected by the independent provider of investment company data (the “Universe”) and of a peer group selected by the Adviser and the Sub-Adviser (the “Adviser Peer Group”). The Trustees noted the performance of the Fund was the highest in the Universe for the one-year period ended March 31, 2015 and was higher than the mean and median in the Adviser Peer Group for the one-year and year-to-date periods ended March 31, 2015. The Trustees also considered the Adviser’s and the Sub-Adviser’s reputation generally and their investment techniques, risk management controls and decision-making processes.

Accounts Using Comparable Strategies:  The Trustees reviewed the information provided by the Sub-Adviser regarding the GaveKal Asian Opportunities UCITS Fund (the “GaveKal UCITS Fund”) that employs a similar investment strategy to the Fund and charges the same management fee of 1.5% as charged to the Fund.

The Adviser’s Profitability: The Trustees received and considered a profitability analysis prepared by each of the Adviser and the Sub-Adviser based on the fees payable under the Advisory Agreement and Sub-Advisory Agreement, respectively. The Trustees considered the profits, if any, that have been realized or are anticipated to be realized by the Adviser and the Sub-Adviser in connection with the operation of the Fund. The Trustees then reviewed and discussed the Adviser’s and the Sub-Adviser’s financial statements in order to analyze the financial condition, stability and profitability of each adviser.

34	www.gkefund.com

GKE Asian Opportunities Fund	Additional Information

September 30, 2015 (Unaudited)

Economies of Scale:  The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the advisory agreements. However, economies of scale are not anticipated at projected Fund asset levels in the near term.

Other Benefits to the Adviser:  The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser and the Sub-Adviser from their relationship with the Fund, including soft dollar arrangements.

The Board summarized its deliberations with respect to the proposed renewal of the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Adviser and the Sub-Adviser. In selecting the Adviser and the Sub-Adviser as the Fund’s investment adviser and investment sub-adviser, respectively, and the fees charged under the Advisory Agreement and the Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Adviser and the Sub-Adviser. Further, the Board noted that the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●

the contractual annual advisory fees of 1.50% of the Fund’s daily average net assets to be paid to the Adviser under the Advisory Agreement and the total expense ratio of 1.81% for the Fund, taking into account the contractual fee waiver in place, although higher than the advisory fees charged by the funds in the Universe and by some of the funds in the Adviser Peer Group provided to the Trustees by the Adviser and the Sub-Adviser, continue to be fair to the Fund’s shareholders when considered in the context of the varied and particular services provided to the Fund in executing its investment strategy relative to certain funds in such peer group analyses;

●	the nature, extent and quality of services rendered by the Adviser under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement were adequate;

●

the performance history of the Fund was short in that the Fund did not have a three-year track record but the performance of the Fund was the highest in the Universe for the one-year period ended March 31, 2015 and was higher than the mean and median in the Adviser Peer Group for the one-year and year-to-date periods ended March 31, 2015;

●

the fee structure applicable to the GaveKal UCITS Fund that clients employs a similar strategy to the Fund was the same as the advisory fee charged to the Fund and was not indicative of any unreasonableness with respect to the advisory fee payable by the Fund;

Annual Report | September 30, 2015	35

GKE Asian Opportunities Fund	Additional Information

September 30, 2015 (Unaudited)

●	the terms and provisions of the fee waiver letter agreement between the Trust, on behalf of the Fund, and the Adviser, were reasonable;

●	the estimated profitability of each of the Adviser and the Sub-Adviser in connection with the management of the Fund was not expected to be unreasonable; and

●	there were no material economies of scale or other incidental benefits accruing to the Adviser and the Sub-Adviser in connection with their relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s and the Sub-Adviser’s compensation for investment advisory services is consistent with the best interests of the Fund and its shareholders.

36	www.gkefund.com

GKE Asian Opportunities Fund	Trustees & Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Cheryl Burgermeister Birth year: 1951	Trustee	Ms. Burgermeister was elected to the Board on October 30, 2012.	Ms. Burgermeister is Trustee, Chairman of the Board (effective January 2015) and Audit Committee and Nominating and Governance Committee member of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Finance Committee member of the Portland Community College Foundation (January 2001 to present). She also served as Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to January 2015), Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to June 30, 2015) and Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010). Ms. Burgermeister is a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.	13	Ms. Burgermeister is a Trustee and Chairman of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (48 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Evergreen Capital Management, LLC and GaveKal Capital Limited provide investment advisory services, currently none.

Annual Report | September 30, 2015	37

GKE Asian Opportunities Fund	Trustees & Officers

September 30, 2015 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	13	None.

Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	13	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Evergreen Capital Management, LLC and GaveKal Capital Limited provide investment advisory services, currently none.

38	www.gkefund.com

GKE Asian Opportunities Fund	Trustees & Officers

September 30, 2015 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President of the Trust on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	13	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Evergreen Capital Management, LLC and GaveKal Capital Limited provide investment advisory services, currently none.

Annual Report | September 30, 2015	39

GKE Asian Opportunities Fund	Trustees & Officers

September 30, 2015 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

JoEllen L. Legg Birth year: 1961	Secretary	Ms. Legg was elected Secretary of the Trust on October 30, 2012.	Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of Financial Investors Trust and Reaves Utility Income Fund and Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Nate Mandeville Birth year: 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust on August 22, 2014.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as the Assistant Treasurer of Financial Investors Trust.

Jennifer Welsh Birth year: 1977	Chief Compliance Officer (“CCO”)	Ms. Welsh was elected CCO of the Trust on August 14, 2015.	Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2012 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

40	www.gkefund.com

EVERGREEN GAVEKAL

Must be accompanied or preceded by a prospectus.

INSIGNIA MACRO FUND

ANNUAL REPORT

SEPTEMBER 30, 2015

Class A | IGMFX
Class I | IGMLX

Insignia Macro Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Investment Objective

The Insignia Macro Fund (the “Fund”) is an actively managed, open-end mutual fund that seeks long-term risk-adjusted total returns. The Fund is a combination of distinct global macro/managed futures investment strategies that are globally focused on commodities, currencies, equities and fixed income. Historically, global macro/managed futures have had low correlation to equities and fixed income. Adding uncorrelated investments can potentially increase portfolio diversification in a traditional mix of equity and fixed income investments and can potentially reduce risk and improve returns.

Market Summary

For the fiscal year-ended September 30, 2015, global capital markets were relatively volatile as global central bank policy divergence and tepid economic growth spurred investor caution. The U.S. Federal Reserve remained at the forefront by ceasing quantitative easing measures, modifying guidance language, yet still leaving interest rates unchanged heading into the final months of 2015. In contrast, other central banks including the European Central Bank and the Bank of Japan announced expanded stimulus packages. Year-to-date in 2015, over twenty central banks have lowered interest rates. More recently, an unexpected devaluation of the Chinese currency undermined investor confidence and rippled across asset classes. We anticipate that the acute focus on global central bank policy will continue to create relative opportunities and risks as market participants react to policy-maker comments and actions.
Tangible signs of slowing growth in China heighted investor skepticism over the course of the fiscal year. Emerging markets equities plummeted during the period, led by China and Brazil. Also, commodities have remained weak, particularly across energy and metals complexes. In currencies, the U.S. Dollar has remained strong against developed and emerging pairs in a continued “flight to quality.” We are pleased with the Fund’s positioning in many of these evolving market developments and the resulting risk-adjusted performance achieved.

Insignia Macro Fund Performance (as of September 30, 2015)

	Cumulative Returns		Annualized Returns

	Quarter-to-Date	Year-to-Date	1 Year	Since Inception*

Class A (Net Asset Value)(a)	1.60%	2.27%	4.34%	4.90%

Class A (Maximum Offering Price)(a)	-3.99%	-3.39%	-1.43%	1.57%

Class I (Net Asset Value)	1.60%	2.27%	4.39%	4.93%

HFRI Macro (Total) Index(b)	-0.60%	-0.96%	1.32%	2.59%

S&P 500® Total Return Index(c)	-6.44%	-5.24%	-0.61%	4.32%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 674-4642 or by visiting www.insigniafunds.com.

*	Fund’s inception date is December 31, 2013.
(a)

As of January 28, 2015, Meritage Capital, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.75% of the Fund’s average daily net assets. This agreement is in effect through January 31, 2016.

Annual Report | September 30, 2015	1

Insignia Macro Fund	Shareholder Letter

September 30, 2015 (Unaudited)

(b)

The HFRI Macro (Total) Index is an equally weighted performance index. It uses the HFR database and consists only of macro funds with a minimum of US$50  million AUM or a 12-month track record and that report assets in USD. It is calculated and rebalanced monthly and shown net of all fees and expenses. It is an index comprising investment managers that trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods. Investors cannot invest directly in an index.

(c)	S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (Load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Fund Overview

The primary return driver of the Insignia Macro Fund is the Managed Futures component. Managed Futures is a strategy within the “alternative investment” asset class, and generally refers to an actively managed investment approach in which a professional investment manager (“Commodity Trading Advisor”) manages assets directly or through underlying funds, utilizing a proprietary trading program and/or discretionary methodology. Depending on the specific focus and trading approach, portfolio diversification may center on a certain market/sector or may represent a globally diversified portfolio mix consisting of a wide array of futures, options and foreign exchange contracts.

Meritage Capital, LLC (the “Adviser”), who acts as Portfolio Manager for the Fund, delegates the management of the Fund’s Managed Futures component to one or more mangers (“Commodity Trading Advisors”). The Adviser oversees the identification, selection and ongoing monitoring of a diversified composite of Commodity Trading Advisors who employ a variety of Managed Futures strategies. Capital not allocated to Managed Futures is invested in a traditional fixed income strategy managed by Sage Capital Management, LLC.

The Adviser allocates to managers across a broad spectrum of global macro/managed futures strategies. These managers include traders who employ a quantitative approach, discretionary macro managers whose top-down global economic analysis drives their trading themes and momentum-based trend followers. The Fund’s primary underlying exposures are in very liquid markets including commodities, currencies, equities and fixed income. The Fund’s objective is to profit from directional opportunities seeking returns that are uncorrelated to traditional long-only and other hedged strategies. As such, the Fund is designed to complement investors’ existing investment portfolios. The Fund will typically average between 3-15 managers with a maximum allocation to any one manager of 20%.

2	www.insigniafunds.com

Insignia Macro Fund	Shareholder Letter

September 30, 2015 (Unaudited)

The Fund provides global macro/managed futures exposure through investments in Commodity Trading Advisors (CTAs). We generally invest in three sub-strategies of managers: quantitative, discretionary macro and trend followers. As of September 30, 2015, the quantitative, factor-based managers made up 52.16% of the Fund. These managers take positions that are not solely based on price. They may look at economic data and other factors in determining which markets and direction in which they trade. As of September 30, 2015, the discretionary macro managers made up 47.84% of the Fund, effectively increasing this sub-strategy allocation by 19% over the fiscal year due to manager shifts. These managers take positions based on their views of global economic activity. Finally, as of September 30, 2015, there were no trend following managers in the Fund, however we anticipate making selective additions in the near-term. These managers tend to be price-based and take positions as their trading models identify trends over various time periods.

Global Macro/Managed Futures Strategy Exposure

The global macro/managed futures managers selected by Meritage Capital, LLC (the “Adviser”) to gain exposure to the global macro/managed futures managers, sub strategies and programs are subject to change at any time, and any such change may alter the Fund’s access and percentage exposures to each such manager, sub-strategy and program. Although the Fund intends to pursue its global macro/managed futures strategy by investing up to 25% of its total assets in a wholly-owned subsidiary, the Fund may also make global macro/managed futures investments directly, outside of such subsidiary.

Performance Review

For the fiscal year-ended September 30, 2015, the Insignia Macro Fund (I Shares) return was +4.39%. During the period, we terminated four managers and hired three managers. These portfolio changes effectively increased the Fund’s allocation to discretionary managers and the Fund’s overall concentration to seven managers.

Annual Report | September 30, 2015	3

Insignia Macro Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Across the Fund, five of the seven current managers reported positive performance for the fiscal period. The largest contributor to the Fund’s positive performance was QMS Diversified Global Macro, earning +21.55%. Also noteworthy, the Cambridge Strategy- Emerging Markets Currency Alpha Strategy returned +10.78%, Willowbridge Wpraxis Futures returned +9.91%, and H2O Force 10 returned +9.42%. Crabel Multi-Product and Tlaloc Capital Fund Grains Program were the only detractors at -4.87% and -5.69%, respectively.

Gains for the period were made in the currency markets, primarily from long dollar positions against both developed and emerging markets currencies. Additionally, short crude oil positions contributed to positive performance. Equity and fixed income positions, both long and short were also additive to performance. Short positions in corn and soybeans surrounding the June 2015 crop report detracted from the Fund’s performance.

Market Outlook

During the fiscal year, various macroeconomic forces dominated investor sentiment, including divergent global central bank policy, commodity price weakness, economic growth concerns and various geopolitical tensions. Looking ahead, we anticipate that there will be more volatility, yet also more persistent trends. We anticipate that this climate should bode well for the managers and the Fund overall.

As of September 30, 2015, the Fund’s composition remains diversified primarily across a complementary roster of quantitative and discretionary macro managers. With escalating market volatility and a diverging global economic landscape, the Fund delivered strong, risk-adjusted performance with primary attribution drivers from trends in commodities and currencies. The Fund has maintained minimal directionality, either long or short, to global equity markets. Looking ahead and across asset classes, we anticipate increasing allocations to proven discretionary macro managers who can utilize dynamic trading to navigate the emerging opportunities and risks.

Global macro/managed futures strategies play a valuable diversification role in strategic asset allocations over the long-term. As 2015 progresses, we believe now is an opportune time to initiate and increase allocations to these strategies. The Fund is well-positioned as we look forward to the opportunities that lie ahead across the investment landscape.

We remain focused on our mission of compounding wealth through delivering superior, risk-adjusted returns. Thank you for your continuing support and for investing in the Fund.

Sincerely,

Joe Wade
Chief Investment Officer
Portfolio Manager

4	www.insigniafunds.com

Insignia Macro Fund	Shareholder Letter

September 30, 2015 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of  compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Fund Services, Inc. is not affiliated with Meritage Capital, LLC or Sage Advisory Services, Ltd.

Annual Report | September 30, 2015	5

Insignia Macro Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

	3 Month	6 Month	1 Year	Since Inception*

Insignia Macro Fund - A NAV	1.60%	-2.43%	4.34%	4.90%

Insignia Macro Fund - A MOP	-3.99%	-7.84%	-1.43%	1.57%

Insignia Macro Fund - I	1.60%	-2.43%	4.39%	4.93%

HFRI Macro (Total) Index(a)	-0.60%	-4.11%	1.32%	2.59%

S&P 500® Total Return Index(b)	-6.44%	-6.18%	-0.61%	4.32%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 674-4642 or by visiting www.insigniafunds.com.

*	Fund’s inception date is December 31, 2013.
(a)

The HFRI Macro (Total) Index is an equally weighted performance index. It uses the HFR database and consists only of macro funds with a minimum of US$50 million AUM or a 12-month track record and that report assets in USD. It is calculated and rebalanced monthly, and shown net of all fees and expenses. It is an index comprising of investment managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods. Both index returns and index methodology are provided by Hedge Fund Research Inc.

(b)	S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (Load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Class A and Class I shares (as reported in the January 28, 2015 Prospectus) are 3.87% and 2.00% and 3.62% and 1.75%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2016.

6	www.insigniafunds.com

Insignia Macro Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

Sector Allocation (as a % of Net Assets)*

Corporate Bonds	33.53%
Asset Backed Securities	12.96%
Mortgage Backed Securities	8.31%
U.S. Treasury Notes & Bonds	8.22%
Municipal Bonds	5.79%
Cash, Cash Equivalents, & Other Net Assets	31.18%

Total	100.00%

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | September 30, 2015	7

Insignia Macro Fund	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

Examples. As a shareholder of the Insignia Macro Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held until September 30, 2015.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2015 – September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)(b)	Expenses Paid During Period April 1, 2015 - September 30, 2015(c)

Class A
Actual	$ 1,000.00	$ 975.70	2.00%	$ 9.91
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.04	2.00%	$ 10.10
Class I
Actual	$ 1,000.00	$ 975.70	1.75%	$ 8.67
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.29	1.75%	$ 8.85

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)	Includes expenses of the Insignia Macro Cayman Fund (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.
(c)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

8	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

	Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES (12.96%)
Automobile (5.62%)
Ally Auto Receivables Trust
Series 2012-5, 0.620% 01/15/2016	$61,061	$61,057
CarMax Auto Owner Trust
Series 2013-1, 0.600% 10/16/2017	310,243	310,157
Ford Credit Auto Owner Trust
Series 2015-A, 0.448% 01/15/2018(a)	350,377	350,227
Series 2013-B, 0.570% 06/15/2016	200,652	200,617
Ford Credit Floorplan Master Owner Trust
Series 2013-5, 0.677% 09/15/2018(a)	400,000	400,238
Honda Auto Receivables Trust
Series 2014-2, 0.770% 03/19/2018(a)	310,000	309,686
Series 2015-3, 0.920% 11/20/2017(a)	475,000	475,322
Hyundai Auto Receivables Trust
Series 2014-B, 0.440% 02/15/2017	79,204	79,185
Series 2012-C, 0.530% 12/15/2015	27,600	27,596
Nissan Auto Receivables Owner Trust
Series 2012-B, 0.460% 10/17/2016	1,713	1,713
Series 2014-B, 0.600% 06/15/2017	421,756	421,528
Series 2013-C, 0.637% 08/15/2018(a)	525,841	525,090
Toyota Auto Receivables Owner Trust
Series 2012-B, 0.460% 09/15/2015	24,198	24,198
Series 2013-B, 0.890% 07/17/2017	439,819	440,159

Total Automobile		3,626,773

Credit Card (6.11%)
American Express Credit Account Master Trust
Series 2012-5, 0.590% 05/15/2018	660,000	660,005
Cabela’s Credit Card Master Note Trust
Series 2014-1, 0.540% 03/16/2020(a)	340,000	339,547
Capital One Multi-Asset Execution Trust
Series 2005-A9, 0.297% 08/15/2018(a)	150,000	149,986
Series 2014-A1, 0.475% 11/15/2019(a)	292,000	291,765
Series 2013-A1, 0.630% 11/15/2018	425,000	425,071
Chase Issuance Trust
Series 2013-A3, 0.487% 04/15/2020(a)	728,000	726,873
Citibank Credit Card Issuance Trust
Series 2013-A10, 0.730% 02/07/2018	475,000	475,220
Discover Card Execution Note Trust
Series 2013-A2, 0.690% 08/15/2018	450,000	450,031
World Financial Network Credit Card Master Trust
Series 2014-A, 0.587% 12/15/2019(a)	425,000	425,036

Total Credit Card		3,943,534

    See Notes to Consolidated Financial Statements

Annual Report | September 30, 2015	9

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

	Principal Amount	Value (Note 2)

Other (1.23%)
Ally Master Owner Trust
Series 2013-1, 1.000% 02/15/2018	$305,000	$305,208
John Deere Owner Trust
Series 2015-A, 0.870% 01/15/2017	490,000	490,081

Total Other		795,289

TOTAL ASSET-BACKED SECURITIES
(Cost $8,367,122)		8,365,596

CORPORATE BONDS (33.53%)
Basic Materials (0.75%)
Rio Tinto Finance USA PLC, Sr. Unsec. Notes
1.375% 06/17/2016	485,000	484,296

Communications (3.37%)
Amazon.com, Inc., Sr. Unsec. Notes
0.650% 11/27/2015	400,000	400,144
AT&T, Inc., Sr. Unsec. Notes
1.700% 06/01/2017	485,000	486,767
eBay, Inc., Sr. Unsec. Notes
1.350% 07/15/2017	490,000	487,424
Verizon Communications, Inc., Sr. Unsec. Notes
2.500% 09/15/2016	396,000	401,535
Vodafone Group PLC, Sr. Unsec. Notes
1.625% 03/20/2017	400,000	400,657

Total Communications		2,176,527

Consumer, Cyclical (4.04%)
American Honda Finance Corp., Sr. Unsec. Notes
1.125% 10/07/2016	485,000	486,705
AutoZone, Inc., Sr. Unsec. Notes
5.500% 11/15/2015	389,000	391,134
CVS Caremark Corp., Sr. Unsec. Notes
1.200% 12/05/2016	380,000	380,952
Ford Motor Credit Co. LLC, Sr. Unsec. Notes
2.500% 01/15/2016	400,000	401,907
The Home Depot, Inc., Sr. Unsec. Notes
5.400% 03/01/2016	475,000	484,503
Whirlpool Corp., Sr. Unsec. Notes
6.500% 06/15/2016	445,000	462,744

Total Consumer, Cyclical		2,607,945

    See Notes to Consolidated Financial Statements

10	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

	Principal Amount	Value (Note 2)

Consumer, Non-cyclical (4.40%)
AbbVie, Inc., Sr. Unsec. Notes
1.200% 11/06/2015	$380,000	$380,170
Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Notes
0.485% 01/27/2017(a)	330,000	329,230
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes
2.875% 02/15/2016	50,000	50,419
Clorox Co., Sr. Unsec. Notes
3.550% 11/01/2015	520,000	521,219
Dr Pepper Snapple Group, Inc., Sr. Unsec. Notes
2.900% 01/15/2016	395,000	397,340
Express Scripts Inc, Sr. Unsec. Notes
3.125% 05/15/2016	445,000	450,132
The Kroger Co., Sr. Unsec. Notes
2.200% 01/15/2017	70,000	70,886
Mondelez International, Inc., Sr. Unsec. Notes
4.125% 02/09/2016	632,000	639,036

Total Consumer, Non-cyclical		2,838,432

Energy (3.50%)
Anadarko Petroleum Corp., Sr. Unsec. Notes
5.950% 09/15/2016	465,000	483,349
BP Capital Markets PLC, Sr. Unsec. Notes
0.700% 11/06/2015	485,000	485,130
Enterprise Products Operating LLC, Sr. Unsec. Notes
3.200% 02/01/2016	375,000	377,584
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
3.500% 03/01/2016	430,000	434,059
Phillips 66, Sr. Unsec. Notes
2.950% 05/01/2017	470,000	481,014

Total Energy		2,261,136

Financial (14.45%)
American Express Credit Corp., Sr. Unsec. Notes
0.804% 07/29/2016(a)	360,000	360,409
American International Group, Inc., Sr. Unsec. Notes
5.050% 10/01/2015	568,000	568,000
Bank of America Corp., Sr. Unsec. Notes
Series MTN, 1.139% 03/22/2016(a)	285,000	285,546
1.500% 10/09/2015	465,000	465,039
5.750% 08/15/2016	250,000	259,022
Bank of New York Mellon, Sr. Unsec. Notes
2.300% 07/28/2016	480,000	486,151
BB&T Corp., Sr. Unsec. Notes
Series MTN, 3.200% 03/15/2016	175,000	176,531

    See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2015	11

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

	Principal	Value
	Amount	(Note 2)

Financial (continued)
Bear Stearns Cos. LLC, Sr. Unsec. Notes
5.300% 10/30/2015	$615,000	$617,011
Capital One Financial Corp., Sr. Unsec. Notes
1.000% 11/06/2015	809,000	809,212
Citigroup, Inc., Sr. Unsec. Notes
1.074% 04/01/2016(a)	285,000	285,367
3.953% 06/15/2016	188,000	192,119
ERP Operating LP, Sr. Unsec. Notes
5.125% 03/15/2016	652,000	664,166
First Horizon National Corp., Sr. Unsec. Notes
5.375% 12/15/2015	155,000	156,340
The Goldman Sachs Group, Inc., Sr. Unsec. Notes
Series MTN, 1.600% 11/23/2015	748,000	749,039
HCP, Inc., Sr. Unsec. Notes
3.750% 02/01/2016	452,000	455,884
Health Care REIT, Inc., Sr. Unsec. Notes
3.625% 03/15/2016	170,000	171,705
JPMorgan Chase & Co., Sr. Unsec. Notes
2.600% 01/15/2016	400,000	402,160
3.450% 03/01/2016	100,000	101,084
Lloyds Bank PLC, Sr. Unsec. Notes
4.875% 01/21/2016	263,000	266,301
Morgan Stanley, Sr. Unsec. Notes
5.375% 10/15/2015	400,000	400,678
Nomura Holdings, Inc., Sr. Unsec. Notes
2.000% 09/13/2016	63,000	63,328
PNC Funding Corp., Sr. Unsec. Notes
2.700% 09/19/2016	480,000	486,904
Royal Bank of Canada, Sr. Unsec. Notes
Series GMTN, 0.793% 09/09/2016(a)	287,000	287,722
Ventas Realty LP, Sr. Unsec. Notes
1.550% 09/26/2016	610,000	611,760

Total Financial		9,321,478

Industrial (0.63%)
Ryder System, Inc., Sr. Unsec. Notes
Series MTN, 3.600% 03/01/2016	404,000	408,365

Utilities (2.39%)
Georgia Power Co., Sr. Unsec. Notes
0.657% 03/15/2016(a)	220,000	219,849
Progress Energy, Inc., Sr. Unsec. Notes
5.625% 01/15/2016	385,000	390,288

    See Notes to Consolidated Financial Statements.

12	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

	Principal	Value
	Amount	(Note 2)

Utilities (continued)
PSEG Power LLC, Sr. Unsec. Notes
5.500% 12/01/2015	$475,000	$478,524
Sempra Energy, Sr. Unsec. Notes
6.500% 06/01/2016	435,000	450,347

Total Utilities		1,539,008

TOTAL CORPORATE BONDS
(Cost $21,644,521)		21,637,187

MORTGAGE-BACKED SECURITIES (8.31%)
Commercial (7.30%)
Bank of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-6, 5.315% 11/10/2015(a)	111,882	111,769
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-T24, 5.537% 09/12/2016	451,016	463,901
Citigroup Commercial Mortgage Trust
Series 2006-C4, 5.968% 03/15/2049(a)	370,000	378,666
GS Mortgage Securities Trust
Series 2011-GC5, 2.999% 08/10/2016	459,012	464,482
Series 2006-GG8, 5.560% 11/10/2039	500,803	514,676
Series 2006-GG6, 5.622% 01/10/2016(a)	275,000	277,225
LB-UBS Commercial Mortgage Trust
Series 2006-C1, 5.156% 01/15/2016	73,297	73,420
Series 2006-C7, 5.347% 10/15/2016	475,000	490,030
Merrill Lynch Mortgage Trust
Series 2005-LC1, 5.291% 01/12/2044(a)	85,727	85,713
Series 2006-C1, 5.865% 05/12/2039(a)	375,000	378,876
Morgan Stanley Capital I Trust
Series 2006-T21, 5.162% 10/12/2052(a)	18,985	18,966
Series 2007-T25, 5.514% 11/12/2049(a)	525,571	545,753
Series 2006-T23, 6.009% 06/12/2016(a)	551,596	562,686
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, 5.308% 11/15/2048	333,437	343,166

Total Commercial		4,709,329

    See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2015	13

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

	Principal	Value
	Amount	(Note 2)

U.S. Government Agency (1.01%)
Fannie Mae Connecticut Avenue Securities
Series 2014-C02, 1.149% 05/25/2024(a)	$461,886	$457,715
Series 2014-C03, 1.399% 07/25/2024(a)	192,604	192,228

Total U.S. Government Agency		649,943

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $5,399,032)		5,359,272

MUNICIPAL BONDS (5.79%)
Certificate Participation (0.28%)
Brevard County School District, Prefunded 1/01/2016 @ 100
5.000% 07/01/2024(b)	20,000	20,233
City of Riverside CA
4.000% 03/01/2016	55,000	55,829
State of Oregon Department of Administrative Services
3.913% 05/01/2016	100,000	101,829

Total Certificate Participation		177,891

General Obligation (0.83%)
Champaign County Community Unit School District No 116 Urbana
3.500% 01/01/2016	50,000	50,306
City of Auburn AL
5.000% 01/01/2016	55,000	55,637
City of Vestavia Hills AL
4.000% 02/01/2016	45,000	45,556
Commonwealth of Pennsylvania, Prefunded 1/01/2016 @ 100
5.000% 01/01/2025(b)	50,000	50,582
McHenry County Community Consolidated School District No 47 Crystal Lake
5.000% 02/01/2016	25,000	25,377
Minnetonka MN Independent School District
2.000% 02/01/2016	25,000	25,151
State of California
3.950% 11/01/2015	145,000	145,459
5.950% 04/01/2016	50,000	51,351
Town of Oyster Bay NY
4.125% 03/15/2016	85,000	86,346

Total General Obligation		535,765

    See Notes to Consolidated Financial Statements.

14	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

	Principal	Value
	Amount	(Note 2)

General Obligation Ltd (0.23%)
Altoona Area School District
3.000% 12/01/2015	$60,000	$60,257
City of Plainview TX
2.750% 03/01/2016	50,000	50,470
Town of Norwell MA
5.000% 11/15/2015	40,000	40,236

Total General Obligation Ltd		150,963

Revenue Bonds (4.45%)
Allegheny County Sanitary Authority
5.000% 12/01/2021	250,000	251,900
California State Department of Transportation
4.375% 02/01/2016	30,000	30,399
Central Puget Sound Regional Transit Authority
5.000% 02/01/2016	20,000	20,315
City of Dallas TX Waterworks & Sewer System Revenue
4.625% 10/01/2022	45,000	45,000
City of Kansas City MO
2.100% 03/01/2016	100,000	100,553
City of Oshkosh WI Storm Water Utility Revenue
2.625% 05/01/2016	125,000	126,459
Commonwealth Financing Authority
5.020% 06/01/2016	150,000	154,014
County of Contra Costa CA
5.010% 06/01/2016	15,000	15,299
County of St Clair IL Highway Revenue
5.000% 01/01/2016	150,000	151,652
Crow Wing County Housing & Redevelopment Authority
0.900% 02/01/2016	50,000	50,003
Franklin County Convention Facilities Authority
4.000% 12/01/2015	100,000	100,618
Jeannette Municipal Authority
2.625% 07/01/2016	75,000	75,360
Kentucky Asset Liability Commission
3.928% 04/01/2016	350,000	354,948
Lake Elsinore School Financing Authority
4.000% 10/01/2015	85,000	85,000
Lancaster County
1.242% 11/15/2015	50,000	50,047
Maine State Housing Authority
0.900% 11/15/2015	75,000	75,041
Mississippi Development Bank, Prefunded 3/01/2016 @ 100
4.375% 03/01/2031(b)	50,000	50,860

    See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2015	15

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

		Principal	Value
		Amount	(Note 2)

Revenue Bonds (continued)
New Jersey Economic Development Authority
1.096% 06/15/2016		$145,000	$144,781
New Jersey Transportation Trust Fund Authority, Prefunded 12/15/2015 @ 100
5.250% 12/15/2017(b)		65,000	65,649
New York City Transitional Finance Authority Future Tax Secured Revenue
3.500% 02/01/2016		110,000	111,191
5.000% 11/01/2015		200,000	200,812
5.000% 02/01/2016		40,000	40,638
Oak Hill School Building Corp.
4.000% 07/15/2016		200,000	203,392
Permanent University Fund, Prefunded 7/01/2016 @ 100
4.500% 07/01/2035(b)		50,000	51,587
South Carolina State Public Service Authority
5.250% 01/01/2021		185,000	187,261
South Carolina Transportation Infrastructure Bank
5.000% 10/01/2015		20,000	20,000
Western Carolina University
3.000% 06/01/2016		110,000	111,520

Total Revenue Bonds			2,874,299

TOTAL MUNICIPAL BONDS
(Cost $3,741,383)			3,738,918

U.S. TREASURY NOTES & BONDS (8.22%)
U.S. Treasury Notes
0.250% 11/30/2015		1,200,000	1,200,422
0.250% 05/15/2016		1,400,000	1,400,265
0.375% 03/31/2016		2,700,000	2,703,129

TOTAL U.S. TREASURY NOTES & BONDS
(Cost $5,300,771)			5,303,816

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT-TERM INVESTMENTS (13.70%)
Money Market Funds (13.70%)
Morgan Stanley Liquidity Fund - Prime Portfolio, Institutional Class	0.10276%	5,575,273	5,575,272
Morgan Stanley Liquidity Fund - Tax-Exempt Portfolio, Institutional Class	0.01000%	3,261,781	3,261,781

Total Money Market Funds			8,837,053

    See Notes to Consolidated Financial Statements.

16	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

Value
(Note 2)

Money Market Funds (continued)

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,837,053)	$8,837,053

TOTAL INVESTMENTS (82.51%)
(Cost $53,289,882)	$53,241,842

Other Assets In Excess Of Liabilities (17.49%)	11,284,193(c)

NET ASSETS (100.00%)	$64,526,035

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2015.
(b)

Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Includes cash which is being held as collateral for swap contracts.

Common Abbreviations:

GMTN - Global Medium Term Notes.

LLC - Limited Liability Company.

LP - Limited Partnership

MTN - Medium Term Notes.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund’s net assets. (Unaudited)

    See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2015	17

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2015

TOTAL RETURN SWAP CONTRACTS

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. Early termination may be triggered by either party. In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $41,861,902)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description

H2O Asset Management	17.30%	Discretionary Macro | Fundamental

The Cambridge Strategy	15.30%	Quantitative | Fundamental & Technical Models

QMS Capital Management	14.16%	Quantitative | Fundamental & Technical Models

Abraham Trading Company	12.66%	Quantitative | Fundamental & Technical Models

Crabel Capital Management	10.04%	Quantitative | Short Term

Unrealized Depreciation

$(795,480)

Total return swap with Newedge USA, LLC. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Newedge USA, LLC. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days notice to the other party. In addition, the swap provides for a 0.50% fee to Newedge USA, LLC. (Notional Value $19,848,665)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description

Willowbridge Associates	16.34%	Discretionary Macro | Fundamental

Tialoc Capital	14.20%	Discretionary Macro | Fundamental

Unrealized Appreciation

$415,059

Unrealized Depreciation

Total Net Unrealized Depreciation on Swap Contracts	$(380,421)

    See Notes to Consolidated Financial Statements.

18	www.insigniafunds.com

Insignia Macro Fund	Consolidated Statement of Assets and Liabilities

September 30, 2015

ASSETS:

Investments, at value (cost $53,289,882)	$53,241,842
Cash	565,208
Deposit with broker for swap contracts (Note 3)	8,372,379
Unrealized appreciation on swap contracts	415,059
Receivable for swap contract payments	4,123,779
Interest and dividends receivable	237,078
Prepaid expenses and other assets	9,233

Total Assets	66,964,578

LIABILITIES:

Payable for swap contract payments	448,256
Unrealized depreciation on swap contracts	795,480
Payable for investments purchased	1,052,845
Payable for shares redeemed	6,500
Payable to advisor	49,513
Professional fees payable	34,798
Payable for administration fees	13,185
Payable to Trustees	7,740
Payable to Chief Compliance Officer	2,142
Accrued expenses and other liabilities	28,084

Total Liabilities	2,438,543

NET ASSETS	$64,526,035

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$61,505,292
Accumulated net investment income	3,600,652
Accumulated net realized loss on investments and swap contracts	(151,448)
Net unrealized depreciation on investments and swap contracts	(428,461)

NET ASSETS	$64,526,035

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$10.82
Net Assets	$274,262
Shares of beneficial interest outstanding	25,357
Maximum offering price per share (NAV/0.945, based on maximum sales charge of 5.50% of the offering price)	$11.45
Class I:
Net Asset Value, offering and redemption price per share	$10.82
Net Assets	$64,251,773
Shares of beneficial interest outstanding	5,939,881

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2015	19

Insignia Macro Fund	Consolidated Statement of Operations

For the Year ended September 30, 2015

INVESTMENT INCOME:
Interest	$260,203
Dividends	2,976

Total Investment Income	263,179

EXPENSES:
Investment advisory fee (Note 8)	647,691
Administration fee	179,945
Distribution and service fees
Class A	480
Custodian fee	15,218
Legal fees	58,199
Audit and tax fees	21,500
Transfer agent fee	42,891
Trustees fees and expenses	27,495
Registration fees	29,775
Printing fees	11,216
Chief Compliance Officer fee	25,350
Insurance expense	6,645
Offering costs	36,616
Other expenses	21,360

Total Expenses	1,124,381

Less fees waived/reimbursed by investment advisor
Class A	(849)
Class I	(248,402)

Total fees waived/reimbursed by investment adviser (Note 8)	(249,251)

Net Expenses	875,130

NET INVESTMENT LOSS	(611,951)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND SWAP CONTRACTS:
Net realized gain/(loss) on:

Investments	(17,086)
Swap contracts	3,798,108

Net realized gain	3,781,022

Change in unrealized (depreciation) on:
Investments	(4,196)
Swap contracts	(1,278,514)

Net change	(1,282,710)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SWAP CONTRACTS	2,498,312

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,886,361

See Notes to Consolidated Financial Statements.
20	www.insigniafunds.com

Insignia Macro Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

OPERATIONS
Net investment loss	$(611,951)	$(112,138)
Net realized loss on investments	(17,086)	(3,787)
Net realized gain on swap contracts	3,798,108	249,006
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	(1,282,710)	854,249

Net increase in net assets resulting from operations	1,886,361	987,330

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income

Advisor Class	(465)	–
Institutional Class	(193,741)	–

From net realized gains on investments

Advisor Class	(81)	–
Institutional Class	(30,286)	–

Total distributions	(224,573)	–

BENEFICIAL SHARE TRANSACTIONS (Note 7)
Class A
Shares sold	239,309	80,158
Dividends reinvested	546	–
Shares redeemed	(51,279)	–

Net increase from beneficial share transactions	188,576	80,158

Class I
Shares sold	43,664,518	24,941,071
Dividends reinvested	10,918	–
Shares redeemed	(5,102,475)	(1,908,664)
Redemption fees	425	2,390

Net increase from beneficial share transactions	38,573,386	23,034,797

Net increase in net assets	40,423,750	24,102,285

NET ASSETS
Beginning of period	24,102,285	–

End of period (including accumulated net investment income of $3,600,652 and $194,199)	$64,526,035	$24,102,285

(a)	Commenced operations on January 2, 2014.

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2015	21

Insignia Macro Fund - Class A	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.42	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.16)	(0.08)
Net realized and unrealized gain on investments and swap contracts	0.61	0.50

Total from Investment Operations	0.45	0.42

LESS DISTRIBUTIONS:
From investment income	(0.04)	–
From net realized gain on investments	(0.01)	–

Total Distributions	(0.05)	–

NET INCREASE IN NET ASSET VALUE	0.40	0.42

NET ASSET VALUE, END OF PERIOD	$10.82	$10.42

TOTAL RETURN(c)	4.34%	4.20%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$274	$85

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	2.40%	80.48%(d)
Operating expenses including reimbursement/waiver	1.96%(e)	1.75%(d)
Net investment loss including reimbursement/waiver	(1.44)%	(1.03)%(d)

PORTFOLIO TURNOVER RATE(f)	119%	43%

(a)	Commenced operations on January 2, 2014.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed/waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Contractual expense limitation changed from 1.75% to 2.00% effective February 1, 2015.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

    See Notes to Consolidated Financial Statements.

22	www.insigniafunds.com

Insignia Macro Fund - Class I	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.42	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.13)	(0.06)
Net realized and unrealized gain on investments and swap contracts	0.59	0.48

Total from Investment Operations	0.46	0.42

LESS DISTRIBUTIONS:
From investment income	(0.05)	–
From net realized gain on investments	(0.01)	–

Total Distributions	(0.06)	–

REDEMPTION FEES (Note 7)	0.00 (c)	0.00 (c)

NET INCREASE IN NET ASSET VALUE	0.40	0.42

NET ASSET VALUE, END OF PERIOD	$10.82	$10.42

TOTAL RETURN(d)	4.39%	4.20%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$64,252	$24,017

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	2.17%	3.62%(e)
Operating expenses including reimbursement/waiver	1.69%(f)	1.50%(e)
Net investment loss including reimbursement/waiver	(1.18)%	(0.85)%(e)

PORTFOLIO TURNOVER RATE(g)	119%	43%

(a)	Commenced operations on January 2, 2014.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed/waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation changed from 1.50% to 1.75% effective February 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

    See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2015	23

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 13 registered funds. This annual report describes the Insignia Macro Fund (the “Fund”). The Fund’s primary investment objective is to seek long-term risk-adjusted total return. The Fund currently offers Class A shares and Class I shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the consolidated statements of investments and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of September 30, 2015, net assets of the Fund were $64,526,035, of which $12,228,912, or 18.95%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

24	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | September 30, 2015	25

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Asset-Backed Securities	$–	$8,365,596	$–	$8,365,596
Corporate Bonds
Basic Materials	–	484,296	–	484,296
Communications	–	2,176,527	–	2,176,527
Consumer, Cyclical	–	2,607,945	–	2,607,945
Consumer, Non-cyclical	–	2,838,432	–	2,838,432
Energy	–	2,261,136	–	2,261,136
Financial	–	9,321,478	–	9,321,478
Industrial	–	408,365	–	408,365
Utilities	–	1,539,008	–	1,539,008
Mortgage-Backed Securities	–	5,359,272	–	5,359,272
Municipal Bonds	–	3,738,918	–	3,738,918
U.S. Treasury Notes & Bonds	–	5,303,816	–	5,303,816
Short-Term Investments	8,837,053	–	–	8,837,053

TOTAL	$8,837,053	$44,404,789	$–	$53,241,842

	Valuation Inputs			Total
Other Financial Instruments	Level 1	Level 2	Level 3

Assets:
Total Return Swap Contracts	$–	$415,059	$–	$415,059
Liabilities:
Total Return Swap Contracts	–	(795,480)	–	(795,480)

Total	$–	$(380,421)	$–	$(380,421)

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering Costs:  The Fund incurred offering costs during the period ended September 30, 2015. These offering costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through September 30, 2015 are shown on the Fund’s Consolidated Statement of Operations.

Trust Expenses:  Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses:  Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

26	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

Class Expenses:  Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes:  The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income:  Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities:  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions:  The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of

Annual Report | September 30, 2015	27

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders:  The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives:  The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

28	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose

Annual Report | September 30, 2015	29

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Consolidated Statement of Operations.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at September 30, 2015 are disclosed in the Consolidated Portfolio of Investments.

The average notional shares of the Fund’s swap positions for the fiscal year ended September 30, 2015 was $49,317,010.

Derivative Instruments:  The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2015:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation

Commodity Contracts (total return swap contracts)	Unrealized appreciation on swap contracts/Unrealized depreciation on swap contract	$415,059	$(795,480)

Total		$415,059	$(795,480)

The effect of derivative instruments on the Consolidated Statement of Operations for the fiscal year ended September 30, 2015:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain on Derivatives Recognized	Change in Unrealized Depreciation on Derivatives Recognized

Commodity Contracts (total return swap contracts)	Net realized gain on Swap Contracts/Change in unrealized appreciation/(depreciation) on swap contracts	$3,798,108	$(1,278,514)

Total		$3,798,108	$(1,278,514)

30	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

4. OFFSETTING AGREEMENTS

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Fund may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and securities lending arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2015.

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable

Assets
Total Return Swaps	$415,059	$–	$415,059	$–	$–	$415,059

Total	$415,059	$–	$415,059	$–	$–	$415,059

Annual Report | September 30, 2015	31

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable

Liabilities
Total Return Swap Contracts	$795,480	$–	$795,480	$–	$(795,480)	$–

Total	$795,480	$–	$795,480	$–	$(795,480)	$–

(a)	Commenced operations on January 2, 2014.

5. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2015 and the fiscal period ended September 30, 2014 were as follows:

Distributions Paid From:	2015	2014

Ordinary Income	$224,573	$–

Total	$224,573	$–

32	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

Reclassifications:  As of September 30, 2015, permanent differences in book and tax accounting were reclassified. The following reclassifications have been made on the Consolidated Statement of Assets and Liabilities and have no impact on the net asset value of the Fund:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments

$(280,163)	$4,212,610	$(3,932,447)

Unrealized Appreciation and Depreciation on Investments:  As of September 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$13,637
Gross unrealized depreciation (excess of tax cost over value)	(61,677)
Net unrealized depreciation of foreign currency and derivatives	(380,421)

Net unrealized depreciation	$(428,461)

Cost of investments for income tax purposes	$53,289,882

Components of Distributable Earnings:  At September 30, 2015, components of distributable earnings were as follows:

Undistributed ordinary income	$3,600,652
Accumulated Capital Losses	(151,448)
Net unrealized depreciation on investments	(428,461)

Total	$3,020,743

Post-Enactment Capital Losses

Capital losses as of September 30, 2015 deferred to the next tax year were as follows:

Short-Term

$3,247

The Fund elects to defer to the period ending September 30, 2016, capital losses recognized during the period November 1, 2014 to September 30, 2015 in the amount of $148,201.

Annual Report | September 30, 2015	33

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

6. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2015 were as follows:

Purchases of Securities	Proceeds From Sales of Securities

$ 62,692,141	$ 36,613,507

Purchases and sales of U.S. Government Obligations during the period ended September 30, 2015 were as follows:

Purchases of Securities	Proceeds From Sales of Securities

$ 8,655,218	$ 5,430,341

7. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the period ended September 30, 2015, the redemption fees charged by the Fund are presented in the Consolidated Statements of Changes in Net Assets.

34	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

Transactions in common shares were as follows:

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

Class A:
Shares sold	21,866	8,162
Shares issued in reinvestment of distributions to shareholders	52	–
Shares redeemed	(4,723)	–

Net increase from share transactions	17,195	8,162

Class I:
Shares sold	4,102,816	2,498,179
Shares issued in reinvestment of distributions to shareholders	1,032	–
Shares redeemed	(469,126)	(193,020)

Net increase from share transactions	3,634,722	2,305,159

(a)	Commenced operations on January 2, 2014.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The Fund has one unaffiliated shareholders representing approximately 68% of total Fund shares. Investment activities of these shareholders could have a material impact on the Fund.

8. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Meritage Capital, LLC (“Meritage Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser has delegated a portion of the daily management of the Fund to Sage Advisory Services, Ltd. Co. (the “Sub-Adviser”). The Adviser and the Sub-Adviser manage the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets during the month. Pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.10% for the first $25 million, 0.18% for the subsequent $25 million and 0.10% once assets have reached over $50 million, with a minimum annual fee of $25,000. These management fees are based on the Fund’s average daily net assets during the month and are paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term for both the Advisory Agreement and Sub-Advisory Agreement is two years. The Board may extend the Advisory Agreement and/or the Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement or the Sub-Advisory Agreement upon 60 days’ notice.

Annual Report | September 30, 2015	35

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.50% of the Fund’s average daily net assets for Class A and Class I shares until January 31, 2015. Effective February 1, 2015, the Adviser increased the fees payable to it as noted above to 1.75% of the Fund’s average annual net assets. The Fee Waiver Agreement is in effect through January 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue the Fee Waiver Agreement without the approval by the Fund’s Board.

For the fiscal year ended September 30, 2015, the fee waivers and/or reimbursements were as follows:

Fees Waived/Reimbursed by Adviser

Class A	$(849)
Class I	(248,402)

TOTAL	$(249,251)

As of September 30, 2015, the balances of recoupable expenses were as follows:

	Expires 2018	Expires 2017

Class A	$(849)	$(27,075)
Class I	(248,402)	(272,155)

Administrator: ALPS Fund Services, Inc (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2015 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

36	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2015

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a separate plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Consolidated Statement of Operations.

9. TRUSTEES

As of September 30, 2015, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2015	37

Report of Independent Registered
Insignia Macro Fund	Public Accounting Firm

The Board of Trustees and Shareholders

ALPS Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Insignia Macro Fund and subsidiary, including the consolidated portfolio of investments, as of September 30, 2015, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to September 30, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Insignia Macro Fund and subsidiary as of September 30, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to September 30, 2014, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 24, 2015

38	www.insigniafunds.com

Insignia Macro Fund	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | September 30, 2015	39

Insignia Macro Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Cheryl Burgermeister Birth year: 1951	Trustee	Ms. Burgermeister was elected to the Board on October 30, 2012.	Ms. Burgermeister is Trustee, Chairman of the Board (effective January 2015) and Audit Committee and Nominating and Governance Committee member of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Finance Committee member of the Portland Community College Foundation (January 2001 to present). She also served as Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to January 2015), Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to June 30, 2015) and Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010). Ms. Burgermeister is a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.	13	Ms. Burgermeister is a Trustee and Chairman of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (48 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. provide investment advisory services, currently none.

40	www.insigniafunds.com

Insignia Macro Fund	Trustees and Officers

September 30, 2015 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	13	None.

Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	13	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. provide investment advisory services, currently none.

Annual Report | September 30, 2015	41

Insignia Macro Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President of the Trust on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	13	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. provide investment advisory services, currently none.

42	www.insigniafunds.com

Insignia Macro Fund	Trustees and Officers

September 30, 2015 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

JoEllen L. Legg Birth year: 1961	Secretary	Ms. Legg was elected Secretary of the Trust on October 30, 2012.	Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the secretary of Financial Investors Trust and Reaves Utility Income Fund and Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Nate Mandeville Birth year: 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust on August 22, 2014.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as the Assistant Treasurer of Financial Investors Trust.

Jennifer Welsh Birth year: 1977	Chief Compliance Officer (“CCO”)	Ms. Welsh was elected CCO of the Trust on August 14, 2015.	Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2012 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-331-6240.

Annual Report | September 30, 2015	43

ANNUAL REPORT

SEPTEMBER 30, 2015

Class A | IGMFX
Class I | IGMLX

Must be accompanied or preceded by a Prospectus. Distributor: ALPS Distributors, Inc. for the Insignia Macro Fund.

INSIGNIA MACRO FUND

Annual Report

September 30, 2015

New Sheridan Developing World Fund

Investor Class [NSDWX]

NEW SHERIDAN
ADVISORS

New Sheridan Developing World Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Dear Shareholder,

As of September 30, 2015, the New Sheridan Developing World Fund has declined -24.75% for the fiscal year; over the same period the benchmark, the MSCI Emerging Markets Index, has declined -19.28%.

Market Overview

During the review period (10.31.14 – 09.30.15), most emerging markets were under significant pressure as a result of weaker economic growth from China, subdued export growth across emerging markets, and a strong U.S. Dollar. The Chinese economy is rebalancing away from infrastructure and investment-led growth toward services and consumption. Over the last five years, the country’s Gross Domestic Product (GDP) growth has slowed from a high of 10-12% in 2010-11, to 8-10% in 2012-13, and is now 6.9%. This slowdown has disproportionately impacted commodities and commodity-linked currencies. Typically we would expect a stronger export sector in light of this currency pressure, however export growth across emerging markets remains muted, with growth rates well below historical averages.

Meanwhile, in the U.S., the Federal Reserve is expected to raise interest rates over the coming months as economic fundamentals in the U.S. no longer warrant a zero interest rate policy. Despite some waffling by the Federal Reserve, investors are positioned in the U.S. Dollar in anticipation of a rate hike.

Portfolio Review

The Fund’s three largest country allocations are India, Mexico, and the Philippines. These countries have similar economic attributes including above average growth rates, low levels of overall debt relative to GDP, and political leadership that has implemented reforms intended to position the economies for future growth. India and the Philippines outperformed the benchmark during the review period while Mexico underperformed. While valuations are not as attractive relative to other emerging markets, we continue to maintain our overweight positions in these countries given their favorable outlooks.

The Fund is also overweight consumer, technology and healthcare and underweight energy, materials, utilities and financial services. Our sector positioning in energy and materials benefited our performance while consumer and technology were negative contributors. While weakness in the commodity sectors is well-known, we still see supply/demand imbalances in many commodities that will take some time to correct. Therefore, we expect the Fund to remain underweight commodity exposed sectors in the near term.

Outlook

Although we are disappointed with our performance during the review period, we see attractive opportunities to own great franchise businesses that are trading at significant discounts to our perceived Fair Value. During the most recent quarter, we added several Chinese companies to the portfolio that were sold-off during the market correction and we are now slightly overweight in China ending 9/30/15. We are also finding opportunities in smaller, less developed economies such as Egypt, Pakistan and Vietnam where growth rates are above average, overall debt levels are low and political leadership is changing the economic landscape.

We are excited to announce that as of June 2015, New Sheridan Advisors, LLC was acquired by Champlain Investment Partners, LLC (“Champlain”). Champlain is an asset management firm located in Burlington, Vermont. In light of this change, as of November 16, 2015 the New Sheridan Developing World Fund will reorganize in to the Champlain Emerging Markets Fund.

Russell Hoss, CFA	Richard Hoss
Portfolio Manager	Portfolio Manager

The New Sheridan Developing World Fund is not suitable for all investors. Subject to investment risks, including possible loss of principal amount invested.

Carefully consider the risks and special considerations associated with investing in the Fund. You may lose money by investing in the Fund. Small-cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Foreign investments also present risks due to currency fluctuations, economic and political factors, lower liquidity, government

Annual Report | September 30, 2015	1

New Sheridan Developing World Fund	Shareholder Letter

September 30, 2015 (Unaudited)

regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Fund Services, Inc. is not affiliated with Champlain Investment Partners, LLC.

2	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

	3 Month	6 Month	1 Year	Since Inception*
New Sheridan Developing World Fund	-14.62%	-20.86%	-24.75%	-25.04%
MSCI Emerging Markets Index (a)	-17.90%	-17.33%	-19.28%	-24.53%
MSCI Frontier Markets Index (b)	-10.57%	-10.61%	-24.19%	-22.79%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 805-5999 or by visiting www.newsheridanadvisors.com.

*	Fund’s inception date is September 8, 2014.

(a)

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index currently consists of 23 emerging economies.

(b)	MSCI Frontier Markets Index is a free float weighted index. MSCI currently classifies 33 countries as Frontier Markets, 24 of which are currently included in the MSCI Frontier Markets Index.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund (as reported in the January 28, 2015 Prospectus) are 2.30% and 1.86%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2016.

Performance of $10,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | September 30, 2015	3

New Sheridan Developing World Fund	Portfolio Update

September 30, 2015 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Tencent Holdings Ltd.	3.45%
AIA Group Ltd.	3.40%
Universal Robina Corp.	2.94%
Arca Continental SAB de CV	2.88%
Techtronic Industries Co. Ltd.	2.75%
Alibaba Group Holding Ltd. Sponsored	2.65%
Yum! Brands, Inc.	2.62%
Nemak SAB de CV	2.53%
GT Capital Holdings, Inc.	2.44%
Sun Pharmaceutical Industries Ltd.	2.44%

Top Ten Holdings	28.10%

Country Allocation (as a % of Net Assets)*

China	19.07%
India	15.09%
Mexico	12.07%
Philippines	10.98%
Hong Kong	6.15%
United States	4.93%
Taiwan	4.47%
Egypt	4.01%
Malaysia	3.87%
Vietnam	3.42%
South Korea	3.08%
Indonesia	2.88%
Brazil	2.77%
Pakistan	1.85%
Macau	1.74%
Cash, Cash Equivalents, & Other Net Assets	3.62%

Total	100.00%

*     Holdings are subject to change. Tables present indicative values only.

4	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

Examples. As a shareholder of the New Sheridan Developing World Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held through September 30, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2015 – September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)	Expense Paid During Period April 1, 2015 - September 30, 2015(b)
New Sheridan Developing World Fund
Investor
Actual	$ 1,000.00	$791.40	1.85%	$8.31
Hypothetical (5% return before expenses)	$ 1,000.00	$1,015.79	1.85%	$9.35

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2015	5

New Sheridan Developing World Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 2)
COMMON STOCKS (96.38%)
Brazil (2.77%)
Linx SA	3,000	$32,592
WEG SA	9,000	35,119

Total Brazil		67,711

China (19.07%)
AAC Technologies Holdings, Inc.	8,200	51,292
Alibaba Group Holding Ltd. Sponsored ADR(a)	1,100	64,867
Haitian International Holdings Ltd.	28,000	46,343
JD.com, Inc. ADR(a)	1,900	49,514
Ping An Insurance Group Co. of China Ltd.- Class H	10,000	49,970
Shandong Weigao Group Medical Polymer Co. Ltd.- Class H	55,000	34,867
Shenzhou International Group Holdings Ltd.	9,800	50,776
Sihuan Pharmaceutical Holdings Group Ltd. (b)	66,000	33,664
Tencent Holdings Ltd.	5,000	84,283

Total China		465,576

Egypt (4.01%)
Commercial International Bank Egypt SAE	6,300	42,802
Edita Food Industries SAE (a)	12,700	55,163

Total Egypt		97,965

Hong Kong (6.15%)
AIA Group Ltd.	16,000	83,212
Techtronic Industries Co. Ltd.	18,000	67,105

Total Hong Kong		150,317

India (15.09%)
Axis Bank Ltd.	5,400	40,952
Bharat Forge Ltd.	2,800	38,864
Fortis Healthcare Ltd. (a)	20,000	51,611
HDFC Bank Ltd.	3,020	59,121
Infosys Ltd. Sponsored ADR	3,000	57,270
Motherson Sumi Systems Ltd.	10,350	36,406
Sun Pharmaceutical Industries Ltd.	4,500	59,546
Tata Motors Ltd. Sponsored ADR(a)	1,100	24,750

Total India		368,520

Indonesia (2.88%)
PT Bank Rakyat Indonesia Persero Tbk	50,000	29,605
PT Matahari Department Store Tbk	37,000	40,867

Total Indonesia		70,472

Macau (1.74%)
Sands China Ltd.	14,000	42,524

	Shares	Value (Note 2)
Malaysia (3.87%)
Globetronics Technology Bhd	36,000	$51,205
IHH Healthcare Bhd	32,000	43,437

Total Malaysia		94,642

Mexico (12.07%)
Alsea SAB de CV	15,000	44,268
Arca Continental SAB de CV	12,500	70,394
Credito Real SAB de CV	18,110	35,385
Grupo Herdez SAB de CV	19,000	50,296
Infraestructura Energetica Nova SAB de CV	8,000	32,748
Nemak SAB de CV (a)(c)	51,000	61,846

Total Mexico		294,937

Pakistan (1.85%)
Engro Foods Ltd. (a)	32,000	45,206

Philippines (10.98%)
Ayala Corp.	3,000	49,262
GT Capital Holdings, Inc.	2,200	59,678
Jollibee Foods Corp.	12,800	52,896
Robinsons Retail Holdings, Inc.	22,000	34,412
Universal Robina Corp.	17,500	71,951

Total Philippines		268,199

South Korea (3.08%)
LG Household & Health Care Ltd.	50	36,184
NAVER Corp.	90	39,010

Total South Korea		75,194

Taiwan (4.47%)
Hermes Microvision, Inc.	1,500	57,178
Taiwan Semiconductor Manufacturing Co. Ltd.	13,000	52,100

Total Taiwan		109,278

United States (4.93%)
Nexteer Automotive Group Ltd.	56,000	56,611
Yum! Brands, Inc.	800	63,960

Total United States		120,571

Vietnam (3.42%)
Bank for Foreign Trade of Vietnam JSC	28,900	55,308
Mobile World Investment Corp. (a)	10,362	28,228

Total Vietnam		83,536

TOTAL COMMON STOCKS (Cost $2,580,109)		2,354,648

See Notes to Financial Statements.

6	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Portfolio of Investments

September 30, 2015

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.90%)
Morgan Stanley Institutional Liquidity Funds	0.103%	22,028	$22,028

TOTAL SHORT TERM INVESTMENTS (Cost $22,028)			22,028

TOTAL INVESTMENTS (97.28%) (Cost $2,602,137)			$2,376,676

Net Other Assets Less Liabilities(2.72%)			66,531

NET ASSETS (100.00%)			$2,443,207

(a)	Non-income producing security.
(b)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(c)

These securities were initially sold to other parties pursuant to Regulation S under the 1933 Act, as amended, and subsequently resold to the fund. As of September 30, 2015, the aggregate market value of those securities was $61,846, representing 2.53% of the Fund’s net assets.

Common Abbreviations:

ADR	-	American Depositary Receipt.
Bhd	-	Berhad, Public Limited Company in Malaysia.
JSC	-	Joint Stock Company
Ltd.	-	Limited.
PT	-	Perseroan Terbatas, meaning “private limited”, which is the equivalent of an incorporated entity in the U.S.
SA	-	Generally designated corporations in various countries, mostly those employing civil law.
SAB de CV	-	A variable capital company.
SAE	-	SAE, Societe Anonyme Egyptienne (Egyptian Joint Stock Company)
Tbk	-	Terbuka is appended after the corporation name if the shares become publicly listed for trading.

See Notes to Financial Statements.

Annual Report | September 30, 2015	7

New Sheridan Developing World Fund	Statement of Assets and Liabilities

September 30, 2015

ASSETS:
Investments, at value (Cost $2,602,137)	$2,376,676
Foreign currency, at value (Cost $7,917)	7,695
Receivable for investments sold	74,784
Dividends receivable	132
Receivable due from advisor	41,065
Prepaid expenses and other assets	11,880

Total Assets	2,512,232

LIABILITIES:
Payable for administration and transfer agency fees	33,295
Payable for distribution and services fees	498
Trustees’ fees and expenses payable	320
Payable to chief compliance officer	3,333
Payable for shareholder reports	646
Payable for legal fees	6,536
Payable for audit and tax fees	16,700
Custody fees payable	2,917
Accrued expenses and other liabilities	4,780

Total Liabilities	69,025

NET ASSETS	$2,443,207

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$3,184,905
Accumulated net investment loss	(11,615)
Accumulated net realized loss on investments and foreign currency transactions	(504,545)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(225,538)

NET ASSETS	$2,443,207

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$7.36
Shares of beneficial interest outstanding	331,915

See Notes to Financial Statements.

8	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Statement of Operations

For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividends	$30,034
Foreign taxes withheld on dividends	(3,588)

Total Investment Income	26,446

EXPENSES:
Investment advisory fees (Note 6)	33,729
Administrative and transfer agency fees	164,941
Distribution and service fees	6,246
Legal fees	10,961
Audit and tax fees	16,800
Printing fees	1,894
State registration fees	7,409
SEC registration fees	77
Insurance fees	404
Custody fees	14,217
Trustees’ fees and expenses	1,551
Chief compliance officer fees	20,017
Offering costs	56,593
Other expenses	15,002

Total Expenses	349,841
Less fees waived/reimbursed by investment advisor (Note 6)	(303,620)

Net Expenses	46,221

NET INVESTMENT LOSS	(19,775)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(322,797)
Foreign currency transactions	(188,486)

Net realized loss	(511,283)

Net change in depreciation on:
Investments	(180,510)
Translation of assets and liabilities denominated in foreign currencies	(77)

Net change	(180,587)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(691,870)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(711,645)

See Notes to Financial Statements.

Annual Report | September 30, 2015	9

New Sheridan Developing World Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

OPERATIONS:
Net investment loss	$(19,775)	$(1,913)
Net realized gain/(loss) on investments and foreign currency transactions	(511,283)	2,989
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(180,587)	(44,951)

Net Decrease in Net Assets Resulting from Operations	(711,645)	(43,875)

DISTRIBUTIONS:
Dividends to shareholders from net investment income
Investor Class	(2,251)	–

Net Decrease in Net Assets from Distributions	(2,251)	–

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold	1,127,790	2,070,937
Dividends reinvested	2,251	–

Net Increase from capital share transactions	1,130,041	2,070,937

Net increase in net assets	416,145	2,027,062

NET ASSETS
Beginning of year	2,027,062	–

End of year (Including accumulated net investment income/(loss) of $(11,615) and $1,420)	$2,443,207	$2,027,062

(a)	Commenced operations on September 9, 2014.

See Notes to Financial Statements.

10	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

Net asset value, beginning of period	$9.79	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.01)
Net realized and unrealized loss	(2.35)	(0.20)

Total from investment operations	(2.42)	(0.21)

DISTRIBUTIONS:
From net investment income	(0.01)	–

Total distributions	(0.01)	–

Net decrease in net asset value	(2.43)	(0.21)

Net asset value, end of year	$7.36	$9.79

TOTAL RETURN(c)(d)	(24.75)%	(2.10)%

SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,443	$2,027

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets excluding fee waivers and reimbursements	14.00%	34.14%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1 .85%	1.85%(e)
Ratio of net investment loss to average net assets	(0.79)%	(1.82)%(e)
Portfolio turnover rate(f)	104%	0%

(a)	Commenced operations on September 9, 2014.
(b)	Calculated using the average shares method.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been reimbursed/waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been reimbursed/waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	11

New Sheridan Developing World Fund	Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 13 registered funds. This annual report describes the New Sheridan Developing World Fund (the “Fund”). The Fund’s primary investment objective is to seek long term capital appreciation. The Fund currently offers Investor Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

12	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Notes to Financial Statements

September 30, 2015

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

New Sheridan Developing World Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Brazil	$67,711	$–	$–	$67,711
China	114,381	317,531	33,664	465,576
Egypt	55,163	42,802	–	97,965
Hong Kong	–	150,317	–	150,317
India	141,141	227,379	–	368,520
Indonesia	–	70,472	–	70,472
Macau	–	42,524	–	42,524
Malaysia	–	94,642	–	94,642
Mexico	294,937	–	–	294,937
Pakistan	–	45,206	–	45,206
Philippines	–	268,199	–	268,199
South Korea	–	75,194	–	75,194
Taiwan	–	109,278	–	109,278
United States	63,960	56,611	–	120,571
Vietnam	–	83,536	–	83,536
Short Term Investments	22,028	–	–	22,028

TOTAL	$759,321	$1,583,691	$33,664	$2,376,676

The Fund recognizes transfers between levels as of the end of the period. The Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Funds’ net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. For the fiscal year ended September 30, 2015, the Fund had the following transfers between Level 1 and Level 2 securities:

	Level 1		Level 2
New Sheridan Developing World Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)

Common Stocks	$–	$(77,849)	$77,849	$–

Total	$–	$(77,849)	$77,849	$–

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of September 30, 2014	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3		Transfer out of Level 3	Balance as of September 30, 2015	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2015

New Sheridan Developing World Fund
Common Stock	$–	$–	$–	$–	$–	$–	$–	$33,664	(a)	$–	$33,664	$(18,034)

Total	$–	$–	$–	$–	$–	$–	$–	$33,664		$–	$33,664	$(18,034)

(a)	Transferred in from level two during the period.

Annual Report | September 30, 2015	13

New Sheridan Developing World Fund	Notes to Financial Statements

September 30, 2015

Information about Level 3 fair value measurements as of September 30, 2015:

	Fair Value	Valuation Technique	Unobservable Input*

New Sheridan Developing World Fund
Assets
Common Stocks	$33,664	Discounted Trade Price	10% Discount Factor

*

A change to the unobservable input may result in a significant change to the value of the investment. If the input increases the value of the investment will decrease and if the input decreases the value of the investment will increase.

Offering Costs: The Fund incurred offering costs during the fiscal year ended September 30, 2015. These offering costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through September 30, 2015 are shown on the Fund’s Statement of Operations and amounts that remain to be amortized, if any, are shown on the Fund’s Statement of Assets and Liabilities.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

14	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Notes to Financial Statements

September 30, 2015

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2015:

Ordinary Income	Long-Term Capital Gain	Return of Capital

$ 2,251	$–	$–
The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2014:
Ordinary Income	Long-Term Capital Gain	Return of Capital

$ –	$–	$–

Reclassifications: As of September 30, 2015, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain on Investments

$ (15,729)	$8,991	$6,738

Included in the amounts reclassified was a net operating loss offset to PIC of $7,364.

These differences are primarily attributed to the different tax treatment of foreign currency and organizational costs.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$64,883
Gross unrealized depreciation (excess of tax cost over value)	(290,346)
Net depreciation of foreign currency and derivatives	(76)

Net unrealized appreciation (depreciation)	(225,539)

Cost of investments for income tax purposes	$2,602,138

Components of Distributable Earnings: As of September 30, 2015, components of distributable earnings were as follows:

Accumulated Capital Losses	(504,545)
Net unrealized depreciation on investments	(225,539)
Other cumulative effect of timing differences	(11,614)

Total	$(741,698)

Annual Report | September 30, 2015	15

New Sheridan Developing World Fund	Notes to Financial Statements

September 30, 2015

Post-Enactment Capital Losses

Capital losses as of September 30, 2015 deferred to the next tax year were as follows:

Short-Term

$24,370

The Fund elects to defer to the period ending September 30, 2016, capital losses recognized during the period November 1, 2014 to September 30, 2015 in the amount of $480,175.

The Fund elects to defer to the period ending September 30, 2016, late year ordinary losses in the amount of $11,614.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2015 were as follows:

Purchases of Securities	Proceeds from Sales of Securities

$3,707,844	$2,520,315

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 30 calendar days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2015, the redemption fees charged by the Fund, if any, are presented in the Statements of Changes in Net Assets. Transactions in common shares were as follows:

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)

Shares sold	124,551	207,105
Dividends reinvested	259	–
Shares redeemed	–	–

Net increase in shares outstanding	124,810	207,105

(a)	Commenced operations on September 9, 2014.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. As of September 30, 2015, the Fund had one unaffiliated shareholder representing approximately 30% of total Fund shares. Investment activities of this shareholder could have a material impact on the Fund.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Prior to June 30, 2015, New Sheridan Advisors, LLC (“New Sheridan” or the “Previous Adviser”) was responsible for the overall management and administration of the Fund’s business affairs. Effective July 1, 2015, Champlain Investment Partners, LLC (“Champlain” or the “Adviser”), by virtue of Champlain Investment Partners, LLC acquiring New Sheridan Advisors, LLC, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.35% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

16	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Notes to Financial Statements

September 30, 2015

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to an annual rate of 1.60% of the Fund’s average daily net assets for the Investor Class shares. The Fee Waiver Agreement is in effect through January 31, 2016. The Adviser will be permitted to recover expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue the Fee Waiver Agreement without the approval by the Fund’s Board.

For the fiscal year ended September 30, 2015, the fee waivers and/or reimbursements were $303,620.

As of September 30, 2015, the balance of recoupable expenses was $75,709 and will expire in 2018.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly.

The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a separate plan of distribution for the Investor Class shares pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan allows the Fund to use Investor Class assets to pay fees in connection with the distribution and marketing of the Investor Class shares and/or the provision of shareholder services to the Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class assets of the Fund as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Investor Class’ average daily net assets attributable to the Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in the Investor Class shares, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

7. TRUSTEES

As of September 30, 2015, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

Annual Report | September 30, 2015	17

New Sheridan Developing World Fund	Notes to Financial Statements

September 30, 2015

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENT

On November 9, 2015, a special meeting of the Fund’s shareholders was held at which the Fund’s shareholders approved (i) an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and The Advisors’ Inner Circle Fund II (the “Acquiring Trust”), on behalf of Champlain Emerging Markets Fund (the “Acquiring Fund”), a newly created series of the Acquiring Trust (the “Agreement and Plan of Reorganization”), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Fund by the Acquiring Fund in exchange for Advisor Shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Fund; and (c) the liquidation and termination of the Fund (the “Reorganization”); and (ii) an interim investment advisory agreement by and between Champlain Investment Partners, LLC (“Champlain”), the investment adviser of the Fund, and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”).

Approval of Agreement and Plan of Reorganization:

	No. of Shares Voted	% of Outstanding Shares	% of Shares Present
Affirmative	217,383.5630	66.480%	100.000%
Against	0	0%	0%
Abstain	0	0%	0%
Approval of Interim Advisory Agreement:
	No. of Shares Voted	% of Outstanding Shares	% of Shares Present
Affirmative	217,383.5630	66.480%	100.000%
Against	0	0%	0%
Abstain	0	0%	0%

On November 16, 2015, the Fund reorganized out of the Trust and into the Acquiring Fund, a series of the Acquiring Trust, and will continue operations within the Acquiring Trust.

18	1.844.805.5999 | www.newsheridanadvisors.com

Report of Independent Registered
New Sheridan Developing World Fund	Public Accounting Firm

The Board of Trustees and Shareholders

ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of New Sheridan Developing World Fund, including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 9, 2014 (commencement of operations) to September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Sheridan Developing World Fund as of September 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 9, 2014 (commencement of operations) to September 30, 2014, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 24, 2015

Annual Report | September 30, 2015	19

New Sheridan Developing World Fund	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. DISCLOSURE REGARDING APPROVAL OF FUND INTERIM ADVISORY AGREEMENT

On May 13, 2015, the Trustees met in person to discuss, among other things, the approval of an Interim Investment Advisory Agreement (the “Interim Advisory Agreement”) between the Trust and Champlain Investment Partners, LLC (“Champlain” or the “Adviser”) in accordance with the 1940 Act. Effective July 1, 2015, Champlain, by virtue of acquiring the Previous Adviser, became responsible for the overall management and administration of the Fund’s business affairs. The Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement and other related materials.

The Board received various reports and information from representatives of Champlain and the Previous Adviser. The Board discussed these materials with the representatives, and the Independent Trustees discussed these matters separately with independent legal counsel during an executive session. In approving the Interim Advisory Agreement with Champlain, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate: The Board reviewed and considered the Interim Advisory Agreement, noting that the management fee rate to be paid by the Trust on behalf of the Fund to Champlain of 1.35% of the Fund’s daily average net assets was identical to the management fee rate in the investment advisory agreement that was in place with the Previous Adviser. The Board also noted that Champlain would agree to an expense waiver that would be identical in all material respects to the expense waiver between the Fund and the Previous Adviser.

Nature, Extent and Quality of the Services under the Interim Advisory Agreement: The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund under the Interim Advisory Agreement. The Trustees reviewed certain background materials supplied by both Champlain and the Previous Adviser.

The Trustees reviewed and considered the investment advisory personnel, Champlain’s history as an asset manager and the portfolio managers’ performance. The Trustees also reviewed the research and decision-making processes utilized by portfolio managers, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Trustees considered the background and experience of Champlain’s and the Previous Adviser’s management, including reviewing the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, Champlain’s and the Previous Adviser’s Code of Ethics.

Performance: The Board noted that since the Fund was launched in September 2014, there was less than a full year of performance to be reviewed or analyzed at this time. The Trustees also considered Champlain’s and the Previous Adviser’s reputation generally and its investment techniques, risk management controls and decision-making processes.

Accounts Using Comparable Strategies: The Board noted that neither the Previous Adviser nor Champlain managed any other product whose investment strategy and role in managing the product was comparable to the Fund.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis based on the fees to be payable under the Interim Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Champlain in connection with the operation of the Fund. The Trustees then reviewed and discussed Champlain’s financial statements in order to analyze the financial condition, stability and profitability of Champlain.

20	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Additional Information

September 30, 2015 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the Interim Advisory Agreement. However, economies of scale are not anticipated at projected Fund asset levels in the near term.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Champlain from its relationship with the Fund.

The Board summarized its deliberations with respect to the Interim Advisory Agreement with Champlain. In selecting Champlain and the fees charged under the Interim Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Interim Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual annual advisory fees of 1.35% of the Fund’s daily average net assets to be paid to Champlain was identical to the advisory fee currently in place with the Previous Adviser;
●

the terms of the proposed fee waiver/expense reimbursement letter agreement between the Trust, on behalf of the Fund, and Champlain, were identical in all material respects to the agreement in place with the Previous Adviser;

●	the nature, extent and quality of services to be rendered by Champlain under the Interim Advisory Agreement were adequate;
●	since the Fund was launched in September 2014, there was less than a full year of performance to be reviewed or analyzed at this time;
●	neither the Previous Adviser nor Champlain managed any other product whose investment strategy and role in managing the product was comparable to the Fund;
●	the estimated profitability of Champlain in connection with the management of the Fund was not expected to be unreasonable; and
●	there were no material economies of scale or other material incidental benefits accruing to Champlain in connection with its relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Champlain’s proposed compensation for investment advisory services is consistent with the best interests of the Fund and its shareholders.

Annual Report | September 30, 2015	21

New Sheridan Developing World Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Cheryl Burgermeister Birth year: 1951	Trustee	Ms. Burgermeister was elected to the Board on October 30, 2012.	Ms. Burgermeister is Trustee, Chairman of the Board (effective January 2015) and Audit Committee and Nominating and Governance Committee member of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Finance Committee member of the Portland Community College Foundation (January 2001 to present). She also served as Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to January 2015), Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to June 30, 2015) and Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010). Ms. Burgermeister is a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.	13	Ms. Burgermeister is a Trustee and Chairman of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (48 funds).

J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	13	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Champlain Investment Partners, LLC provides investment advisory services, currently none.

22	1.844.805.5999 | www.newsheridanadvisors.com

New Sheridan Developing World Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	13	None.

INTERESTED TRUSTEE AND OFFICERS

Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President of the Trust on October 30, 2012.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	13	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***	The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Champlain Investment Partners, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2015	23

New Sheridan Developing World Fund	Trustees and Officers

September 30, 2015 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

JoEllen L. Legg Birth year: 1961	Secretary	Ms. Legg was elected Secretary of the Trust on October 30, 2012.	Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of Financial Investors Trust and Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Nate Mandeville Birth year: 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust on August 22, 2014.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as the Assistant Treasurer of Financial Inventors Trust.

Jen Welsh Birth year: 1977	Chief Compliance Officer (“CCO”)	Ms. Welsh was elected CCO of the Trust on August 14, 2015.	Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2012 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-331-6240.

24	1.844.805.5999 | www.newsheridanadvisors.com

Must be accompanied or preceded by a prospectus. The New Sheridan Developing World Fund is distributed by ALPS Distributors, Inc.

Valspresso
Funds

ANNUAL

September 30, 2015

VALSPRESSO GREEN ZONE SELECT™ TACTICAL FUND

Class A | GZDAX
Class I | GZDIX

Valspresso Green Zone Select™ Tactical Fund	Shareholder Letter

September 30, 2015 (Unaudited)

Dear Shareholder:

Thank you for your investment in our mutual fund—Valspresso Green Zone Select™ Tactical Fund (the “Fund” or “Green Zone Select”). We want to take this opportunity to update you on several key milestones we reached this year—and our outlook for 2016 and beyond.

Outperformance during a volatile period

Valspresso Green Zone SelectTM Tactical Fund was launched on July 17, 2015. As you know, its automated strategy is designed to mitigate losses during extreme market downturns—and that’s exactly what it did during what was obviously a volatile third quarter.

A week-long market downturn, which started on August 17, 2015, culminated with the Dow Jones Industrial Average, the S&P 500 and the NASDAQ each shedding over 10% after six days of losses. In contrast, the adjacent graph shows that from August 17 through August 26, 2015, Green Zone Select’s focus on risk reduction enabled it to outperform its benchmark and major U.S. equity indexes.

We are pleased that Green Zone SelectTM mitigated losses during this surprise and sharp market drop. We believe that this outperformance was no anomaly and it’s characteristic of our automated rules that take emotion out of investing and focuses on delivering long-term alpha with reduced beta (ie., alpha is the excess return of a portfolio after considering its beta, a measure of the volatility of a security or portfolio, exposure). As always, past performance is no guarantee of future results.

Green Zone Select vs. Indexes Cumulative Return (8/17/2015 to 8/26/2015) Source of data: Yahoo Finance Beating the benchmark – and major indices. Past performance is no guarantee of future results.

From commencement of operations through September 30, 2015, the table below shows that the Fund outperformed its benchmark, the Russell 2000® Index TR, during its first two full months of operations as well as since inception. While a decline in absolute terms is never enjoyable, we’re pleased that our risk-managed tactical allocation strategy worked as intended and limited that decline. It served as a reminder of one of our most fundamental beliefs: that it is vitally important to limit one’s losses during a downturn.

	Monthly		Cumulative
	Aug-15	Sep-15	Since Inception
GZDAX	-5.79%	-2.63%	-11.20%
GZDIX	-5.79%	-2.74%	-11.30%
Russell 2000® Index TR	-6.28%	-4.91%	-12.86%

Fund’s inception date is July 17, 2015.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 844-448-3886 or visit www.valspressofunds.com for current month end performance.

Quiet Launch to Growth Trajectory

We launched Green Zone SelectTM quietly, without fanfare, under turbulent market conditions. Our key priorities were: 1) integrating the Fund’s investment operations with trading, clearing, custody and back office operations and assuring that all functioned as designed, and 2) setting up the Fund to be purchased via distribution platforms. Having accomplished these priorities, coupled with better results than the benchmark—the time has now come to tell our story. Over the next few weeks and months, we’ll be talking about the Fund, its underlying strategy and the team behind it. The objective is threefold: to raise brand awareness of Green Zone Select, grow assets, and seeks to continue to deliver better-than-the benchmark results for our investors.

The Road Ahead

The stock market turmoil we experienced over the summer may be a precursor for additional volatility in the months ahead. The Federal Reserve may raise interest rates soon, there is geopolitical instability in many parts of the world, the world’s second-biggest economy—China—is slowing down, and run-up to the presidential election in the United States is well underway. Each of these items—and there are others, of course—is quite different, but they do have one thing in common: an ability to influence the stock market over the short-term. Even without this potential for volatility, it is worth remembering that equity markets have come a long way since the bear market low of March 2009. We feel that there is a more-than reasonable possibility that future returns could be more muted.

Annual Report | September 30, 2015	1

Valspresso Green Zone Select™ Tactical Fund	Shareholder Letter

September 30, 2015 (Unaudited)

That being said, we are long-term investors. We try to reduce the emotions and “noise” that can be associated with events like those described above. We believe that our strategy of limiting risk relative to our benchmark is the proper approach, and likely to continue to operate as designed— seeking to deliver greater alpha with lower beta.

We thank you for your confidence in our investment philosophy. We will report to you next in our semi-annual report in spring 2016.

Cordially,

Reginald Nosegbe

President and Chief Investment Officer

September 30, 2015

The recent growth in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future.

Investment in mutual funds involves risk, including possible loss of principal invested. You could lose money on your investment in the Fund or the Fund could underperform because of the following risks: common stocks are susceptible to general stock market  fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issues change. Individual  investments of the Fund may not perform as expected and the fund’s portfolio management practices may not achieve the desired result. Funds tilted toward small-cap companies generally experience greater price volatility. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. There is no guarantee that the objective will be met and diversification does not eliminate risk.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured - No Bank Guarantee - May Lose Value

Past performance does not guarantee future results.

ALPS Fund Services, Inc. is not affiliated with Valspresso Investment Management, LLC.

2	1.844.448.3886 | www.valspressofunds.com

Valspresso Green Zone Select™ Tactical Fund	Portfolio Update

September 30, 2015 (Unaudited)

Performance (as of September 30, 2015)

Since Inception*

Valspresso Green Zone Select Tactical Fund - A (NAV)	-11.20%
Valspresso Green Zone Select Tactical Fund - A (MOP)	-16.07%
Valspresso Green Zone Select Tactical Fund - I	-11.30%
Russell 2000® Index TR(a)	-12.86%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 448-3886 or by visiting www.valspressofunds.com.

*	Fund’s inception date is July 17, 2015.

(a)

The Russell 2000® Index TR - An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after such purchase. The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Class A and Class I shares (as reported in the February 27, 2015 Prospectus) are 2.35% and 1.60% and 2.10% and 1.35%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2017.

The Fund is new and has a limited operating history.

Performance of $10,000 Initial Investment (as of September 30, 2015)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | September 30, 2015	3

Valspresso Green Zone Select™ Tactical Fund	Portfolio Update

September 30, 2015 (Unaudited)

Top Ten Long Holdings (as a % of Net Assets)*

Healthcare Realty Trust, Inc. - REIT	1.52%
Briggs & Stratton Corp.	1.49%
Provident Financial Services, Inc.	1.44%
Simulations Plus, Inc.	1.40%
Central Garden & Pet Co.	1.38%
Lexington Realty Trust - REIT	1.35%
Cascade Microtech, Inc.	1.34%
Graphic Packaging Holding Co.	1.25%
LeMaitre Vascular, Inc.	1.23%
Cadence Design Systems, Inc.	1.21%

Top Ten Holdings	13.61%

Sector Allocation (as a % of Net Assets)*

Consumer, Cyclical	18.19%
Financials	17.58%
Consumer, Non-Cyclical	14.07%
Industrials	10.34%
Technology	9.10%
Communications	9.03%
Basic Materials	1.94%
Utilities	0.80%
Cash, Cash Equivalents, & Other Net Assets	18.95%

Total	100.00%

*	Holdings are subject to change.

4	1.844.448.3886 | www.valspressofunds.com

Valspresso Green Zone Select™ Tactical Fund	Disclosure of Fund Expenses

September 30, 2015 (Unaudited)

Examples. As a shareholder of the Valspresso Green Zone Select™ Tactical Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2015 and held through September 30, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2015 – September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expense Ratio(a)	Expense Paid During Period April 1, 2015 - September 30, 2015(b)

Valspresso Green Zone Select Tactical Fund
Class A
Actual(c)	$ 1,000.00	$ 888.00	1.60%	$ 3.02
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.05	1.60%	$ 8.09
Class I
Actual(c)	$ 1,000.00	$ 887.00	1.35%	$ 2.55
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.30	1.35%	$ 6.83

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)	The actual expenses paid during the period is based on the commencement of operations on July 20, 2015.

Annual Report | September 30, 2015	5

Valspresso Green Zone Select™ Tactical Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 3)

COMMON STOCKS (81.05%)
Basic Materials (1.94%)
Globe Specialty Metals, Inc.	192	$2,329
Orchids Paper Products Co.	84	2,192

Total Basic Materials		4,521

Communications (9.03%)
1-800-Flowers.com, Inc., Class A (a)	269	2,447
CalAmp Corp. (a)	106	1,706
Crown Media Holdings, Inc., Class A (a)	471	2,520
GlobalSCAPE, Inc.	795	2,607
The Interpublic Group of Cos., Inc.	86	1,645
Lionbridge Technologies, Inc. (a)	321	1,586
Polycom, Inc. (a)(b)	227	2,379
Reis, Inc.	106	2,401
VASCO Data Security International, Inc. (a)	122	2,079
Zix Corp. (a)	385	1,621

Total Communications		20,991

Consumer, Cyclical (18.19%)
Bowl America, Inc., Class A	112	1,620
Compx International, Inc.	163	1,791
Dover Motorsports, Inc.	806	1,858
Express, Inc. (a)	104	1,858
Ford Motor Co. (b)	127	1,723
Gaming Partners International Corp. (a)	215	2,146
Guess?, Inc. (b)	106	2,264
Hooker Furniture Corp.	59	1,389
Knoll, Inc. (b)	119	2,616
Marine Products Corp.	224	1,555
MarineMax, Inc. (a)	161	2,275
Monarch Casino & Resort, Inc. (a)(b)	126	2,264
Nautilus, Inc. (a)	156	2,339
PC Connection, Inc.	79	1,638
PetMed Express, Inc. (b)	108	1,739
PulteGroup, Inc.	131	2,472
Shoe Carnival, Inc.	114	2,713
Sonic Corp.	108	2,479
Superior Industries International, Inc. (b)	88	1,644
TiVo, Inc. (a)(b)	191	1,654
Wabash National Corp. (a)(b)	215	2,277

Total Consumer, Cyclical		42,314

Consumer, Non-cyclical (14.07%)
Bruker Corp. (a)(b)	100	1,643
Carriage Services, Inc.	109	2,353
Central Garden & Pet Co. (a)	207	3,202
Darling Ingredients, Inc. (a)	166	1,866
Flowers Foods, Inc.	89	2,202
The Fresh Market, Inc. (a)	104	2,349

	Shares	Value (Note 3)

Consumer, Non-cyclical (continued)
The Hackett Group, Inc.	197	$2,710
Heidrick & Struggles International, Inc. (b)	132	2,567
LeMaitre Vascular, Inc. (b)	234	2,852
Meridian Bioscience, Inc. (b)	100	1,710
Resources Connection, Inc. (b)	161	2,426
Span-America Medical	127	2,242
Tumi Holdings, Inc. (a)(b)	103	1,815
Village Super Market, Inc., Class A	118	2,786

Total Consumer, Non- cyclical		32,723

Financials (17.58%)
Cardinal Financial Corp. (b)	113	2,600
Corporate Office Properties Trust - REIT (b)	108	2,271
Cousins Properties, Inc. - REIT (b)	226	2,084
Dynex Capital, Inc. - REIT	309	2,027
Equity One, Inc. - REIT	85	2,069
First Connecticut Bancorp, Inc. (b)	112	1,805
First Industrial Realty Trust, Inc. - REIT (b)	89	1,865
Flushing Financial Corp. (b)	58	1,161
Franklin Street Properties Corp. - REIT (b)	165	1,774
Healthcare Realty Trust, Inc. - REIT (b)	142	3,528
Janus Capital Group, Inc. (b)	154	2,094
Lexington Realty Trust - REIT (b)	387	3,135
Medical Properties Trust, Inc. - REIT (b)	245	2,710
Piedmont Office Realty Trust, Inc., Class A - REIT (b)	147	2,630
Provident Financial Services, Inc. (b)	172	3,354
Sunstone Hotel Investors, Inc. - REIT (b)	117	1,548
Umpqua Holdings Corp. (b)	106	1,728
Universal Insurance Holdings, Inc.	85	2,511

Total Financials		40,894

Industrials (10.34%)
Air Transport Services Group, Inc. (a)(b)	208	1,778
Briggs & Stratton Corp. (b)	179	3,456
Columbus McKinnon Corp. (b)	86	1,562
CTS Corp. (b)	137	2,537
Graphic Packaging Holding Co. (b)	227	2,903
LSI Industries, Inc.	254	2,144
Marten Transport Ltd. (b)	97	1,568
Napco Security Technologies, Inc. (a)	266	1,609
Rexnord Corp. (a)	144	2,445
Roadrunner Transportation Systems, Inc. (a)(b)	101	1,859

See Notes to Financial Statements.

6	1.844.448.3886 | www.valspressofunds.com

Valspresso Green Zone Select™ Tactical Fund	Portfolio of Investments

September 30, 2015

	Shares	Value (Note 3)

Industrials (continued)
Rofin-Sinar Technologies, Inc. (a)	84	$2,178

Total Industrials		24,039

Technology (9.10%)
ACI Worldwide, Inc. (a)(b)	118	2,492
American Software, Inc., Class A	262	2,468
Applied Materials, Inc. (b)	136	1,998
Cadence Design Systems, Inc. (a)(b)	136	2,813
Cascade Microtech, Inc. (a)(b)	221	3,125
Convergys Corp. (b)	86	1,987
Genpact Ltd. (a)(b)	51	1,204
Simulations Plus, Inc.	344	3,247
Teradyne, Inc. (b)	101	1,819

Total Technology		21,153

Utilities (0.80%)
The York Water Co. (b)	88	1,850

TOTAL COMMON STOCKS (Cost $195,258)		188,485

TOTAL INVESTMENTS (81.05%) (Cost $195,258)		$188,485

Other Assets in Excess of Liabilities (18.95%)		44,075

NET ASSETS (100.00%)		$232,560

(a)	Non-income producing security.
(b)

Security, or a portion of security, is being held as collateral with the broker. As of September 30, 2015, the aggregate market value of those securities was $52,966, which represents approximately 22.78% of the Fund’s net assets.

Common Abbreviations:

Ltd.	-	Limited.
REIT	-	Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund’s net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2015	7

Valspresso Green Zone Select™ Tactical Fund	Statement of Assets and Liabilities

September 30, 2015

ASSETS:
Investments, at value (Cost $195,258)	$188,485
Cash	58,194
Receivable for investments sold	12,247
Dividends receivable	280
Receivable due from advisor	48,649
Prepaid expenses and other assets	254

Total Assets	308,109

LIABILITIES:
Payable for investments purchased	21,787
Payable for administration and transfer agency fees	29,019
Payable for distribution and services fees	39
Trustees’ fees and expenses payable	18
Payable for legal fees	1,871
Payable for audit and tax fees	16,700
Payable to Chief Compliance Officer	3,333
Accrued expenses and other liabilities	2,782

Total Liabilities	75,549

NET ASSETS	$232,560

NET ASSETS CONSIST OF:
Paid-in capital	$251,851
Accumulated net investment income	107
Accumulated net realized loss on investments	(12,625)
Net unrealized depreciation on investments	(6,773)

NET ASSETS	$232,560

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$8.88
Net Assets	$213,081
Shares of beneficial interest outstanding	24,009
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$9.40
Class I:
Net Asset Value, offering and redemption price per share	$8.87
Net Assets	$19,479
Shares of beneficial interest outstanding	2,196

See Notes to Financial Statements.
8	1.844.448.3886 | www.valspressofunds.com

Valspresso Green Zone Select™ Tactical Fund	Statement of Operations

For the Period Ended September 30, 2015(a)

INVESTMENT INCOME:
Dividends	$654
Foreign taxes withheld on dividends	(27)

Total Investment Income	627

EXPENSES:
Investment advisory fees (Note 7)	312
Administrative and transfer agency fees	35,473
Distribution and service fees
Class A	57
Legal fees	1,871
Audit and tax fees	16,700
Printing fees	503
State registration fees	47
SEC registration fees	18
Custody fees	1,183
Trustees’ fees and expenses	19
Chief Compliance Officer fees	3,979
Other expenses	1,661

Total Expenses	61,823
Less fees waived/reimbursed by investment advisor (Note 7)
Class A	(34,911)
Class I	(26,387)

Net Expenses	525

NET INVESTMENT INCOME	102

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(12,625)

Net realized loss	(12,625)

Net change in unrealized depreciation on:
Investments	(6,773)

Net change in unrealized depreciation	(6,773)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(19,398)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,296)

(a)	Commenced operations on July 20, 2015.

See Notes to Financial Statements.

Annual Report | September 30, 2015	9

Valspresso Green Zone Select™ Tactical Fund	Statement of Changes in Net Assets

For the Period Ended September 30, 2015(a)
OPERATIONS:
Net investment income	$102
Net realized loss on investments	(12,625)
Net change in unrealized depreciation on investments	(6,773)

Net decrease in net assets resulting from operations	(19,296)

BENEFICIAL SHARE TRANSACTIONS (NOTE 6):
Class A
Shares sold	221,856

Net increase from capital share transactions	221,856

Class I
Shares sold	100,000
Shares redeemed	(70,000)

Net increase from capital share transactions	30,000

Net increase in net assets	232,560

NET ASSETS
Beginning of period	–

End of period (Including accumulated net investment income of $107)	$232,560

(a)	Commenced operations on July 20, 2015.

See Notes to Financial Statements.

10	1.844.448.3886 | www.valspressofunds.com

Valspresso Green Zone Select™ Tactical Fund	Financial Highlights

Class A	For a Share Outstanding Throughout the Period Presented

For the Period
Ended
September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.00(c)
Net realized and unrealized loss	(1.12)

Total from investment operations	(1.12)

Net decrease in net asset value	(1.12)

Net asset value, end of period	$8.88

TOTAL RETURN(d)	(11.20)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$213

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets excluding fee waivers and reimbursements	153.68%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%(e)
Ratio of net investment income to average net assets	0.26%(e)

PORTFOLIO TURNOVER RATE(f)	96%

(a)	Commenced operations on July 20, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	11

Valspresso Green Zone Select™ Tactical Fund	Financial Highlights

Class I	For a Share Outstanding Throughout the Period Presented

For the Period
Ended
September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.01
Net realized and unrealized loss	(1.14)

Total from investment operations	(1.13)

Net decrease in net asset value	(1.13)

Net asset value, end of period	$8.87

TOTAL RETURN(c)	(11.30)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets excluding fee waivers and reimbursements	227.68%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.35%(d)
Ratio of net investment income to average net assets	0.37%(d)

PORTFOLIO TURNOVER RATE(e)	96%

(a)	Commenced operations on July 20, 2015.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Valspresso Green Zone Select™ Tactical Fund	Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust had 13 registered funds. This annual report describes the Valspresso Green Zone SelectTM Tactical Fund (the “Fund”). The Fund’s primary investment objective is to seek long-term return while reducing market risk. The Fund currently offers Class A shares and Class I shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before July 20, 2015 other than those relating to the sale and issuance of the Fund’s Class A shares and Class I shares to ALPS Fund Services, Inc. (“ALPS”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc., the Fund’s principal underwriter.

2. UNCERTAINTY

As described in note 7, Valspresso Investment Management, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Operating Expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.35% of the Fund’s average daily net assets for each of the Class A and Class I shares, respectively (the Fee Waiver Agreement). Based on the Fund’s current asset levels, the investment management fees being reimbursed to the Adviser are less than the operating expenses of the Fund being reimbursed directly by the Adviser. Thus, the Adviser currently is in a position where it needs to pay operating expenses from its resources to maintain the Fee Waiver Agreement. The Adviser is seeking additional capital investments from multiple sources to enable the Adviser to continue to maintain the Fee Waiver Agreement, as well as market and grow the assets of the Fund. Should the Adviser not be able to continue to meet its obligation to maintain the Fee Waiver Agreement all operating expenses of the Fund would be borne directly by the Fund’s shareholders. The Board of Trustees of the Trust has the authority to approve the liquidation of the Fund, without a vote of shareholders. The Board also has the authority to retain a successor investment adviser for an interim period. However, the retention of a successor adviser to serve after such interim period is required to be approved by “vote of a majority of the outstanding voting securities,” as defined by the Investment Company Act of 1940, of each Fund. These conditions raise substantial doubt about the Fund’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would

Annual Report | September 30, 2015	13

Valspresso Green Zone Select™ Tactical Fund	Notes to Financial Statements

September 30, 2015

use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

Valspresso Green Zone SelectTM Tactical Fund

Investments in Securities at Value	Level 1 - Unadjusted	Level 2 - Other Significant	Level 3 - Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Common Stocks
Basic Materials	$4,521	$–	$–	$4,521
Communications	20,991	–	–	20,991
Consumer, Cyclical	42,314	–	–	42,314
Consumer, Non-cyclical	32,723	–	–	32,723
Financials	40,894	–	–	40,894
Industrials	24,039	–	–	24,039
Technology	21,153	–	–	21,153
Utilities	1,850	–	–	1,850

TOTAL	$188,485	$–	$–	$188,485

The Fund recognizes transfers between levels as of the end of the period. For the fiscal period ended September 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal period ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing

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Valspresso Green Zone Select™ Tactical Fund	Notes to Financial Statements

September 30, 2015

of the tax return for federal purposes and four years for most state returns. If applicable, the Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. There were no distributions paid by the Fund for the fiscal period ended September 30, 2015.

Reclassifications: As of September 30, 2015, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments

$(5)	$5	$–

These differences are primarily attributed to organizational costs.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$4,020
Gross unrealized depreciation (excess of tax cost over value)	(10,839)

Net unrealized depreciation	(6,819)

Cost of investments for income tax purposes	$195,304

Components of Distributable Earnings: At September 30, 2015, components of distributable earnings were as follows:

Undistributed ordinary income	$107
Accumulated capital losses	(12,579)
Net unrealized depreciation on investments	(6,819)

Total	$(19,291)

Capital Losses: The Fund elects to defer to the period ending September 30, 2016, capital losses recognized during the period November 1, 2014 to September 30, 2015 in the amount of $12,579.

Annual Report | September 30, 2015	15

Valspresso Green Zone Select™ Tactical Fund	Notes to Financial Statements

September 30, 2015

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal period ended September 30, 2015 were as follows:

Proceeds from Sales of
Purchases of Securities	Securities

$361,698	$153,705

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

For the
Period Ended
September 30, 2015(a)

Class A
Shares sold	24,009

Net increase in shares outstanding	24,009

Class I
Shares sold	10,000
Shares redeemed	(7,804)

Net increase in shares outstanding	2,196

(a)	Commenced operations on July 20, 2015.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 73% of the shares outstanding are held within one omnibus account. Investment activities of these shareholders could have a material impact on the Fund.

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Valspresso Investment Management, LLC (“Valspresso” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.90% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.35% of the Fund’s average daily net assets for each of the Class A and Class I shares, respectively. The Fee Waiver Agreement is in effect through January 31, 2017 (See Note 2). The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Trust’s Board.

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Valspresso Green Zone Select™ Tactical Fund	Notes to Financial Statements

September 30, 2015

Valspresso Green Zone SelectTM Tactical Fund	Fees Waived/Reimbursed by Adviser

Class A	$(34,911)
Class I	(26,387)

TOTAL	$(61,298)

Valspresso Green Zone SelectTM Tactical Fund	Expires in 2018

Class A	$(34,911)
Class I	(26,387)

Total	$(61,298)

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal period ended September 30, 2015 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class A shares. The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class A shares, if any, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

8. TRUSTEES

As of September 30, 2015, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2015	17

Report of Independent Registered

Valspresso Green Zone Select™ Tactical Fund	Public Accounting Firm

The Board of Trustees and Shareholders

ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of Valspresso Green Zone Select Tactical Fund (the Fund), including the portfolio of investments, as of September 30, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period from July 20, 2015 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Valspresso Green Zone Select Tactical Fund as of September 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from July 20, 2015 (commencement of operations) to September 30, 2015, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in note 2 to the financial statements, the Fund has a fee waiver agreement with Valspresso Investment Management, LLC to limit the amount of certain Fund operating expenses. Valspresso Investment Management, LLC is experiencing financial challenges and seeking additional sources of financing in order to continue to maintain the fee waiver agreement and fund efforts to grow the Fund. These conditions raise substantial doubt about the Fund’s ability to continue as a going concern. ALPS Series Trust’s plans in regard to the Fund are also described in note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty, including the effect on future expenses if the fee waiver cannot be maintained.

KPMG LLP

Denver, Colorado

November 27, 2015

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Valspresso Green Zone Select™ Tactical Fund	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENT

On February 20, 2015, the Trustees met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement and other related materials.

In approving the Advisory Agreement with the Adviser, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Fund, to the Adviser of 0.90% of the Fund’s daily average net assets, in light of the nature, extent and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with those of funds in the expense group and universe of funds provided by an independent provider of investment company data (the “Data Provider”), which screened retail and institutional small blend mutual funds and excluded all others. The Data Provider expense group consists of the Fund and 14 other small blend mutual funds as identified by Morningstar.

The Trustees noted that the Adviser’s contractual advisory fee of 0.90% was below the Data Provider expense group average of 0.953% (Class A) and 0.96% (Class I) and below the Data Provider expense group median of 1.00% (Classes A and I). The Trustees also noted the Fund’s Class A total net expense of 1.60% (after fee waiver and expense reimbursement) was within the range of its Data Provider expense group of 1.10% to 1.91%. The Trustees further noted the Fund’s Class I total net expense of 1.35% (after fee waiver and expense reimbursement) was within the range of its Data Provider expense group of 0.95% to 1.50%. After further consideration, the Trustees determined that the contractual annual advisory fees and total net expenses set forth above for the Fund, taking into account the contractual fee waiver in place, was fair to the Fund’s shareholders.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement with the Adviser. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the SMAs under management by the Adviser. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, background and responsibilities of the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Trustees noted that the Adviser has been managing separately managed accounts using the Green Zone Select™ strategy since August 2013 and does not charge performance-based fees. The Trustees also reviewed, among other things, the Adviser’s Code of Ethics.

Annual Report | September 30, 2015	19

Valspresso Green Zone Select™ Tactical Fund	Additional Information

September 30, 2015 (Unaudited)

Performance: The Trustees noted that since the Fund has not yet begun operations, there is no performance of the Fund to be reviewed or analyzed at this time. The Trustees considered the Adviser’s reputation generally and its investment techniques, risk management controls and decision-making processes.

Accounts Using Comparable Strategies. The Trustees reviewed the information provided by the Adviser about the separately managed accounts employing a comparable strategy and the fees charged with respect to such accounts.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by the Adviser based on the fees payable under the Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the proposed Advisory Agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Adviser, noting that the Adviser does not currently engage in soft dollar arrangements pursuant to its soft dollar policy.

The Board summarized its deliberations with respect to the Advisory Agreement with the Adviser. In selecting the Adviser and the fees charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●

the contractual annual advisory fees of 0.90% of the Fund’s daily average net assets to be paid to the Adviser under the Advisory Agreement and the total net expenses of 1.60% for the Fund’s Class A shares and of 1.35% for the Fund’s Class I shares, taking into account the contractual fee waiver in place, were fair to the Fund’s shareholders;

●	the terms of the proposed fee waiver/expense reimbursement letter agreement between the Trust, on behalf of the Fund, and the Adviser, were not unreasonable;

●	the nature, extent and quality of services to be rendered by the Adviser under the Advisory Agreement were adequate;

●	there was no performance history for the Fund for the Board to consider;

●	the advisory fees charged by the Adviser to separately managed accounts employing a comparable strategy were higher than the advisory fees proposed to be charged to the Fund;

●	the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund was not unreasonable; and

●	there were no material economies of scale or other material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of each of the Fund and its shareholders.

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Valspresso Green Zone Select™ Tactical Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Cheryl Burgermeister Birth year: 1951	Trustee	Ms. Burgermeister was elected to the Board on October 30, 2012.	Ms. Burgermeister is Trustee, Chairman of the Board (effective January 2015) and Audit Committee and Nominating and Governance Committee member of The Select Sector SPDR Trust (October 1998 to present), Trustee of Russell Investment Funds (September 2012 to present) and Finance Committee member of the Portland Community College Foundation (January 2001 to present). She also served as Audit Committee Chair of The Select Sector SPDR Trust (October 1998 to January 2015), Trustee, Treasurer and Finance Committee Chair of the Portland Community College Foundation (January 2001 to June 30, 2015) and Trustee and Audit Committee Chair of E*Trade Funds (March 2004 to March 2010). Ms. Burgermeister is a licensed Certified Public Accountant and a member of the Oregon Society of Certified Public Accountants.	13	Ms. Burgermeister is a Trustee and Chairman of The Select Sector SPDR Trust (9 ETFs) and Trustee of Russell Investment Funds (48 funds).

J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	13	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Valspresso Investment Management, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2015	21

Valspresso Green Zone Select™ Tactical Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**

Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	13	None.

INTERESTED TRUSTEE AND OFFICERS

Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President of the Trust on October 30, 2012.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	13	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
***

The Fund Complex currently consists of 13 series of the Trust and any other investment companies for which any Trustee serves as trustee for and for which Valspresso Investment Management, LLC provides investment advisory services, currently none.

22	1.844.448.3886 | www.valspressofunds.com

Valspresso Green Zone Select™ Tactical Fund	Trustees and Officers

September 30, 2015 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

JoEllen L. Legg Birth year: 1961	Secretary	Ms. Legg was elected Secretary of the Trust on October 30, 2012.	Ms. Legg joined ALPS in October 2007 and is Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of Financial Investors Trust and Reaves Utility Income Fund and Assistant Secretary of the Griffin Institutional Access Real Estate Fund and WesMark Funds.

Nate Mandeville Birth year: 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust on August 22, 2014.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as the Assistant Treasurer of Financial Investors Trust.

Jennifer Welsh Birth year: 1977	Chief Compliance Officer (“CCO”)	Ms. Welsh was elected CCO of the Trust on August 14, 2015.	Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2012 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-844-448-3886.

Annual Report | September 30, 2015	23

Intentionally Left Blank

Valspresso
Funds

ANNUAL REPORT
September 30, 2015

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc. is the distributor for the Fund.

Item 2.   Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated Cheryl Burgermeister, J. Wayne Hutchens and Patrick Seese, as the registrant’s “Audit Committee Financial Experts.” Ms. Burgermeister, Mr. Hutchens and Mr. Seese are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a)

Audit Fees:    For the registrant’s fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $175,100 and $128,000, respectively.

(b)

Audit-Related Fees:   For the registrant’s fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees:    For the registrant’s fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $41,400 and $27,900, respectively. The fiscal year 2015 and 2014 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees:   For the registrant’s fiscal years ended September 30, 2015 and September 30, 2014, no fees were billed to registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $41,400 in fiscal year ended September 30, 2015 and $27,900 in fiscal year ended September 30, 2014. These fees consisted of tax fees billed to the registrant as described in response to paragraph (c) of this Item.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

 Not applicable to the registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable to the registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 12(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	December 7, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	December 7, 2015